UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2015

Municipal Fixed Income Funds
Dynamic Municipal Income*
High Yield Municipal
Short Duration Tax-Free

*Effective after the close of business on December 18, 2014, the Goldman Sachs Municipal Income Fund’s name changed to the “Goldman Sachs Dynamic Municipal Income Fund.”

Goldman Sachs Municipal Fixed Income Funds

■	DYNAMIC MUNICIPAL INCOME

■	HIGH YIELD MUNICIPAL

■	SHORT DURATION TAX-FREE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	26

Financial Statements	80

Financial Highlights	84

Notes to the Financial Statements	90

Report of Independent Registered Public Accounting Firm	106

Other Information	107

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Dynamic Municipal Income Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular states and sectors, the Fund is subject to greater risk of loss as a result of adverse events affecting those states and sectors than if its investments were not so concentrated. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

Effective after the close of business on December 18, 2014, the Fund’s name changed to the “Goldman Sachs Dynamic Municipal Income Fund.” In addition, effective as of that time, the Fund’s investment objective and principal strategy changed. The Fund’s previous investment objective was to seek a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. The Fund’s new investment objective is to seek a high level of current income that is exempt from regular federal income tax. The Fund will continue to invest in municipal securities that are exempt from regular federal income tax. However, the Fund’s new principal strategy permits the Fund to invest up to 30% of its assets in high yield municipal securities that, at the time of purchase, are non-investment grade (commonly referred to as “junk bonds”). High yield, lower rated investments involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities.

The Goldman Sachs High Yield Municipal Fund invests primarily in high yield municipal securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call and extension risk. High yield, lower rated investments involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. The Fund is subject to the risk that the liquidity of particular issuers or industries, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular sectors (for example, specific types of municipal securities) or states, the Fund is subject to greater risk of loss as a result of adverse events affecting those sectors or states than if its investments were not so concentrated. The Fund may invest in securities whose income is subject to the federal alternative minimum tax and state income tax. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax exempt or deferred accounts. Certain shareholders, including clients or affiliates of the investment adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may impact the Fund’s liquidity and NAV. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

The Goldman Sachs Short Duration Tax-Free Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. The Fund may invest up to 20% of its portfolio in private activity bonds whose income may be subject to the federal alternative minimum tax and taxable investments. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular states and sectors, the Fund is subject to greater risk of loss as a result of adverse events affecting those states and sectors than if its investments were not so concentrated. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic investment options, tax-free income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market recorded positive returns during the 12 months ended March 31, 2015 (the “Reporting Period”), benefiting from falling yields and favorable supply and demand dynamics.

In the second quarter of 2014, when the Reporting Period began, the municipal bond market generated strong gains as yields fell. Geopolitical uncertainty and inconsistent economic data helped push municipal prices higher. In the third calendar quarter and through the end of the Reporting Period, geopolitical uncertainty continued to help drive up municipal bond prices.

For the Reporting Period overall, shorter-term municipal yields edged up, while longer-term municipal yields fell. As a result, the municipal yield curve flattened. (Yield curve indicates a spectrum of maturities.) The yield on a two-year AAA-rated municipal security rose 10 basis points to 0.49%; the yield on a 10-year AAA-rated municipal security fell 53 basis points to 1.96%; and the yield on a 30-year AAA-rated municipal security dropped 85 basis points to 2.80%. (A basis point is 1/100th of a percentage point). By comparison, the yield on a two-year U.S. Treasury security rose 13 basis points to 0.56%; the yield on a 10-year U.S. Treasury fell 80 basis points to 1.92%; and the yield on a 30-year U.S. Treasury security dropped 102 basis points to 2.54%. (Source: GSAM, MMD and Bloomberg.)

Market technicals, or supply and demand factors, were supportive during the Reporting Period. Primary market issuance remained strong, with $372 billion of new supply during the Reporting Period. Investment inflows into municipal bond mutual funds were steady, averaging more than $380 million per week — a sharp turnaround from 2013 when municipal bond mutual funds saw average investment outflows of $1 billion every week. (Source: Lipper.)

Overall, credit quality in the municipal bond market remained strong during the Reporting Period. However, pockets of weakness generated negative headlines. Puerto Rico garnered attention after announcing tax revenues would fall short of its 2014 budget and following the passage of the Puerto Rico Public Corporation Debt Enforcement and Recovery Act, an act that introduced the possibility of restructuring at several public entities. Credit rating agencies responded with multiple notch downgrades. As the Reporting Period progressed, Puerto Rico continued to implement significant measures to address its financial difficulties, including legislation that would allow for the issuance of tax anticipation notes and an increase in petroleum taxes as well as a tax reform proposal that could potentially provide additional revenues. Also during the Reporting Period, credit rating agencies downgraded New Jersey after a revenue shortfall led the state to make a reduced payment to its pension funds. Meanwhile, Illinois grappled with its pension and budgetary issues. In more positive news, state revenues overall expanded during the Reporting Period, with most states working toward solid budget plans that would potentially enhance financial reserves and provide tax breaks. One such example was New York, which is one of the municipal bond market’s bellwether issuers. California also remained on an upward trajectory as revenues came in ahead of budget for the state’s 2014 fiscal year. In addition, during the Reporting Period, there was continued momentum towards resolution in the Detroit bankruptcy case.

MARKET REVIEW

High Yield Municipals

During the Reporting Period, the high yield municipal bond market outperformed the investment grade municipal bond market. The main drivers of outperformance among high yield municipal bonds were the hospital and transportation sectors. Both sectors returned more than 13% for the Reporting Period overall. As mentioned previously, Puerto Rico was the subject of significant negative news, which led to substantial volatility for the credit. Although Puerto Rico posted strong results in the third quarter of 2014, it underperformed the Barclays Municipal High Yield Bond Index for the Reporting Period as a whole.

Looking Ahead

At the end of the Reporting Period, municipal bond market technicals were favorable, despite an increase in primary market issuance, a trend we believe could continue. We also believe the tax environment should continue to be supportive for municipal bonds, even if interest rates remain low. That said, strong U.S. economic data, supported by recent Federal Reserve (“Fed”) statements, suggest to us that rates may rise during the second half of 2015. Higher rates, in our view, could make the tax exempt benefits of municipal bonds even more attractive and could boost the relative performance of the asset class. Meanwhile, we anticipate an increase in infrastructure investment by states and municipalities, and we expect their governments to take advantage of continued low interest rates to issue debt. We also expect to see more headlines around pension cost escalation, as this remains a serious challenge for some states and localities.

In the months ahead, we intend to maintain our approach in which we focus on seeking attractive risk/return opportunities across maturities along the municipal bond yield curve and inclusive of all credit qualities. We will continue seeking to keep the Funds invested in the most tax-efficient manner possible.

PORTFOLIO RESULTS

Goldman Sachs Dynamic Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Effective after the close of business on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed and repositioned as the Goldman Sachs Dynamic Municipal Income Fund (the “Fund”). At the same time, the Fund’s performance benchmark was changed from the Barclays Municipal Bond Index to the Barclays Municipal Bond 1-10 Year Blend Index, which the Investment Adviser believes is a more appropriate benchmark against which to measure the Fund’s performance in light of changes to the Fund’s investment strategies. The performance information reported below is the combined performance of the Fund, reflecting current and prior investment objectives, strategies and policies.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 6.00%, 5.21%, 6.36%, 5.79% and 6.27%, respectively. These returns compare to the 3.87% average annual total return of the Fund’s benchmark, the Barclays Municipal Bond 1-10 Year Blend Index (the “Barclays 1-10 Year Blend Index”), during the same time period. To compare, the Fund’s former benchmark, the Barclays Municipal Bond Index (the “Barclays Index”), generated a 6.62% average annual total return during the same time period.

Q	How did the Fund’s investment strategy change as a result of its renaming and repositioning at the end of business on December 18, 2014?

A	The Fund’s investment objective changed from seeking “a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital” to seeking “a high level of current income that is exempt from regular federal income tax.” The Fund will continue to invest in fixed income securities that are exempt from regular federal income tax. However, the Fund’s new principal strategy seeks to add value through capitalizing on municipal market inefficiencies by targeting a duration bandwidth of two to eight years and by providing flexibility for the Fund to invest up to 30% of its net assets in securities rated below investment grade or, if unrated, determined by Goldman Sachs Asset Management to be of comparable credit quality. As part of the Fund’s change in investment objective, its benchmark index changed at the end of business on December 18, 2014 from the Barclays Municipal Bond Index to the Barclays Municipal Bond 1-10 Year Blend Index.

Q	What key factors were responsible for the Fund’s performance between April 1, 2014 and December 18, 2014 (the “initial part of the Reporting Period”)?

A	During the initial part of the Reporting Period, the Fund’s exposure to longer maturity securities added to relative performance, as the municipal yield curve flattened, meaning the differential between longer-term and shorter-term yields narrowed. Sector positioning and bottom-up issue selection also contributed positively. The Fund’s yield curve strategy further enhanced relative returns. Yield curve is a spectrum of maturities.

PORTFOLIO RESULTS

Q	Which municipal bond market sectors most significantly affected Fund performance during the initial part of the Reporting Period?

A	As municipal credit conditions improved during the initial part of the Reporting Period, the Fund’s overweight position in lower credit quality BBB-rated municipal bonds added to relative performance. Individual issue selection amongst California and Texas credits also bolstered returns. In addition, the Fund benefited from its underweight in pre-refunded municipal bonds. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.)

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the initial part of the Reporting Period?

A	During the initial part of the Reporting Period, the Fund benefited from its yield curve positioning relative to the Barclays Index. More specifically, as the municipal yield curve flattened, the Fund’s exposure to the longer-maturity spectrum of the yield curve added to results.

Q	What changes did you make in the Fund’s weightings and investments during the initial part of the Reporting Period?

A	During the initial part of the Reporting Period, we reduced the Fund’s exposure to state and local general obligation bonds. We added exposure to lease-backed bonds. In addition, we increased the Fund’s exposure to pre-refunded bonds.

Q	How was the Fund positioned relative to the Barclays Index at the end of the initial part of the Reporting Period?

A	At the end of the initial part of the Reporting Period, the Fund held a shorter duration position compared to that of the Barclays Index. It was underweight relative to the Barclays Index in higher credit quality investment grade municipal bonds. The Fund was overweight lower credit quality BBB-rated and lower rated credits. Compared to the Barclays Index, it was overweight in Puerto Rico, California and Texas municipal bonds. It was underweight relative to the Barclays Index in New York municipal bonds.

Q	What key factors were responsible for the Fund’s performance between the close of business December 18, 2014 and March 31, 2015 (the “latter part of the Reporting Period”)?

A	The Fund benefited from its exposure to longer maturity securities, as the municipal yield curved flattened. Sector positioning and bottom-up issue selection also contributed positively. The Fund’s yield curve strategy further enhanced relative returns.

Q	Which municipal bond market sectors most significantly affected Fund performance during the latter part of the Reporting Period?

A	As municipal credit conditions continued to improve during the latter part of the Reporting Period, an overweight in lower credit quality BBB-rated municipal bonds added to the Fund’s relative performance. The Fund also benefited from its underweight in pre-refunded municipal bonds.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the latter part of the Reporting Period?

A	During the latter part of the Reporting Period, the Fund benefited from its yield curve positioning relative to the Barclays 1-10 Year Blend Index. The Fund’s exposure to the longer-maturity segment of the municipal yield curve added to performance as the yield curve flattened.

Q	What changes did you make in the Fund’s weightings and investments during the latter part of the Reporting Period?

A	During the latter part of the Reporting Period, we increased the Fund’s exposure to tobacco bonds.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

A

During the Reporting Period overall, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest

PORTFOLIO RESULTS

rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Also, to manage against potential changes in interest rates, the Fund employed interest rate swap contracts during the Reporting Period overall.

Q	How was the Fund positioned relative to the Barclays 1-10 Year Blend Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held a longer duration position compared to that of the Barclays 1-10 Year Blend Index. It was underweight relative to the Barclays 1-10 Year Blend Index in higher credit quality investment grade municipal bonds and overweight in lower credit quality BBB-rated and other lower credit quality issues. Compared to the Barclays 1-10 Year Blend Index, the Fund was overweight in Puerto Rico, California and Texas municipal bonds and underweight in New York municipal bonds.

FUND BASICS

Dynamic Municipal Income Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Barclays Municipal Bond 1-10 Year Blend Index[2]	Barclays Municipal Bond Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]	30-Day Taxable Equivalent Yield[5]
Class A	6.00%	3.87%	6.62%	2.01%	1.73%	3.55%
Class C	5.21	3.87	6.62	1.35	1.05	2.39
Institutional	6.36	3.87	6.62	2.43	2.13	4.29
Service	5.79	3.87	6.62	1.94	1.64	3.43
Class IR	6.27	3.87	6.62	2.34	2.01	4.13

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	“The Fund’s performance benchmark was changed from the Barclays Municipal Bond Index to the Barclays Municipal Bond 1-10 Year Blend Index because Goldman Sachs Asset Management believes it is a more appropriate benchmark against which to measure the Fund’s performance, in light of changes to the Fund’s investment strategies.”

[3]	The Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[5]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.04%	4.45%	3.86%	4.73%	7/20/93
Class C	4.18	4.47	3.49	3.88	8/15/97
Institutional	6.36	5.61	4.63	5.04	8/15/97
Service	5.79	5.04	4.08	4.54	8/15/97
Class IR	6.27	N/A	N/A	5.21	7/30/10

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	1.00%
Class C	1.54	1.75
Institutional	0.45	0.66
Service	0.94	1.16
Class IR	0.54	0.75

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[8]
Percentage of Market Value

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Performance Summary

March 31, 2015

The following graph shows the value as of March 31, 2015, of a $10,000 investment made on April 1, 2005 in Institutional Shares. For comparative purposes, the performance of the Fund’s current benchmark (effective after the close of business on December 18, 2014), the Barclays Municipal Bond 1-10 Year Blend Index, and the Fund’s former benchmark, the Barclays Municipal Bond Index (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Dynamic Municipal Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2005 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 20, 1993)
Excluding sales charges	6.00%	5.25%	4.26%	4.91%
Including sales charges	2.04%	4.45%	3.86%	4.73%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	5.21%	4.47%	3.49%	3.88%
Including contingent deferred sales charges	4.18%	4.47%	3.49%	3.88%

Institutional (Commenced August 15, 1997)	6.36%	5.61%	4.63%	5.04%

Service (Commenced August 15, 1997)	5.79%	5.04%	4.08%	4.54%

Class IR (Commenced July 30, 2010)	6.27%	N/A	N/A	5.21%

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 9.47%, 8.66%, 9.79% and 9.86%, respectively. These returns compare to the 7.87% average annual total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The High Yield Municipal Composite is composed 40% of the Barclays Municipal Bond Index (with dividends reinvested) and 60% of the Barclays Municipal High Yield Bond Index, which generated average annual total returns of 6.62% and 8.69%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s holdings of longer maturity securities added to relative performance, as the municipal yield curve flattened substantially during the Reporting Period, meaning the differential between longer-term and shorter-term yields narrowed. (Yield curve is a spectrum of maturities.) In addition, individual issue selection amongst California and Florida municipal bonds contributed positively as did individual issue selection within the hospital sector. The Fund’s tactical management of its duration positioning detracted from relative results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund’s overweight exposure to the hospital sector added to relative returns, as hospital bonds recorded strong gains during the Reporting Period. The Fund’s underweight position in Puerto Rico bonds also enhanced results as the commonwealth’s debt generated a negative absolute return in the High Yield Municipal Composite.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	During the Reporting Period, the tactical management of the Fund’s duration positioning detracted from relative performance. Although the Fund benefited from its shorter duration positioning relative to that of the High Yield Municipal Composite when municipal yields rose during September 2014 and February 2015, the same positioning hurt performance as municipal yields fell for the Reporting Period as a whole, especially during the fourth quarter of 2014 and into early 2015.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. In addition, the Fund employed interest rate swaps, tied to LIBOR (London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements), to manage the Fund’s duration position during the Reporting Period. Also during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those

PORTFOLIO RESULTS

on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, the Fund’s duration position fluctuated between approximately 7.70 years and 6.00 years and ended the Reporting Period at 7.41 years. We reduced the Fund’s exposure to hospital bonds but continued to maintain an overweight position relative to the High Yield Municipal Composite. We increased the Fund’s allocation to the municipal debt of Illinois.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a shorter duration position compared to that of the High Yield Municipal Composite. It was overweight relative to the High Yield Municipal Composite in the hospital and special assessment sectors. Compared to the High Yield Municipal Composite, the Fund was underweight higher credit quality AAA-rated and AA-rated issues and overweight lower credit quality BBB-rated issues.

FUND BASICS

High Yield Municipal Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Goldman Sachs High Yield Municipal Fund Composite Index[2]	Barclays Municipal High Yield Bond Index[3]	Barclays Municipal Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]	30-Day Taxable Equivalent Yield[6]
Class A	9.47%	7.87%	8.69%	6.62%	2.79%	2.70%	4.93%
Class C	8.66	7.87	8.69	6.62	2.18	2.08	3.85
Institutional	9.79	7.87	8.69	6.62	3.22	3.16	5.69
Class IR	9.86	7.87	8.69	6.62	3.17	3.07	5.60

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Barclays Municipal Bond Index (40%) (with dividends reinvested) and the Barclays Municipal High Yield Bond Index (60%) (with dividends reinvested).

[3]	The Barclays Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	4.56%	6.07%	2.95%	4.47%	4/3/00
Class C	7.62	6.28	2.65	4.01	4/3/00
Institutional	9.79	7.37	3.76	5.16	4/3/00
Class IR	9.86	N/A	N/A	7.16	7/30/10

[7]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.87%	0.93%
Class C	1.62	1.68
Institutional	0.58	0.59
Class IR	0.62	0.69

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[9]
Percentage of Market Value

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary

March 31, 2015

The following graph shows the value as of March 31, 2015, of a $10,000 investment made on April 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Barclays Municipal Bond Index, the Barclays Municipal High Yield Bond Index and the High Yield Municipal Fund Composite Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Yield Municipal Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2005 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	9.47%	7.05%	3.42%	4.79%
Including sales charges	4.56%	6.07%	2.95%	4.47%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	8.66%	6.28%	2.65%	4.01%
Including contingent deferred sales charges	7.62%	6.28%	2.65%	4.01%

Institutional (Commenced April 3, 2000)	9.79%	7.37%	3.76%	5.16%

Class IR (Commenced July 30, 2010)	9.86%	N/A	N/A	7.16%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 1.01%, 0.71%, 1.45%, 0.96% and 1.36%, respectively. These returns compare to the 1.02% average annual total return of the Fund’s benchmark, the Barclays Municipal Bond 1-3 Year Blend Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund benefited from its holdings of longer-term securities, as the municipal yield curve flattened during the Reporting Period, meaning the differential between longer-term and shorter-term yields narrowed. Sector positioning and bottom-up issue selection also contributed positively to relative returns. The Fund’s duration and yield curve strategy enhanced relative results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	Although sector positioning added to relative performance overall, the Fund was negatively affected by its holdings of Puerto Rico bonds, especially during the fourth quarter of 2014 and the first quarter of 2015. These investments detracted from Fund returns as Puerto Rico’s debt experienced significant volatility. Individual selection among lower credit quality BBB-rated issues also dampened relative performance late in the Reporting Period. The Fund benefited overall from its exposure to local general obligation bonds. Positioning in the hospital sector also added to returns. Additionally, individual issue selection among special assessment bonds bolstered results.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	During the Reporting Period, the Fund’s duration positioning contributed positively to relative results. The Fund held a shorter duration position relative to the Index for most of the Reporting Period, which added to performance as shorter-maturity municipal yields — especially those in the two-year portion of the municipal yield curve — rose, particularly during September 2014.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used municipal inverse variable rate securities to seek to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value.

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from a shorter duration position relative to that of the Index to a comparatively longer duration position. We reduced the Fund’s exposure to special tax bonds and hospital bonds. We increased the Fund’s exposure to transportation bonds as well as to water and sewer bonds during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a longer duration position compared to that of the Index. It was overweight relative to the Index in higher credit quality AAA-rated issues, lower credit quality BBB-rated issues and other lower credit quality rated municipal bonds. The Fund was also overweight in Texas, Puerto Rico and New York municipal bonds at the end of the Reporting Period.

FUND BASICS

Short Duration Tax-Free Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Barclays Municipal 1-3 Year Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	1.01%	1.02%	0.61%	0.59%	1.08%
Class C	0.71	1.02	0.23	-0.15	0.41
Institutional	1.45	1.02	0.96	0.93	1.70
Service	0.96	1.02	0.47	0.44	0.83
Class IR	1.36	1.02	0.87	0.85	1.54

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Municipal 1-3 Year Blend Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.49%	1.21%	2.24%	2.78%	5/1/97
Class C	0.05	1.06	1.78	2.11	8/15/97
Institutional	1.45	1.84	2.74	3.42	10/1/92
Service	0.96	1.34	2.24	2.90	9/20/94
Class IR	1.36	N/A	N/A	1.53	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.73%	0.76%
Class C	1.13	1.51
Institutional	0.39	0.42
Service	0.89	0.92
Class IR	0.48	0.51

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

March 31, 2015

The following graph shows the value as of March 31, 2015, of a $10,000 investment made on April 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Municipal 1-3 Year Blend Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2005 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	1.01%	1.52%	2.40%	2.87%
Including sales charges	-0.49%	1.21%	2.24%	2.78%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.71%	1.06%	1.78%	2.11%
Including contingent deferred sales charges	0.05%	1.06%	1.78%	2.11%

Institutional (Commenced October 1, 1992)	1.45%	1.84%	2.74%	3.42%

Service (Commenced September 20, 1994)	0.96%	1.34%	2.24%	2.90%

Class IR (Commenced July 30, 2010)	1.36%	N/A	N/A	1.53%

PORTFOLIO RESULTS

Index Definition

The Barclays Municipal 1-10 Year Blend Index is a sub-component of the Barclays Municipal Bond Index. It is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. Securities must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s Investor Service, Inc., Standard & Poor’s Financial Services LLC and Fitch Ratings, Inc.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 98.6%
Alabama – 2.8%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA+/NR)(a)(b)(c)
$1,000,000	12.322%	11/03/16	$1,215,460
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)
2,500,000	5.750	10/01/30	2,981,200
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB-/NR)
1,780,000	5.750	12/01/36	1,813,250
Auburn University General Fee RB Refunding Series 2015 A (AA-/Aa2)
1,205,000	4.000	06/01/19	1,337,899
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
575,000	5.000	11/15/17	589,893
100,000	5.000	11/15/21	102,634
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
350,000	5.000	10/01/44	384,258
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/21	1,121,610
3,000,000	6.000	10/01/42	3,360,090
3,000,000	6.500	10/01/53	3,487,050

			16,393,344

Arizona – 2.0%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
5,150,000	0.994	01/01/37	4,630,725
Arizona State University System RB Refunding Series 2015 B (AA/Aa3)(e)
3,000,000	5.000	07/01/19	3,457,050
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
2,200,000	7.250	02/01/40	2,567,708
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2003 A-2 (AMT) (A-/NR)(a)
1,410,000	1.600	03/01/18	1,410,790

			12,066,273

Arkansas – 0.8%
Arkansas State Development Finance Authority Hospital RB Refunding for Washington Regional Medical Center Series 2015 B (NR/Baa1)
770,000	3.000	02/01/18	798,814
1,845,000	3.000	02/01/19	1,920,940
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA) (FNMA) (AA+/NR)
505,000	5.500	07/01/23	537,901

State-Specific Municipal Debt Obligations – (continued)
Arkansas – (continued)
City of Little Rock Sewer RB Refunding Series 2015 (NR/Aa3)
$1,250,000	4.000%	04/01/21	$1,409,387

			4,667,042

California – 18.3%
Bay Area Toll Authority California Toll Building Authority RB for San Francisco Bay Area Series 2008 F-1 (AA/Aa3)(f)
4,000,000	5.500	04/01/18	4,546,240
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (GO OF INSTN) (AA+/Aa1)
5,000,000	5.000	11/01/39	5,709,450
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA-/Aa3)(f)
1,000,000	6.500	10/01/18	1,193,360
California State Various Purpose GO Bonds Series 2009 (A+/Aa3)
5,000,000	5.250	10/01/25	5,867,500
5,000,000	6.500	04/01/33	6,065,450
2,750,000	6.000	04/01/38	3,269,365
California State Various Purpose GO Bonds Series 2010 (A+/Aa3)
1,250,000	6.000	03/01/33	1,523,500
1,500,000	5.500	03/01/40	1,757,760
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (A+/NR)
1,435,000	5.750	08/15/38	1,633,963
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/42	2,397,240
California Statewide Community Development Authority Water & Wastewater RB Balance Series 2004 (AGM) (AA/A2)
15,000	5.250	10/01/19	15,052
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(g)
3,500,000	0.000	06/01/34	1,617,805
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A-/NR)
500,000	5.000	09/01/32	558,600
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(g)
18,000,000	0.000	06/01/47	1,471,320
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(g)
19,500,000	0.000	06/01/47	766,545
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (B/B3)
2,500,000	4.500	06/01/27	2,422,400
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA+/Aa1)
5,000,000	5.250	08/01/39	5,885,050

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles County Metropolitan Transportation Authority RB Refunding for Union Station Project Series 2004 D (AMBAC) (A/A1)(d)
$2,100,000	0.399%	07/01/27	$1,965,108
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(g)
2,000,000	0.000	08/01/37	743,720
4,500,000	0.000	08/01/38	1,589,895
4,500,000	0.000	08/01/39	1,520,550
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (AA-/NR)(g)
1,205,000	0.000	08/01/26	825,232
M-S-R Energy Authority Gas RB Series 2009 A (A-/NR)
1,750,000	6.500	11/01/39	2,423,627
M-S-R Energy Authority Gas RB Series 2009 C (A-/NR)
3,500,000	6.125	11/01/29	4,372,900
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(h)
5,000,000	0.000	08/01/35	3,990,700
Ontario Redevelopment Financing Authority Lease RB for Capital Projects Series 2007 (AMBAC) (AA-/WR)
1,110,000	5.250	08/01/22	1,222,865
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)
2,500,000	6.750	11/01/39	2,776,050
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(h)
6,450,000	0.000	08/01/38	6,695,616
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(g)
2,150,000	0.000	08/01/31	1,087,190
4,150,000	0.000	08/01/32	1,978,845
3,500,000	0.000	08/01/33	1,573,495
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A2)
4,000,000	5.000	05/01/31	4,495,800
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
5,000,000	5.000	09/01/27	5,082,400
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(d)
3,000,000	0.705	12/01/35	2,700,660
San Diego County Water Authority COPS Series 2008 A (AGM) (AA+/Aa2)
5,000,000	5.000	05/01/33	5,510,100
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa3)(g)
5,000,000	0.000	07/01/39	1,847,700
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2013 A (AMT) (A+/A1)
2,000,000	5.500	05/01/28	2,370,440

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (AA-/A3)(g)
$1,605,000	0.000%	01/15/26	$1,106,150
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(d)
5,000,000	0.913	05/15/43	4,159,200
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (AA-/A3)
725,000	5.250	09/01/19	729,437
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (AA-/A3)(g)
1,175,000	0.000	08/01/25	828,669

			108,296,949

Colorado – 2.5%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB+/NR)(f)
1,150,000	5.000	12/01/15	1,185,753
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)(e)
550,000	2.000	12/01/16	558,630
625,000	4.000	12/01/19	673,906
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000	5.500	11/15/29	5,814,900
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(d)
5,000,000	1.275	12/01/33	4,568,400
E-470 Public Highway Authority RB Series 2010 A (BBB/Baa1)(g)
6,000,000	0.000	09/01/40	2,187,720

			14,989,309

District of Columbia – 1.2%
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (A/A1)
230,000	6.250	05/15/24	231,794
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa1)
1,000,000	6.500	05/15/33	1,257,390
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AA+/Aa2)(f)
5,000,000	6.000	10/01/18	5,862,050

			7,351,234

Florida – 8.8%
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A-/NR)
1,095,000	5.000	05/01/19	1,170,632
Citizens Property Insurance Corp. RB Senior Secured for High Risk Account Series 2009 A-1 (A+/A2)
3,650,000	5.500	06/01/17	4,008,503

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
$865,000	5.375%	05/01/36	$867,820
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
215,000	2.875	05/01/21	215,295
220,000	3.000	05/01/22	220,411
225,000	3.250	05/01/23	225,632
235,000	3.375	05/01/24	235,818
245,000	3.500	05/01/25	245,823
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (BBB+/NR)
390,000	5.000	05/01/21	392,668
Crossings At Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (AA-/A3)
125,000	4.750	10/01/36	130,159
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)
1,000,000	6.250	10/01/31	1,203,290
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (A+/Aa3)
2,000,000	5.000	10/01/21	2,362,380
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (NATL-RE) (AA-/A3)
2,755,000	5.375	05/01/22	2,834,454
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
585,000	3.375	05/01/23	580,297
605,000	3.500	05/01/24	595,737
630,000	3.625	05/01/25	621,873
650,000	3.750	05/01/26	642,441
High Ridge Quantum Community Development District Special Assessment for Boyton Beach Series 2005 A (NR/NR)
1,670,000	5.750	05/01/35	1,672,054
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (A-/A3)
275,000	5.625	03/01/24	275,498
Keys Cove Community Development District Special Assessment Series 2004 (NR/NR)
2,165,000	5.875	05/01/35	2,196,263
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
1,000,000	4.250	05/01/25	991,080
1,735,000	4.875	05/01/35	1,714,163
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(i)
1,185,000	5.375	05/01/30	805,800
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (A-/NR)
750,000	4.450	05/01/30	780,097

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A (NR/NR)
$855,000	6.000%	05/01/35	$855,282
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA/A2)
1,200,000	6.000	02/01/30	1,443,000
1,500,000	6.000	02/01/31	1,802,835
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A/A2)(b)
5,000,000	5.000	03/01/30	5,707,050
Miami-Dade County Florida Aviation RB Refunding RMKT 03/17/08 Series 2003 E (AMT) (NATL-RE) (AA-/NR)
575,000	5.250	10/01/16	613,824
Miromar Lakes Community Development District Capital Improvement RB Refunding Series 2015 (NR/NR)
1,000,000	3.500	05/01/20	990,360
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA/A2)
1,250,000	5.375	10/01/40	1,450,825
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/33	1,376,404
Port Everglades Authority RB for Port Facilities Series 1986 (ETM) (AA+/Aaa)(f)
710,000	7.125	11/01/16	737,853
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
875,000	4.250	11/01/25	866,897
Sonoma Bay Community Development District Special Assessment Series 2005 A (NR/NR)
585,000	5.450	05/01/36	586,275
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA-/Aa3)
2,000,000	6.500	11/15/39	2,407,700
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (AA-/A3)
1,140,000	4.500	05/01/18	1,199,155
Thousand Oaks Community Development District Special Assessment Series 2005 A-1 (NR/NR)
850,000	5.350	05/01/35	850,773
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
435,000	3.625	11/01/20	435,100
530,000	4.375	11/01/25	531,097
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (BBB/NR)
1,000,000	4.250	05/01/31	1,007,320
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A/NR)
500,000	4.250	05/01/30	510,275

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Village Community Development District No. 6 Special Assessment Series 2007 (NR/NR)
$1,685,000	5.250%	05/01/37	$1,726,198
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
2,150,000	4.000	05/01/31	2,142,367

			52,228,778

Georgia – 1.8%
Atlanta Airport RB Refunding Series 2012 C (AMT) (A+/Aa3)
1,250,000	5.000	01/01/27	1,456,300
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/Aa3)
4,075,000	5.250	07/01/36	4,684,701
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(d)
5,000,000	0.834	10/01/33	4,348,350

			10,489,351

Guam – 0.4%
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
850,000	5.625	12/01/29	958,035
750,000	5.750	12/01/34	845,197
Guam Power Authority RB 2014 Series A (AGM) (AA/A2)
325,000	5.000	10/01/39	371,709
250,000	5.000	10/01/44	284,213

			2,459,154

Idaho – 0.2%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A-/A3)
1,000,000	6.750	11/01/37	1,170,000

Illinois – 6.9%
Chicago Illinois Board of Education GO Bonds Refunding Series 2015 A (A-/NR)(a)
5,000,000	4.020	03/01/17	5,030,000
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A-/A3)
2,000,000	5.500	01/01/29	2,329,620
Chicago Illinois O’Hare International Airport RB Refunding Third Lien Series 2003 A-1 (XLCA) (A-/A2)
490,000	5.250	01/01/34	491,857
Chicago Illinois Tax Increment Allocation RB Refunding for Pilsen Redevelopment Project Series 2014 A (A/NR)
1,135,000	5.000	06/01/20	1,272,721
Illinois Finance Authority RB for Edward Hospital Obligated Group RMKT 04/09/08 Series 2008 A (AMBAC) (A/A2)
350,000	6.250	02/01/33	393,361
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2005 A (AMT) (A-/NR)
400,000	5.050	08/01/29	409,648

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois GO Bonds Series 2003 (NATL-RE) (AA-/A2)
$975,000	5.000%	06/01/19	$978,491
Illinois GO Bonds Series 2012 (A-/A3)
2,445,000	5.000	03/01/19	2,697,715
Illinois GO Bonds Series 2013 (A-/A3)
5,500,000	5.250	07/01/28	6,124,965
5,120,000	5.500	07/01/38	5,684,378
Illinois Municipal Electric Agency RB Power Supply System Series 2007 A (NATL-RE FGIC) (AA-/A1)(f)
4,020,000	5.250	02/01/17	4,330,143
Lake County Illinois Community Consolidated School District No. 41 GO Bonds Series 1999 A (AGM) (AA/Aa2)
2,725,000	9.000	11/01/16	3,083,392
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A-/NR)
1,125,000	6.000	06/01/28	1,337,186
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Refunding Series 2007 (ASSURED GTY) (AA/NR)
2,320,000	5.500	03/01/32	2,534,461
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(g)
6,000,000	0.000	12/01/25	4,088,700

			40,786,638

Indiana – 0.9%
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/WR)(f)
2,000,000	5.250	08/01/16	2,129,700
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(b)(c)
205,000	25.332	11/01/27	287,049
Indianapolis Indiana Airport Authority RB Refunding Special Facilities for Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa1)
640,000	5.100	01/15/17	685,267
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 C (NATL-RE) (AA-/A3)
650,000	5.850	04/01/19	746,961
Vanderburgh County Indiana Redevelopment Commission Tax Increment Tax Allocation Series 2006 (A/NR)(f)
1,400,000	5.250	08/01/16	1,491,756

			5,340,733

Iowa – 0.2%
Coralville Iowa COPS Series 2006 D (NR/Ba1)
1,325,000	5.250	06/01/22	1,337,985

Kentucky – 0.7%
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (NR/Aaa)(f)
3,750,000	6.125	02/01/18	4,299,225

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Louisiana – 1.7%
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa2)
$2,560,000	4.750%	03/01/19	$2,568,064
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA/A2)(f)
1,230,000	5.250	08/01/19	1,418,079
New Orleans Aviation Board GARBs Series 2015 B (AMT) (A-/A3)
3,750,000	5.000	01/01/34	4,203,938
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA/A3)
1,350,000	6.000	01/01/23	1,561,815
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (AMT) (BBB+/A3)
500,000	5.000	04/01/30	552,960

			10,304,856

Maine – 0.3%
Maine Turnpike Authority RB Refunding Series 2015 (AA-/Aa3)(e)
1,565,000	5.000	07/01/26	1,937,360

Maryland – 1.3%
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
1,001,000	6.500	07/01/31	1,003,553
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (Radian) (AA/ NR)
210,000	5.600	07/01/20	210,214
555,000	5.700	07/01/29	555,355
Maryland State Department of Transportation Consolidated Transportation RB Series 2015 (AAA/Aa1)
3,000,000	5.000	02/01/22	3,642,060
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+/NR)
500,000	5.625	12/01/16	517,715
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa1)
1,500,000	5.000	03/01/19	1,623,420

			7,552,317

Massachusetts – 1.8%
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)
5,000,000	5.250	02/01/34	5,889,550
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA/A1)
1,315,000	6.350	01/01/30	1,411,889
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (BBB/Baa2)
2,685,000	5.750	07/01/31	2,955,192

State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (NR/NR)(f)
$315,000	5.750%	07/01/18	$362,971

			10,619,602

Michigan – 0.5%
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
400,000	5.000	07/01/35	442,688
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL-RE FGIC) (AA-/A3)
650,000	5.000	07/01/36	708,702
Michigan Finance Authority RB Refunding for Detroit Water and Sewer Senior Lien Series 2014 C-3 (AGM) (AA/A2)
325,000	5.000	07/01/32	362,931
250,000	5.000	07/01/33	278,342
Roseville Community School District GO Bonds Refunding (Q-SBLF) (AA-/NR)
1,000,000	5.000	05/01/20	1,152,270

			2,944,933

Minnesota – 0.8%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A/A3)
1,500,000	6.750	11/15/32	1,759,395
St. Paul Minnesota Housing & Redevelopment Authority RB for HealthPartners Obligated Group Project Series 2006 (A/A2)
2,900,000	5.250	05/15/36	3,079,249

			4,838,644

Mississippi – 0.2%
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (NR/Aa2)
1,095,000	5.375	10/01/33	1,255,352

Missouri – 0.2%
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A3)
270,000	4.750	06/01/25	271,990
Missouri State Health & Educational Facilities Authority RB for St. Louis University Series 1998 (AA-/A1)
1,000,000	5.500	10/01/15	1,025,440

			1,297,430

Nevada – 1.2%
Clark County School District GO Bonds Refunding Series 2015 B (AA-/A1)
4,475,000	5.000	06/15/18	5,010,344

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Nevada – (continued)
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
$560,000	4.850%	12/01/15	$568,227
1,265,500	5.100	12/01/22	1,281,774

			6,860,345

New Hampshire – 0.2%
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)
1,250,000	5.200	05/01/27	1,315,988

New Jersey – 4.4%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA/A2)
15,000	6.000	12/15/34	17,222
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA+/A2)(f)
985,000	6.000	12/15/18	1,161,473
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A-/A2)
360,000	5.000	09/01/34	388,606
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2009 AA (A-/A2)
4,000,000	5.500	12/15/29	4,421,600
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (BBB+/Baa3)
600,000	5.000	07/01/24	605,712
175,000	5.500	07/01/30	176,704
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Baa3)
2,500,000	6.625	07/01/38	2,811,025
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA/A2)
2,665,000	6.125	06/01/30	2,840,623
New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AA/Aa3)
305,000	6.150	10/01/23	317,340
New Jersey State Turnpike Authority RB Refunding Series 2000 B (NATL-RE) (AA-/A3)(d)
6,300,000	0.091	01/01/30	5,749,122
New Jersey State Turnpike Authority RB Series 2009 G (A+/A3)
1,900,000	5.000	01/01/18	2,103,015
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (A-/A2)
5,260,000	5.500	06/15/41	5,742,868

			26,335,310

New Mexico – 0.7%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB/Baa2)
2,500,000	5.900	06/01/40	2,788,425

State-Specific Municipal Debt Obligations – (continued)
New Mexico – (continued)
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)
$1,000,000	5.250%	06/01/31	$1,118,290

			3,906,715

New York – 4.4%
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (ST AID WITHHLDG) (AA/Aa2)
6,500,000	5.750	05/01/26	7,412,145
4,500,000	5.750	05/01/29	5,122,665
New York City GO Bonds Series 2006 A (AA/Aa2)
395,000	5.000	08/01/18	418,886
New York City GO Bonds Series 2006 A (NR/NR)(f)
5,000	5.000	08/01/16	5,310
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
1,000,000	3.500	02/15/48	998,030
New York State Dormitory Authority State Personal Income Tax RB Series 2014 E (AAA/Aa1)
5,000,000	5.000	02/15/30	5,937,700
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
1,250,000	5.000	05/01/19	1,425,262
TSASC, Inc. RB Series 2006 1 (BB-/NR)
5,000,000	5.000	06/01/26	5,037,250

			26,357,248

North Carolina – 0.6%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/38	2,302,640
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ASSURED GTY) (AA/A3)
355,000	6.000	01/01/19	373,999
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)(e)
620,000	4.000	09/01/25	609,107

			3,285,746

Ohio – 1.1%
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
7,940,000	5.125	06/01/24	6,776,314

Oklahoma – 0.1%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BB/NR)
240,000	5.000	12/01/27	244,555
140,000	5.125	12/01/36	140,524

			385,079

Oregon – 1.9%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A2)
1,500,000	8.250	01/01/38	1,838,355

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Oregon – (continued)
Oregon State Department of Transportation Highway User Tax RB Refunding Series 2015 A (AAA/Aa1)
$3,140,000	5.000%	11/15/25	$3,898,216
Portland Oregon Community College District GO Bonds Refunding Series 2013 (AA/Aa1)
2,000,000	5.000	06/15/26	2,414,280
Portland Oregon Community College District GO Bonds Refunding Series 2015 (AA/Aa1)
2,760,000	5.000	06/15/18	3,112,424

			11,263,275

Pennsylvania – 1.8%
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (XLCA) (ST AID WITHHLDG) (AA-/A3)
2,000,000	7.500	09/01/26	2,299,560
Montgomery County IDA RB for Whitemarsh Continuing Care Retirement Community Project Series 2015 (NR/NR)
500,000	3.000	01/01/16	504,780
650,000	3.000	01/01/17	658,502
800,000	3.000	01/01/18	806,080
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 10/01/10 Series 2008 (A-/A2)
2,500,000	4.000	10/01/23	2,734,400
Pennsylvania State Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(d)
1,685,000	0.784	07/01/27	1,537,731
Pennsylvania Turnpike Commission RB Series 2013 C (A+/A1)
1,720,000	5.500	12/01/29	2,071,964

			10,613,017

Puerto Rico – 5.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (B/Caa1)
3,635,000	6.125	07/01/24	2,826,940
2,000,000	6.000	07/01/38	1,385,120
2,500,000	6.000	07/01/44	1,700,075
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (B/Caa1)
1,050,000	5.750	07/01/37	719,313
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (B/Caa1)
3,000,000	6.500	07/01/37	2,100,000
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (AA-/A3)
2,000,000	6.000	07/01/27	2,118,560
Puerto Rico Commonwealth GO Bonds Series 2014 A (B/Caa1)
2,000,000	8.000	07/01/35	1,640,000
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
2,700,000	0.704	07/01/29	1,993,005
Puerto Rico Electric Power Authority RB Series 2013 A (CCC/Caa3)
3,000,000	6.750	07/01/36	1,755,000

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (B/Caa1)(a)
$2,530,000	5.500%	07/01/17	$2,580,170
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (B/Caa1)(h)
13,000,000	0.000	08/01/32	8,997,820
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (B/Caa1)
5,805,000	5.000	08/01/24	4,181,051
2,750,000	6.500	08/01/44	1,760,000

			33,757,054

South Carolina – 0.8%
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa2)
2,500,000	5.000	08/01/30	2,505,775
Scago Educational Facilities Corp. Installment Purchase RB Refunding for Pickens County School District Project Series 2015 (A/A1)(e)
2,250,000	5.000	12/01/17	2,480,715

			4,986,490

South Dakota – 0.2%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (AA-/A1)
500,000	5.500	07/01/35	558,705
300,000	5.250	07/01/38	329,181

			887,886

Tennessee – 1.3%
Johnson City Tennessee Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
1,775,000	5.500	07/01/36	1,870,548
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,700,000	5.250	04/01/36	2,829,600
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(a)
1,000,000	4.850	06/01/25	1,012,370
Sullivan County Tennessee Health, Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+/NR)
2,100,000	5.250	09/01/36	2,193,555

			7,906,073

Texas – 13.7%
Dallas Area Rapid Transit Sales Tax RB Refunding Senior Lien Series 2014 A (AA+/Aa2)
5,000,000	5.000	12/01/26	6,124,550
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (A-/A3)
2,675,000	5.375	02/15/29	2,885,683

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A+/NR)
$2,500,000	5.250%	11/01/30	$2,869,600
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB-/Baa3)
700,000	5.000	08/15/19	701,057
Houston Airport System RB Refunding for United Airlines, Inc. Series 2015 B-2 (AMT) (B+/NR)
2,500,000	5.000	07/15/20	2,686,825
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
10,000,000	5.500	07/01/34	11,207,800
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A/A2)(d)
4,150,000	0.360	07/01/32	3,880,031
Lower Colorado River Authority RB Refunding Series 2008 (A/A2)
380,000	5.750	05/15/37	382,044
Lower Colorado River Authority RB Refunding Series 2008 (NR/NR)(f)
160,000	5.750	05/15/15	161,049
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa1)
1,300,000	6.300	11/01/29	1,494,311
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (NATL-RE) (AA-/A3)(d)
2,500,000	5.200	05/01/30	2,661,325
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
150,000	5.500	02/15/25	152,056
235,000	5.625	02/15/35	237,449
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)(e)
250,000	5.000	04/01/30	276,267
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA+/NR)(h)
1,000,000	0.000	09/01/43	919,820
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
2,500,000	6.250	01/01/24	2,927,775
1,100,000	6.250	01/01/39	1,281,665
North Texas Tollway Authority RB Special Project System Series 2011 A (AA+/NR)
1,000,000	5.500	09/01/41	1,197,620
1,000,000	6.000	09/01/41	1,234,120
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A-/A2)
6,000,000	6.500	01/01/43	7,554,180
North Texas Tollway Authority System RB Refunding for First Tier Series 2008 A (A-/A2)
5,000,000	5.750	01/01/40	5,536,350

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Pharr-San Juan-Alamo Independent School District Unlimited Tax GO Bonds for Hidalgo School Building Series 2007 (PSF-GTD) (AAA/Aaa)(f)
$2,670,000	5.500%	02/01/17	$2,913,077
Port of Houston Authority Harris County Unlimited Tax GO Bonds Refunding Series 2008 A (AMT) (MUN GOVT GTD) (AAA/Aaa)
3,000,000	6.125	10/01/33	3,523,200
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/34	3,106,877
Schertz Texas GO Bonds Series 2006 (NATL-RE) (AA+/A3)(f)
3,615,000	5.250	02/01/16	3,764,661
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
425,000	5.125	05/15/37	439,395
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/Baa2)
3,000,000	6.250	12/15/26	3,707,670
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
3,255,000	6.875	12/31/39	3,901,118
Texas State Water Financial Assistance GO Refunding Bonds Series 2015 A-2 (AAA/Aaa)(a)
3,325,000	2.000	02/01/18	3,350,137

			81,077,712

U.S. Virgin Islands – 1.0%
Virgin Islands Public Finance Authority RB Series 2014 A (AGM) (AA/A2)
5,000,000	5.000	10/01/34	5,623,350

Utah – 0.3%
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class II (AMT) (AA/Aa2)
1,570,000	5.900	07/01/36	1,576,406

Virginia – 1.8%
Amelia County IDA Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(a)
2,500,000	2.125	04/01/20	2,500,000
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (A+/Aa3)
2,750,000	5.000	07/01/30	3,166,350
Virginia Public School Authority School Financing Refunding RB Series 2015 A (ST AID WITHHLDG) (AA+/Aa1)
2,750,000	4.000	08/01/20	3,094,712
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB-/NR)
750,000	5.500	01/01/42	821,580
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,176,690

			10,759,332

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Washington – 1.9%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(b)(c)
$700,000	14.000%	01/01/23	$1,088,591
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(b)(c)
730,000	14.006	01/01/24	1,131,288
Skagit County Washington Public Hospital District No. 2 GO Bonds Refunding and Improvement Series 2005 (NATL-RE) (NR/A3)(f)
2,000,000	5.000	12/01/15	2,063,660
University of Washington RB Refunding Series 2012 A (AA+/ Aaa)
2,500,000	5.000	07/01/29	2,918,925
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)
250,000	6.000	08/15/39	294,127
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)
250,000	6.000	08/15/39	294,128
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
390,000	6.400	06/01/17	415,034
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Center Series 2007 B (ACA) (BBB/Baa2)
3,000,000	6.000	08/15/37	3,257,790

			11,463,543

West Virginia – 0.5%
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (A-/NR)
2,000,000	5.250	07/01/25	2,021,160
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A/A2)
1,000,000	5.500	06/01/39	1,136,050

			3,157,210

Wisconsin – 0.7%
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
375,000	5.125	05/15/29	389,014
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
100,000	5.000	05/15/36	102,789
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
1,750,000	5.250	08/15/31	1,826,737

State-Specific Municipal Debt Obligations – (continued)
Wisconsin State Health & Educational Facilities Authority RB Refunding for Fort Healthcare, Inc. Series 2014 (BBB/NR)
$200,000	4.000%	05/01/16	$206,590
350,000	4.000	05/01/17	369,750
375,000	4.000	05/01/18	400,987
285,000	4.000	05/01/19	306,401
410,000	5.000	05/01/20	460,041

			4,062,309

TOTAL INVESTMENTS – 98.6%
(Cost $550,237,646)			$584,982,911

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%			8,306,758

NET ASSETS – 100.0%			$593,289,669

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2015.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,429,438, which represents approximately 1.6% of net assets as of March 31, 2015.
(c)	Inverse floating rate security. Interest rate disclosed is that which is in effect on March 31, 2015.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(e)	When-issued security.
(f)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Zero coupon bond until next reset date.
(i)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s Ratings, Moody’s Investor Service or Fitch Ratings and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Investment Abbreviations:
ACA	—Insured by American Capital Access
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
CAL MTG INS	—Insured by California Mortgage Insurance
COPS	—Certificates of Participation
CRA	—Community Reinvestment Act
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FNMA	—Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GNMA	—Government National Mortgage Association
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
GO OF INSTN	—General Obligation of Institution
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp.—Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
Radian	—Insured by Radian Asset Assurance
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — For the fiscal year ended March 31, 2015, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on March 31, 2015(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$1,000	1.000%	03/20/23	0.905%	$(39,557)	$43,224
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	1,000	1.000	03/20/23	0.905	(39,558)	43,223
TOTAL						$(79,115)	$86,447

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$11,900	06/17/30	3 Month LIBOR	2.250%	$327,308	$(290,763)
8,900	06/17/45	3 Month LIBOR	3.250	(1,291,322)	(351,420)
TOTAL				$(964,014)	$(642,183)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – 97.8%
Alabama – 4.2%
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB-/NR)
$1,470,000	5.375%	12/01/16	$1,509,087
4,425,000	5.500	12/01/21	4,527,704
5,775,000	5.625	12/01/26	5,898,008
16,695,000	5.750	12/01/36	17,006,863
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
3,200,000	5.000	10/01/44	3,513,216
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(a)
5,750,000	0.000	10/01/38	4,048,690
5,000,000	0.000	10/01/42	3,511,850
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
6,500,000	6.000	10/01/42	7,280,195
19,850,000	7.000	10/01/51	23,919,448
61,520,000	6.500	10/01/53	71,507,772

			142,722,833

Alaska – 0.3%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (B/B2)
13,075,000	5.000	06/01/46	10,209,875

Arizona – 1.8%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (BBB+/A3)
4,500,000	4.500	03/01/30	4,834,035
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(b)
25,000,000	0.994	01/01/37	22,479,250
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/42	1,361,850
1,325,000	6.250	12/01/46	1,441,189
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
8,800,000	7.250	02/01/40	10,270,832
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB/Baa2)
5,000,000	6.250	01/01/38	5,559,500
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (BBB+/A3)
5,350,000	4.500	06/01/30	5,759,810
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (BBB+/A3)
3,390,000	4.000	09/01/29	3,558,788
University Medical Center Corp. RB Series 2009 (NR/WR)(c)
500,000	6.250	07/01/19	603,940
1,360,000	6.500	07/01/19	1,656,752

State-Specific Municipal Debt Obligations – (continued)
Arizona – (continued)
University Medical Center Corp. RB Series 2011 (GO OF CORP) (NR/WR)(c)
$3,500,000	6.000%	07/01/21	$4,425,855

			61,951,801

California – 13.9%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE FGIC) (AA-/Aa3)(d)
1,600,000	0.000	08/01/26	1,127,008
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A1)(d)
1,210,000	0.000	08/01/36	498,810
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(d)
1,055,000	0.000	08/01/25	762,406
California County Tobacco Securitization Agency RB Asset- Backed Bonds for Los Angeles County Securitization Corp. Series 2006 A (B/B2)
15,885,000	5.450	06/01/28	15,419,569
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (A-/Baa1)
19,500,000	5.500	02/01/39	21,894,990
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Series 2012 (AMT) (BBB-/Baa3)(e)
4,560,000	5.000	07/01/37	4,981,891
14,680,000	5.000	11/21/45	15,969,785
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
2,000,000	5.400	11/01/27	2,126,340
11,850,000	5.500	11/01/38	12,461,934
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/43	1,992,244
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA) (NR/Aa2)
5,340,000	6.625	08/01/29	6,452,536
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (B-/NR)(d)
35,000,000	0.000	06/01/46	1,878,450
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE FGIC) (AA-/A3)(d)
7,000,000	0.000	09/01/33	3,221,470
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/26	900,367
2,830,000	7.000	12/01/36	3,612,835
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/31	708,277
5,000,000	8.000	06/01/44	5,366,400

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
$600,000	5.000%	09/02/30	$665,334
Coronado Community Development Agency Tax Allocation for Coronado Community Development Project Series 2005 (AMBAC) (AA-/NR)
175,000	5.000	09/01/20	178,362
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL-RE) (AA-/A3)(d)
1,305,000	0.000	08/01/27	780,821
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL-RE) (A/A3)(d)
5,400,000	0.000	08/01/32	2,677,374
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (A+/WR)(d)
4,180,000	0.000	04/01/29	2,304,643
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/A1)(d)
3,360,000	0.000	10/01/32	1,660,411
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (AA/A2)(d)
12,000,000	0.000	01/15/35	5,161,920
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (BBB-/Ba1)
13,535,000	6.000	01/15/53	16,017,725
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/27	201,952
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(d)
125,785,000	0.000	06/01/47	10,281,666
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(d)
307,000,000	0.000	06/01/47	12,068,170
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (B/B3)
8,205,000	4.500	06/01/27	7,950,317
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
17,650,000	5.750	06/01/47	14,880,185
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B-/B3)
5,000,000	5.300	06/01/37	4,122,450
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (B-/NR)(d)
101,195,000	0.000	06/01/36	20,206,618

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (B-/NR)(d)
$211,235,000	0.000%	06/01/47	$9,102,116
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 D (B-/NR)(d)
260,660,000	0.000	06/01/57	2,692,618
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/43	3,214,337
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
665,000	6.625	08/01/24	701,741
1,000,000	7.250	08/01/31	1,062,830
9,315,000	7.375	08/01/40	9,914,048
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(d)
49,925,000	0.000	08/01/50	10,995,981
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A-/NR)
1,625,000	6.750	09/01/26	2,002,471
1,500,000	7.000	09/01/31	1,845,555
875,000	7.250	09/01/38	1,089,235
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(d)
3,750,000	0.000	08/01/35	1,677,000
M-S-R Energy Authority Gas RB Series 2009 A (A-/NR)
8,250,000	6.500	11/01/39	11,425,673
M-S-R Energy Authority Gas RB Series 2009 B (A-/NR)
2,000,000	6.500	11/01/39	2,769,860
M-S-R Energy Authority Gas RB Series 2009 C (A-/NR)
10,000,000	6.125	11/01/29	12,494,000
13,500,000	6.500	11/01/39	18,696,555
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(a)
7,000,000	0.000	08/01/30	5,666,990
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(d)
860,000	0.000	08/01/25	620,223
1,105,000	0.000	08/01/26	760,130
5,550,000	0.000	08/01/30	3,135,584
7,830,000	0.000	08/01/32	3,995,962
7,000,000	0.000	08/01/34	3,225,040
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)
16,450,000	6.750	11/01/39	18,266,409
Palomar Pomerado Health COPS Series 2010 (BB+/Ba1)
7,000,000	6.000	11/01/41	7,364,560
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(a)
10,750,000	0.000	08/01/38	11,159,360

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE FGIC) (AA-/Aa2)(d)
$1,805,000	0.000%	08/01/25	$1,337,992
Poway Unified School District Community Facilities District No. 6-4S Ranch Improvement Area C Special Tax Bonds Series 2012 (NR/NR)
250,000	4.600	09/01/35	252,650
River Islands Public Financing Authority Special Tax for Community Facilities District No. 2003-1 Series 2015 B (NR/NR)
23,000,000	5.500	09/01/45	23,766,590
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)(d)
2,220,000	0.000	10/01/33	966,033
2,220,000	0.000	10/01/35	870,595
1,840,000	0.000	10/01/37	652,814
5,000,000	0.000	10/01/38	1,682,500
8,425,000	0.000	10/01/39	2,706,531
13,395,000	0.000	10/01/40	4,098,066
7,275,000	0.000	10/01/41	2,119,135
6,000,000	0.000	10/01/42	1,663,800
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)
1,225,000	6.500	10/01/25	1,490,004
1,950,000	6.750	10/01/30	2,394,093
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (BBB-/NR)
2,000,000	5.750	06/01/48	2,309,280
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE FGIC) (AA-/A2)(d)
1,420,000	0.000	08/01/25	983,322
San Diego Unified School District GO Bonds Refunding Series 2012 R-1 (AA-/Aa3)(d)
10,000,000	0.000	07/01/30	5,737,300
3,000,000	0.000	07/01/31	1,630,710
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)
500,000	6.750	08/01/33	610,910
2,000,000	6.750	08/01/41	2,432,780
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 D (BBB+/NR)
435,000	6.625	08/01/27	527,264
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB+/NR)
750,000	6.250	08/01/28	858,360
555,000	6.375	08/01/29	636,779
305,000	6.500	08/01/31	350,143
1,000,000	6.625	08/01/39	1,151,310

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB+/NR)
$1,000,000	7.000%	08/01/33	$1,212,950
1,500,000	7.000	08/01/41	1,814,970
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE FGIC) (AA-/Aa2)(d)
1,580,000	0.000	08/01/24	1,228,323
1,595,000	0.000	08/01/25	1,188,642
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/42	2,161,740
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/44	2,242,420
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/42	2,243,080
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment RB Series 2011 (AA/NR)
2,000,000	5.000	07/01/32	2,323,740
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)
1,000,000	7.000	08/01/31	1,190,550
2,000,000	7.000	08/01/41	2,381,100
Stockton Public Financing Authority Water RB for Delta Water Supply Project Series 2010 A (A/A3)
2,000,000	6.250	10/01/40	2,388,160
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/42	4,271,760
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (A/NR)
1,000,000	6.750	08/01/31	1,269,390
2,100,000	7.000	08/01/39	2,747,325
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B2)
2,235,000	5.000	06/01/37	1,904,466
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A/NR)
1,500,000	6.875	12/01/33	1,860,375
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(b)
10,000,000	0.913	05/15/43	8,318,400
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
1,000,000	7.250	09/01/31	1,273,610
5,000,000	7.500	09/01/42	6,424,400

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (AA/Aa2)(d)
$8,360,000	0.000%	08/01/34	$3,815,337
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(a)
19,135,000	0.000	08/01/42	11,224,591

			467,125,828

Colorado – 2.5%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB+/NR)(c)
9,050,000	5.000	12/01/15	9,331,365
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (BBB+/NR)
3,500,000	4.500	12/01/33	3,531,325
3,500,000	5.000	12/01/33	3,733,555
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (BBB+/NR)
3,000,000	5.750	12/01/36	3,334,530
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (BBB+/A3)
3,000,000	5.625	06/01/43	3,430,710
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB-/Baa3)
12,860,000	6.000	01/15/41	14,738,074
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006 (NR/NR)(b)
4,500,000	5.000	12/01/17	3,820,230
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2007 A (AMT) (B+/B3)
925,000	5.250	10/01/32	973,294
7,000,000	5.750	10/01/32	7,481,950
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(b)
11,750,000	1.275	12/01/33	10,735,740
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL-RE) (AA-/A3)(d)
3,000,000	0.000	09/01/39	972,540
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (AA-/A3)(d)
15,000,000	0.000	09/01/28	9,369,450
4,100,000	0.000	09/01/34	1,937,209
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (AA-/A3)(d)
1,715,000	0.000	09/01/28	897,974
E-470 Public Highway Authority RB Series 2010 A (BBB/Baa1)(d)
20,000,000	0.000	09/01/40	7,292,400
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	503,096
720,000	5.350	12/01/31	763,503

State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)
$1,000,000	5.000%	12/01/40	$1,053,360
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B (NR/NR)(a)
1,725,000	0.000	12/01/40	1,182,643

			85,082,948

Connecticut – 0.0%
Town of Hamden Refunding GO Series 2013 (AGM) (AA/A2)
500,000	5.000	08/15/23	594,660

Delaware – 0.3%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
6,032,000	5.450	07/01/35	6,033,025
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa1)
3,000,000	5.400	02/01/31	3,389,790
Delaware Economic Development Authority RB for Indian River Power LLC Project Series 2010 (NR/Baa3)
2,050,000	5.375	10/01/45	2,254,590

			11,677,405

District of Columbia – 2.1%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 (ASSURED GTY) (AA/A3)(a)
25,000,000	0.000	10/01/41	29,919,750
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(a)
37,100,000	0.000	10/01/44	40,042,030

			69,961,780

Florida – 16.4%
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
4,055,000	6.300	05/01/35	4,059,096
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A (NR/NR)
1,595,000	5.375	05/01/37	1,308,777
Arborwood Community Development District RB Capital Improvement for Master Infrastructure Projects Series 2005 A-2 (NR/NR)
15,150,000	5.350	05/01/36	15,154,393
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
205,000	5.250	05/01/36	205,164
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-3 (NR/NR)
3,165,000	5.500	05/01/36	3,166,266

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B (NR/NR)(a)
$9,040,000	0.000%	05/01/25	$9,343,111
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)(a)
4,065,000	0.000	05/01/36	4,402,436
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)(a)
1,035,000	0.000	05/01/36	1,120,915
Bellagio Community Development District Special Assessment Bonds Series 2013 (NR/NR)
855,000	6.000	11/01/27	928,239
3,000,000	6.500	11/01/43	3,537,360
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
775,000	6.125	11/01/33	830,885
1,000,000	6.500	11/01/43	1,075,330
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A-/A3)(c)
4,750,000	7.000	04/01/19	5,817,182
Bridgewater Community Development District Special Assessment Series 2004 A (NR/NR)
2,990,000	6.000	05/01/35	2,993,797
Bridgewater Community Development District Special Assessment Series 2011 A (NR/NR)
8,735,000	7.210	05/01/35	8,856,853
Broward County Florida Airport Exempt Facility RB for Learjet, Inc. Project RMKT 07/19/04 Series 2000 (AMT) (NR/B1)
2,000,000	7.500	11/01/20	2,029,600
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
200,000	3.500	11/01/20	204,890
210,000	3.750	11/01/21	211,825
215,000	3.875	11/01/22	218,526
25,000	4.000	11/01/23	25,603
1,705,000	4.500	11/01/31	1,750,694
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/26	2,582,325
Concord Station Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
255,000	5.000	05/01/15	255,398
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(f)
3,305,000	5.850	05/01/35	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(f)
3,980,000	5.000	05/01/11	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,890,000	5.850	05/01/35	3,976,941

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
$2,485,000	5.850%	05/01/35	$2,250,988
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(d)
5,775,000	0.000	05/01/17	4,986,019
Cory Lakes Community Development District Special Assessment Series 2001 A (NR/NR)
165,000	8.375	05/01/17	170,912
Cory Lakes Community Development District Special Assessment Series 2001 B (NR/NR)
215,000	8.375	05/01/17	222,703
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
1,060,000	3.750	05/01/29	1,063,508
1,910,000	4.125	05/01/35	1,916,991
Durbin Crossing Community Development District Special Assessment Series 2005 A (NR/NR)
39,420,000	5.500	05/01/37	39,420,788
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (A-/A3)
28,000,000	6.000	08/15/36	32,922,960
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,270,000	6.375	11/01/26	1,425,588
3,250,000	7.000	11/01/45	3,800,615
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,480,000	4.375	05/01/34	1,527,242
Florida Higher Educational Facilities Financing Authority RB for Flagler College, Inc. Project Series 2006 (XLCA) (NR/WR)
11,410,000	5.250	11/01/36	11,836,506
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (BBB+/NR)
600,000	5.000	04/01/32	649,602
5,820,000	5.250	04/01/42	6,315,457
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
3,165,000	5.000	11/15/26	3,306,475
5,000,000	5.000	11/15/36	5,089,800
Greeneway Improvement District Special Assessment RB Series 2013 (NR/NR)
11,950,000	5.125	05/01/43	12,311,965
Harbour Isles Community Development District Special Assessment Series 2004 (NR/NR)
2,810,000	6.125	05/01/35	2,823,038
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
7,740,000	5.600	05/01/36	7,345,570

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
$1,200,000	5.000%	05/01/34	$1,219,044
2,170,000	5.125	05/01/45	2,200,684
Heritage Harbour South Community Development District RB for Capital Improvement Series 2003 A (NR/NR)
990,000	6.200	05/01/35	992,485
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/31	518,435
500,000	5.150	05/01/34	516,995
Heritage Isle At Viera Community Development District Special Assessment Series 2005 (NR/NR)
5,915,000	5.550	05/01/37	5,916,952
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,325,000	5.700	05/01/36	2,327,743
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
2,205,000	4.200	05/01/31	2,192,189
2,000,000	4.350	05/01/36	1,975,480
Islands At Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
1,250,000	4.125	05/01/35	1,252,100
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
2,955,000	7.210	11/01/20	3,216,872
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
6,995,000	6.770	11/01/20	7,468,212
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,580,000	6.700	05/01/33	3,000,591
4,830,000	7.000	05/01/43	5,715,436
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
4,305,000	5.350	05/01/34	4,377,324
6,340,000	5.600	05/01/44	6,444,800
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,735,000	8.000	05/01/40	24,916,227
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
3,000,000	4.875	05/01/45	2,932,740
Lee County IDA Health Care Facilities RB for Shell Point/ Alliance Obligation Group Series 2006 (BBB-/NR)
17,960,000	5.125	11/15/36	18,824,594
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BBB-/NR)
2,600,000	6.500	11/15/31	3,090,802
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BBB-/NR)
9,750,000	5.000	11/15/29	10,315,500

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
$4,855,000	5.400%	05/01/30	$4,367,849
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(f)
2,635,000	5.375	05/01/30	1,791,800
Marsh Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
2,630,000	5.450	05/01/36	2,635,576
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,940,000	5.000	05/01/32	1,989,354
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(f)
880,000	5.250	05/01/15	9
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(f)
1,380,000	6.150	11/01/14	14
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
445,000	6.000	05/01/36	439,219
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
850,000	6.250	05/01/38	813,985
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 B (NR/NR)
875,000	6.810	05/01/20	883,487
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)(a)
645,000	0.000	05/01/35	593,406
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 B (NR/NR)(a)
575,000	0.000	05/01/22	526,378
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(f)
1,075,000	5.250	05/01/15	11
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A/A2)(e)
17,760,000	5.000	03/01/30	20,271,442
Miami-Dade County Subordinate Special Obligation Capital Appreciation RB Bonds Series 2009 (A+/A2)(d)
1,030,000	0.000	10/01/34	431,766
4,050,000	0.000	10/01/41	1,161,580
5,315,000	0.000	10/01/46	1,167,812
Miami-Dade County Subordinate Special Obligation RB Series 2009 (A+/A2)(d)
1,900,000	0.000	10/01/42	518,453
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,465,000	5.000	05/01/29	3,797,224
3,300,000	5.000	05/01/37	3,497,703
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
3,265,000	5.000	05/01/28	3,398,669
2,000,000	5.000	05/01/35	1,972,520

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
$750,000	5.250%	11/01/35	$782,077
1,250,000	5.625	11/01/45	1,310,775
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
2,045,000	5.750	05/01/38	2,051,933
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
2,405,000	5.000	05/01/15	2,403,533
New River Community Development District Special Assessment Series 2006 B (NR/NR)(f)
3,260,000	5.000	05/01/13	33
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,680,000	5.000	04/01/24	1,883,818
1,765,000	5.000	04/01/25	1,956,855
1,005,000	5.000	04/01/26	1,107,641
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,035,000	6.125	05/01/35	1,036,232
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)
1,415,000	6.125	05/01/35	1,416,401
Overoaks Community Development District RB for Capital Improvement Series 2010 B (NR/NR)
1,940,000	5.125	05/01/17	1,959,924
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(f)
1,200,000	5.125	05/01/09	600,000
210,000	6.125	05/01/35	105,000
Paseo Community Development District Capital Improvement Revenue Bonds Capital Appreciation Series 2011 A-2 (NR/NR)(a)
22,455,000	0.000	05/01/36	10,198,163
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-1 (NR/NR)
2,095,000	5.400	05/01/36	2,120,957
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(f)
6,355,000	5.400	05/01/36	64
Paseo Community Development District RB for Capital Improvement Series 2005 B (NR/NR)(f)
3,670,000	4.875	05/01/10	37
Paseo Community Development District RB for Capital Improvement Series 2006 (NR/NR)(f)
2,600,000	5.000	02/01/11	26
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB-/NR)
2,805,000	4.750	05/01/33	2,888,337
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
750,000	5.000	11/01/35	746,205
2,270,000	5.200	11/01/45	2,249,320

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Reunion East Community Development District Special Assessment Series 2002 A-1 (NR/NR)
$8,410,000	7.200%	05/01/22	$8,435,482
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(f)
4,670,000	7.200	05/01/22	3,269,000
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
5,235,000	5.450	05/01/36	5,236,466
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
1,670,000	5.500	05/01/15	1,669,916
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/39	1,725,435
Seven Oaks Community Development District II Special Assessment Series 2004 B (NR/NR)
420,000	7.500	05/01/16	420,899
South Kendall Community Development District Special Assessment Series 2010 A (NR/NR)
1,890,000	6.200	11/01/40	2,066,961
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,015,000	5.250	05/01/34	2,171,565
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
4,350,000	5.800	05/01/35	4,350,392
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
3,260,000	5.800	05/01/35	2,938,499
Southern Hills Plantation II Community Development District Special Assessment for Capital Improvement Series 2004 (NR/NR)(f)
3,265,000	5.850	05/01/34	1,469,250
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA-/Aa3)
5,835,000	6.500	11/15/39	7,024,465
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(f)
455,000	5.500	11/01/10	286,650
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,160,000	5.000	05/01/34	2,340,338
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,500,000	5.125	11/01/34	1,536,375
3,500,000	5.500	11/01/44	3,631,600
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,500,000	6.500	05/01/39	2,873,725

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Sumter Landing Community Development District Recreational RB Series 2005 A (NATL-RE) (AA-/A3)
$2,500,000	5.125%	10/01/38	$2,506,700
Sumter Landing Community Development District Recreational RB Subseries 2005 B (NR/NR)
7,355,000	5.700	10/01/38	7,362,208
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/34	1,434,459
2,365,000	6.000	11/01/44	2,648,989
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
500,000	5.750	11/01/27	508,940
2,000,000	6.250	11/01/44	2,033,800
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
1,700,000	5.000	11/01/36	1,702,703
2,000,000	5.125	11/01/45	1,977,080
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
2,000,000	4.375	05/01/35	2,002,360
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
500,000	5.500	05/01/34	515,630
750,000	6.125	05/01/42	785,633
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
650,000	6.000	11/01/27	751,660
2,050,000	6.500	11/01/43	2,401,370
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
925,000	6.375	11/01/27	1,019,341
2,300,000	7.125	11/01/44	2,571,630
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
2,900,000	5.000	05/01/32	3,201,136
6,585,000	5.125	05/01/43	7,444,277
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
5,000,000	6.000	05/01/44	5,849,750
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,700,000	4.000	05/01/33	1,736,482
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
2,390,000	4.000	05/01/34	2,426,232
Village Community Development District No. 8 Special Assessment RB Series 2008 (NR/NR)
8,375,000	6.375	05/01/38	9,393,903
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
8,255,000	6.125	05/01/39	9,457,258
Village Community Development District No. 9 Special Assessment RB Series 2011 (NR/NR)
5,270,000	7.000	05/01/41	6,433,089

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
$2,100,000	5.500%	05/01/42	$2,439,759
Villasol Community Development District RB Series 2003 A (NR/NR)
2,320,000	6.600	05/01/34	2,321,694
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
14,000	5.350	05/01/39	14,001
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)(a)
840,000	0.000	05/01/39	652,067
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
3,240,000	4.200	05/01/36	3,239,903
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,240,000	5.125	11/01/35	1,243,212
2,000,000	5.500	11/01/45	2,013,220
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
500,000	5.375	05/01/35	507,555
3,060,000	5.625	05/01/45	3,108,042

			551,084,300

Georgia – 2.4%
Atlanta Tax Allocation for Beltline Project RMKT 12/15/09 Series 2009 A (NR/A2)
7,685,000	7.500	01/01/31	9,081,749
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (BB-/B1)
11,700,000	8.750	06/01/29	14,696,019
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 B (AMT) (BB-/B1)
8,610,000	9.000	06/01/35	8,694,464
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
2,100,000	5.250	11/01/28	2,087,841
Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (NR/Ba3)
2,500,000	7.000	06/15/39	2,663,400
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Series 2007 (AMBAC) (A+/WR)(b)
49,820,000	0.834	10/01/33	43,326,959

			80,550,432

Guam – 1.9%
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B+/NR)
2,500,000	6.625	12/01/30	2,776,525
3,355,000	6.875	12/01/40	3,732,136

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Guam – (continued)
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
$3,000,000	5.625%	12/01/29	$3,381,300
2,750,000	5.750	12/01/34	3,099,057
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
7,300,000	6.125	10/01/43	8,564,944
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB/Baa2)
2,000,000	6.375	10/01/43	2,378,240
Guam Power Authority RB 2014 Series A (AGM) (AA/A2)
2,760,000	5.000	10/01/39	3,156,667
Guam Power Authority RB Series 2010 A (BBB/Baa3)
10,000,000	5.500	10/01/40	11,175,100
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (A-/Ba1)
9,785,000	5.625	07/01/40	10,977,204
Guam Waterworks Authority RB for Water & Wastewater System Series 2013 (A-/Ba1)
13,705,000	5.500	07/01/43	15,910,409

			65,151,582

Idaho – 0.5%
Madison County Hospital Revenue COPS Series 2006 (BB+/NR)
15,285,000	5.250	09/01/37	15,462,306

Illinois – 6.8%
Chicago Illinois Board of Education GO Bonds Capital Appreciation Refunding for School Reform Series 1999 A (NATL-RE FGIC) (AA-/A3)(d)
15,000,000	0.000	12/01/31	6,359,400
Chicago Illinois Board of Education GO Bonds Refunding for School Reform Series 1999 A (NATL-RE FGIC) (AA-/A3)
9,535,000	5.500	12/01/26	11,023,318
Chicago Illinois Board of Education GO Bonds Refunding Series 2005 A (AMBAC) (A-/Baa3)
8,965,000	5.500	12/01/29	9,949,716
Chicago Illinois Board of Education GO Bonds Series 2011 A (A-/Baa3)
2,380,000	5.000	12/01/41	2,335,161
Chicago Illinois Board of Education GO Bonds Series 2012 A (A-/Baa3)
10,000,000	5.000	12/01/42	9,866,600
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
30,000	5.400	03/01/16	30,541
1,450,000	5.625	03/01/36	1,458,004
Illinois Finance Authority RB for Christian Homes, Inc. Series 2007 A (BBB-/NR)
2,780,000	5.750	05/15/31	2,976,351
Illinois Finance Authority RB for Christian Homes, Inc. Series 2007 A (NR/NR)(c)
1,720,000	5.750	05/15/17	1,906,396
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (BBB-/NR)
805,000	6.125	05/15/27	893,614

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (NR/NR)(c)
$445,000	6.125%	05/15/20	$549,953
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)
33,995,000	6.750	10/01/46	34,133,020
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
4,500,000	5.250	05/15/47	4,659,030
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A3)
17,875,000	6.000	05/15/39	21,059,252
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (CCC-/B3)
14,000,000	6.500	10/15/40	15,179,640
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Series 2004 B (NR/C)(f)
15,000	4.500	06/01/14	5,250
3,225,000	5.000	06/01/24	1,128,750
8,000,000	5.375	06/01/35	2,800,000
Illinois GO Bonds Series 2012 (A-/A3)
750,000	5.000	03/01/37	783,773
Illinois GO Bonds Series 2013 (A-/A3)
3,050,000	5.500	07/01/38	3,386,202
Illinois GO Bonds Series 2014 (AGM) (AA/A3)
20,000,000	5.000	02/01/39	21,722,200
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,245,000	6.250	03/01/34	2,294,547
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2010 A-3219 (AAA/NR)(e)(g)
20,000,000	9.863	12/15/40	22,112,200
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)(f)
4,567,000	6.000	03/01/36	2,968,550
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/29	900,111
1,010,000	4.750	10/01/32	1,052,652
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (BB+/NR)
19,200,000	7.125	11/01/43	23,519,616
5,000,000	7.625	11/01/48	6,263,550
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (BB-/B1)
12,505,000	5.750	08/01/42	12,895,531
Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006 (NR/NR)
3,928,000	5.750	03/01/36	4,070,979

			228,283,907

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Indiana – 1.3%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BB+/NR)
$1,355,000	5.000%	10/01/24	$1,371,395
1,500,000	5.000	10/01/32	1,501,395
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/WR)(c)
2,000,000	5.250	08/01/16	2,129,700
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (BBB+/NR)
1,300,000	5.000	02/01/29	1,367,158
1,250,000	5.250	02/01/34	1,320,400
1,500,000	5.000	02/01/39	1,538,655
Indiana Finance Authority Environmental Improvement RB for United States Steel Corp. Project Series 2012 (AMT) (BB-/B1)
795,000	5.750	08/01/42	819,828
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (AA-/Aa3)
2,000,000	5.125	03/01/38	2,201,280
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BBB-/Baa3)
5,000,000	5.000	06/01/39	5,346,950
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
6,250,000	5.000	07/01/48	6,725,813
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(e)(g)
1,195,000	25.332	11/01/27	1,673,287
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(f)
7,520,823	6.500	11/15/31	75,208
Rockport Indiana RB Refunding for AK Steel Corp. Project Series 2012 A (AMT) (B-/Caa1)
15,000,000	7.000	06/01/28	15,708,900
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007 (NR/NR)(e)
2,000,000	5.500	09/01/27	2,080,360

			43,860,329

Iowa – 0.1%
Coralville Iowa COPS Series 2006 D (NR/Ba1)
2,550,000	5.250	06/01/26	2,564,637
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
1,355,000	5.750	05/15/31	1,450,704

			4,015,341

Kentucky – 1.0%
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB+/Baa2)
8,000,000	6.375	06/01/40	9,240,320
9,000,000	6.500	03/01/45	10,378,980

State-Specific Municipal Debt Obligations – (continued)
Kentucky – (continued)
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2006 (A-/NR)
$6,815,000	5.000%	10/01/30	$7,198,480
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A-/NR)
5,000,000	5.750	10/01/42	5,958,150

			32,775,930

Louisiana – 1.9%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB+/Baa3)
5,000,000	6.500	11/01/35	6,023,550
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (A-/A3)
20,015,000	6.000	10/01/44	23,908,117
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A-/A3)
12,000,000	5.000	01/01/40	13,337,520
10,000,000	5.000	01/01/45	11,071,400
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa1)
7,470,000	6.500	01/01/40	8,583,329

			62,923,916

Maryland – 1.6%
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB-/Ba2)
400,000	5.000	09/01/16	418,092
Baltimore Maryland Special Obligation Tax Allocation for Clipper Mill Project Series 2004 (NR/NR)
4,364,000	6.250	09/01/33	4,400,221
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
2,409,000	6.500	07/01/31	2,415,143
Baltimore Maryland Special Obligation Tax Allocation for Strathdale Manor Project Series 2003 (NR/NR)
3,542,000	7.000	07/01/33	3,554,503
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BB+/Ba2)
2,590,000	5.000	09/01/30	2,590,466
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
3,000,000	7.250	07/01/43	3,281,490
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)
8,860,000	7.125	07/01/43	10,099,160
Maryland State Economic Development Corp. Port Facilities RB Refunding for CNX Marine Terminals, Inc. Port of Baltimore Facility Series 2010 (BB/NR)
5,000,000	5.750	09/01/25	5,560,450
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BB+/Baa3)
9,500,000	5.750	07/01/38	10,218,390

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)
$7,530,000	5.500%	07/01/42	$8,026,604
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000	07/01/31	2,266,446

			52,830,965

Massachusetts – 0.7%
Massachusetts Development Finance Agency RB Series 2013 A (NR/NR)(e)
2,250,000	6.500	11/15/43	2,478,825
Massachusetts State Health & Educational Facilities Authority RB for Simmons College Series 2009 I (BBB+/Baa1)
2,950,000	8.000	10/01/29	3,062,749
5,110,000	8.000	10/01/39	5,305,560
Massachusetts State Health & Educational Facilities Authority RB for Suffolk University Series 2009 A (BBB/Baa2)
12,500,000	5.750	07/01/39	14,233,875

			25,081,009

Michigan – 2.3%
Allen Park City Brownfield Redevelopment Authority Series 2007 (AMBAC) (B-/WR)
7,095,000	5.000	05/01/32	7,046,399
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC-Q-SBLF) (AA-/Aa2)
3,500,000	6.000	05/01/20	4,191,425
3,000,000	6.000	05/01/21	3,654,690
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A2)(b)
4,675,000	0.784	07/01/32	4,056,591
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
2,600,000	5.000	07/01/35	2,877,472
Michigan Finance Authority RB Refunding for Detroit Water and Sewer Senior Lien Series 2014 C-3 (AGM) (AA/A2)
2,175,000	5.000	07/01/32	2,428,844
1,750,000	5.000	07/01/33	1,948,398
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(d)
196,775,000	0.000	06/01/52	3,665,918
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(d)
70,100,000	0.000	06/01/52	920,413
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (AA-/Baa2)
4,000,000	5.375	06/01/26	4,204,800
9,835,000	5.500	06/01/35	10,302,261
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/Aaa)(c)
25,000,000	8.250	09/01/18	31,091,750

			76,388,961

State-Specific Municipal Debt Obligations – (continued)
Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
$2,500,000	5.750%	06/15/32	$2,797,725
3,750,000	6.000	06/15/39	4,195,013

			6,992,738

Mississippi – 0.1%
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB/NR)
1,825,000	5.250	12/01/26	1,939,008

Missouri – 0.1%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)(f)
1,535,000	6.000	07/01/37	122,646
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)(f)
7,750,000	6.000	07/01/25	619,225
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A3)
1,000,000	5.000	06/01/35	1,007,770
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(f)
1,250,000	5.750	04/01/27	600,000
Strother Interchange Transportation Development District-Lees Summit RB Series 2006 (NR/NR)
675,000	5.000	05/01/24	677,430

			3,027,071

Nevada – 0.6%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
475,000	2.000	06/01/15	475,532
480,000	3.000	06/01/16	486,528
745,000	3.000	06/01/17	758,604
740,000	4.000	06/01/18	770,769
810,000	4.000	06/01/19	839,508
685,000	4.000	06/01/20	710,859
885,000	4.000	06/01/21	908,311
475,000	5.000	06/01/22	516,002
425,000	5.000	06/01/23	462,969
200,000	4.250	06/01/24	207,150
305,000	5.000	06/01/24	333,472
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,965,000	4.900	03/01/17	1,952,247
2,425,000	5.000	03/01/20	2,381,471
2,445,000	5.100	03/01/21	2,396,100
1,265,000	5.100	03/01/22	1,229,100
3,445,000	5.125	03/01/25	3,234,304
Henderson Local Improvement District No. T-17 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,295,000	5.000	09/01/25	1,340,921

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Nevada – (continued)
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
$55,000	5.100%	12/01/22	$55,707

			19,059,554

New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB/Baa3)
1,050,000	5.250	06/01/26	1,094,762
4,185,000	5.250	06/01/36	4,328,922

			5,423,684

New Jersey – 2.9%
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
2,500,000	5.000	06/15/26	2,794,050
1,000,000	5.000	06/15/28	1,108,780
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa3)
1,000,000	4.750	06/15/32	1,060,590
1,000,000	5.000	06/15/37	1,064,540
1,000,000	5.125	06/15/43	1,067,140
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB-/NR)
1,000,000	5.375	01/01/43	1,116,190
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A-/A2)
1,640,000	5.000	09/01/34	1,770,314
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2005 N-1 (NATL-RE) (AA-/A2)
7,705,000	5.500	09/01/27	9,314,497
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (B+/B3)
7,500,000	5.500	04/01/28	7,525,875
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B+/B3)
8,500,000	5.250	09/15/29	9,322,035
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (B+/B3)
5,000,000	5.625	11/15/30	5,688,050
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (B+/B3)
5,000,000	5.625	11/15/30	5,688,050
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Baa3)
32,380,000	6.625	07/01/38	36,408,396

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 A (BBB/Baa2)
$8,980,000	5.250%	07/01/30	$9,602,853
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (GO OF CITY) (NR/A3)
2,000,000	6.750	12/01/38	2,362,040
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (B-/B2)
3,000,000	4.750	06/01/34	2,285,670

			98,179,070

New Mexico – 0.7%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 B (BBB/Baa2)
6,925,000	4.875	04/01/33	7,102,696
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB/Baa2)
14,000,000	5.900	06/01/40	15,615,180
New Mexico State Hospital Equipment Loan Council First Mortgage RB Refunding for Haverland Charter Lifestyle Group Series 2013 (BBB-/NR)
2,000,000	5.000	07/01/42	2,028,980

			24,746,856

New York – 0.7%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
1,500,000	5.875	04/01/42	1,706,145
Nassau County Tobacco Settlement Corp. RB Refunding for Asset-Backed Bonds Series 2006 A-3 (B-/NR)
1,890,000	5.125	06/01/46	1,512,850
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500	02/15/48	2,054,100
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA/A3)
1,000,000	6.125	01/01/29	1,135,280
3,000,000	6.375	01/01/39	3,455,880
5,000,000	6.500	01/01/46	5,768,500
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa3)
1,565,000	5.750	06/15/35	1,732,533
Onondaga Civic Development Corp. RB for St. Joseph’s Hospital Health Center Project Series 2014 A (BB/Ba2)
1,750,000	5.125	07/01/31	1,900,728
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (A-/A3)
5,000,000	5.125	09/01/40	5,521,650

			24,787,666

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
North Carolina – 0.4%
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa2)
$1,000,000	5.700%	05/01/34	$1,147,570
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/32	3,928,706
1,000,000	5.000	03/01/37	1,039,610
1,000,000	5.000	03/01/42	1,030,570
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)(h)
1,000,000	4.500	09/01/30	977,140
2,000,000	5.000	09/01/37	2,020,820
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 A (NR/NR)
500,000	5.250	09/01/21	503,470
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 C (NR/NR)
1,500,000	5.250	10/01/24	1,511,280

			12,159,166

Ohio – 6.2%
Bowling Green City Student Housing RB for CFP I LLC - Bowling Green State University Project Series 2010 (BBB-/NR)
7,000,000	6.000	06/01/45	7,588,840
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
29,050,000	5.125	06/01/24	24,792,432
48,985,000	5.875	06/01/30	41,410,450
44,050,000	6.500	06/01/47	39,058,254
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/B3)
16,600,000	6.250	06/01/37	14,468,892
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (B+/B3)
22,320,000	5.375	09/15/27	22,427,582
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB/NR)
10,540,000	5.000	01/01/27	11,043,812
15,000,000	5.000	01/01/37	15,338,400
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
2,000,000	5.000	01/01/42	2,093,940
1,610,000	5.000	01/01/46	1,678,071
Lorain County Port Authority Recovery Zone Facility RB for United States Steel Corp. Project Series 2010 (BB-/B1)
8,730,000	6.750	12/01/40	9,850,059
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba2)
8,000,000	5.000	02/15/48	8,251,440

State-Specific Municipal Debt Obligations – (continued)
Ohio – (continued)
Ohio State Air Quality Development Authority RB Refunding for AK Steel Holding Corp. Project Series 2012 A (AMT) (B-/Caa1)
$2,020,000	6.750%	06/01/24	$2,104,779
Ohio State Solid Waste Disposal RB for USG Corp. Project Series 1998 (AMT) (B-/Caa1)
7,250,000	5.650	03/01/33	7,258,773

			207,365,724

Oklahoma – 1.5%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BB/NR)
4,725,000	5.000	12/01/27	4,814,681
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2000 B (AMT) (NR/NR)
12,500,000	5.500	06/01/35	13,486,000
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/35	2,891,398
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/35	26,216,784
Weatherford Hospital Authority RB Series 2006 (NR/NR)
2,200,000	6.000	05/01/25	2,270,334
865,000	6.000	05/01/31	884,039

			50,563,236

Oregon – 0.1%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007 (NR/NR)
4,665,000	5.500	03/01/37	4,835,879

Pennsylvania – 3.6%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
1,500,000	5.000	09/01/30	1,644,690
1,000,000	5.000	09/01/35	1,079,520
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa2)
18,000,000	5.000	05/01/42	19,421,640
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/35	539,130
1,000,000	5.000	08/01/45	1,066,530
City of Philadelphia GO Bonds Series 2011 (A+/A2)
4,000,000	6.000	08/01/36	4,750,120
Clairton Municipal Authority Sewer RB Series 2012 B (BBB/NR)
1,000,000	5.000	12/01/42	1,078,370
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(b)
49,750,000	0.941	05/01/37	43,286,977
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/27	1,450,106
1,500,000	5.000	04/01/33	1,531,935

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
$1,500,000	5.000%	06/30/42	$1,631,745
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB/Baa3)
7,400,000	6.250	01/01/32	8,119,206
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (B/NR)
2,460,000	8.000	05/01/29	2,963,193
Pennsylvania State Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(b)
13,095,000	0.784	07/01/27	11,950,497
10,750,000	0.834	07/01/39	8,642,785
Pennsylvania State Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
4,000,000	5.000	05/01/42	4,288,880
Philadelphia Authority Industrial Development RB for Please Touch Museum Project Series 2006 (NR/NR)(f)
3,000,000	5.250	09/01/26	645,000
3,000,000	5.250	09/01/31	645,000
Philadelphia Hospitals & Higher Education Facilities Authority RB Refunding for Temple University Health System Obligated Group Series 2012 B (BB+/Ba2)
5,000,000	6.250	07/01/23	5,387,200

			120,122,524

Puerto Rico – 7.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (B/Caa1)
56,440,000	6.000	07/01/38	39,088,087
38,845,000	6.000	07/01/44	26,415,765
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (B/Caa1)
115,000	4.500	07/01/27	79,953
370,000	5.000	07/01/30	254,431
5,115,000	5.125	07/01/37	3,401,884
49,335,000	5.250	07/01/42	32,686,411
3,470,000	6.000	07/01/47	2,350,994
Puerto Rico Commonwealth GO Bonds Series 2014 A (B/Caa1)
19,135,000	8.000	07/01/35	15,690,700
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (B/Caa2)
22,750,000	5.250	07/01/38	21,613,410
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (B/Caa1)
4,000,000	5.250	07/01/32	2,690,040
4,000,000	5.250	07/01/37	2,640,000
Puerto Rico Electric Power Authority Power RB Series 2013 A (CCC/Caa3)
5,440,000	7.000	07/01/40	3,182,400

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(b)
$30,590,000	0.704%	07/01/29	$22,580,008
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (CCC/Caa3)
9,700,000	5.250	07/01/26	5,674,500
Puerto Rico Electric Power Authority RB Series 2008 WW (CCC/Caa3)
2,000,000	5.500	07/01/20	1,170,000
Puerto Rico Electric Power Authority RB Series 2010 XX (CCC/Caa3)
7,590,000	5.250	07/01/40	4,440,150
Puerto Rico Electric Power Authority RB Series 2012 A (CCC/Caa3)
19,720,000	5.000	07/01/42	11,536,200
Puerto Rico Electric Power Authority RB Series 2013 A (CCC/Caa3)
5,210,000	7.000	07/01/33	3,047,850
5,205,000	6.750	07/01/36	3,044,925
Puerto Rico Electric Power Authority RB Series WW (CCC/Caa3)
3,275,000	5.000	07/01/28	1,915,875
825,000	5.250	07/01/33	482,625
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (B/Caa2)(d)
4,750,000	0.000	07/01/34	1,189,685
3,750,000	0.000	07/01/35	874,050
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (COMWLTH GTD) (B/Caa1)
1,000,000	6.125	07/01/23	699,050
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (B/Caa1)
6,800,000	6.000	08/01/42	4,250,000
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (B/Caa1)(d)
25,000,000	0.000	08/01/39	2,582,500
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (B/Caa1)(a)
20,910,000	0.000	08/01/32	14,472,647
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (B/Caa1)(d)
10,000,000	0.000	08/01/33	1,786,600
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (B/Caa1)(a)
10,000,000	0.000	08/01/33	5,366,100
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 A-1 (B/Caa1)
500,000	5.250	08/01/43	296,250
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 C (B/B3)
500,000	5.000	08/01/40	343,755

			235,846,845

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Rhode Island – 0.3%
Rhode Island Health and Educational Building Corp. RB Refunding for Care New England Series 2013 A (BBB-/NR)
$2,500,000	6.000%	09/01/33	$2,780,425
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(d)
46,215,000	0.000	06/01/52	1,900,823
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 A (BBB+/NR)
5,000,000	5.000	06/01/40	5,392,200

			10,073,448

South Carolina – 0.3%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,702,000	6.875	11/01/35	3,699,075
South Carolina Jobs - Economic Development Authority Hospital RB Refunding for Palmetto Health Series 2011 A (AGM) (AA/A2)
4,000,000	6.500	08/01/39	4,981,240

			8,680,315

South Dakota – 0.2%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2007 (A+/A1)
5,000,000	5.000	11/01/40	5,297,400

Tennessee – 0.8%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A (NR/NR)
1,445,000	5.125	04/01/23	1,476,414
Chattanooga Health Educational & Housing Facility Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB/NR)
125,000	5.000	10/01/15	126,705
7,500,000	5.125	10/01/35	7,523,025
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (BBB+/Baa1)
1,500,000	5.000	08/15/42	1,635,780
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
5,500,000	6.500	07/01/38	6,456,560
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,000,000	5.250	04/01/36	2,096,000
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A (NR/NR)(b)(f)
8,680,000	5.750	04/01/25	3,385,200
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A (NR/NR)
2,000,000	5.625	09/01/26	2,048,780

State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
$1,500,000	5.250%	12/01/42	$1,552,470
2,000,000	5.375	12/01/47	2,079,360

			28,380,294

Texas – 5.6%
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-1 (NR/NR)
15,000	9.750	01/01/26	15,253
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-2 (NR/NR)
1,815,000	9.750	01/01/26	1,845,456
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)
3,250,000	6.200	07/01/45	3,583,385
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (C/WR)(f)
4,740,000	5.000	03/01/41	237,000
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (C/WR)(f)
9,275,000	6.750	10/01/38	463,750
Dallas County Flood Control District No.1 GO Bonds Refunding Series 2002 (NR/NR)
6,000,000	7.250	04/01/32	6,012,000
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa3)
1,145,000	4.750	05/01/38	1,202,914
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa3)
5,250,000	4.750	11/01/42	5,491,080
Grand Parkway Transportation Corp. System Toll RB First Tier Series 2013 A (BBB/NR)
11,815,000	5.500	04/01/53	13,261,510
Harris County Cultural Education Facilities Finance Corp. RB First Mortgage for Brazos Presbyterian Homes, Inc. Project Series 2013 B (BB+/NR)
3,030,000	7.000	01/01/48	3,520,436
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (B+/B3)
9,000,000	6.625	07/15/38	10,578,960
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (B+/B3)
7,250,000	5.000	07/01/29	7,799,405
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (B+/NR)
7,500,000	5.000	07/15/35	7,893,900
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa1)
5,200,000	6.300	11/01/29	5,977,244

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
$5,165,000	5.625%	02/15/35	$5,218,819
New Hope Cultural Education Facilities Finance Corporation Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)(h)
1,000,000	5.000	04/01/47	1,073,990
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
25,585,000	6.250	01/01/39	29,810,363
North Texas Tollway Authority RB Refunding Toll Second Tier Series 2008 F (BBB+/A3)
53,205,000	5.750	01/01/38	58,790,993
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (C/WR)(f)
5,950,000	5.200	05/01/28	297,500
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
4,180,000	5.125	05/15/37	4,321,577
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/Baa2)(b)
7,825,000	0.881	12/15/26	7,238,125
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/39	8,988,750
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (BBB-/Baa3)
5,000,000	6.750	06/30/43	6,113,700
Tomball Hospital Authority RB Refunding Series 2005 (ETM) (NR/Aaa)(c)
250,000	5.000	07/01/15	252,980

			189,989,090

U.S. Virgin Islands – 0.2%
Virgin Islands Public Finance Authority RB Refunding Series 2014 C (AGM) (AA/NR)
3,515,000	5.000	10/01/39	3,935,007
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Baa3)
2,000,000	6.000	10/01/39	2,248,200

			6,183,207

Utah – 0.8%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
22,632,000	7.100	08/15/23	25,781,016

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (A-/Baa1)
2,250,000	5.000	10/01/42	2,417,063

State-Specific Municipal Debt Obligations – (continued)
Virginia – 0.7%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007 (NR/NR)
$1,000,000	5.000%	01/01/31	$1,013,260
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
3,580,000	6.250	03/01/21	4,153,266
2,000,000	6.625	03/01/26	2,307,960
7,000,000	6.875	03/01/36	8,141,770
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006 (NR/NR)
725,000	5.150	09/01/24	739,500
1,000,000	5.300	09/01/31	1,011,870
Tobacco Settlement Financing Corp. Senior Asset-Backed Bonds Series 2007 B-1 (B-/B3)
1,355,000	5.000	06/01/47	965,410
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005 (NR/NR)
500,000	5.000	11/01/22	506,825
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,706,760

			23,546,621

Washington – 0.7%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(e)(g)
3,955,000	14.000	01/01/23	6,150,539
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(e)(g)
4,150,000	14.006	01/01/24	6,431,296
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
4,000,000	5.750	12/01/35	4,458,360
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/Baa3)(c)
3,000,000	5.000	12/01/21	3,633,540
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA/Aa3)
750,000	6.000	08/15/39	882,383
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA/Aa3)
1,750,000	6.000	08/15/39	2,058,893

			23,615,011

West Virginia – 0.1%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. - Amos Project Series 2010 A (BBB/Baa1)
4,000,000	5.375	12/01/38	4,418,680

Wisconsin – 1.7%
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Improvements Obligated Group Series 2012 B (AMT) (BBB/NR)
15,830,000	5.000	07/01/42	16,867,340

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Wisconsin – (continued)
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
3,180,000	5.000	05/15/36	3,268,690
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
2,000,000	5.250	08/15/31	2,087,700
23,380,000	5.250	08/15/34	24,353,543
Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (A-/Baa1)
10,620,000	5.125	08/15/30	11,081,121

			57,658,394

TOTAL INVESTMENTS – 97.8%
(Cost $3,127,171,953)			$3,288,825,668

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%			73,012,192

NET ASSETS – 100.0%			$3,361,837,860

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Zero coupon bond until next reset date.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $82,149,625, which represents approximately 2.4% of net assets as of March 31, 2015.
(f)	Security is currently in default.
(g)	Inverse floating rate security. Interest rate disclosed is that which is in effect on March 31, 2015.
(h)	When-issued security.

Security ratings disclosed, if any, are issued by either Standard & Poor’s Ratings, Moody’s Investor Service or Fitch Ratings and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Federal Housing Administration
GO	—General Obligation
GO OF CITY	—General Obligation of City
GO OF CORP	—General Obligation of Corporation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — For the fiscal year ended March 31, 2015, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on March 31, 2015(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	$4,000	1.000%	03/20/23	0.905%	$(158,230)	$172,895
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	10,000	1.700	06/20/21	0.718	—	524,723
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	9,000	1.000	03/20/23	0.905	(356,018)	389,013
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	15,000	1.000	09/20/23	0.964	(591,839)	581,127
	Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	10,000	1.830	06/20/21	1.946	—	(58,681)
Morgan Stanley Co., Inc.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	10,000	1.000	12/20/23	0.991	(247,264)	219,663
	Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	10,000	1.000	12/20/23	2.165	(669,309)	(80,645)
TOTAL						$(2,022,660)	$1,748,095

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$164,000	(a)	06/17/45	3 Month LIBOR	3.250%	$(23,011,341)	$(7,259,402)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 98.4%
Alabama – 1.1%
Alabama 21st Century Authority Tobacco Settlement RB Series 2012 A (A/NR)
$2,435,000	5.000%	06/01/17	$2,645,433
1,500,000	5.000	06/01/18	1,670,325
Alabama Federal Aid Highway Finance Authority Refunding for Grant Anticipation Bonds Series 2011 (AA/A1)
11,400,000	4.000	03/01/17	12,098,592
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA+/NR)(a)(b)(c)
6,875,000	12.322	11/03/16	8,356,287
Alabama State GO Bonds Series 2007 A (AGM) (AA/Aa1)
5,020,000	5.000	08/01/17	5,527,321
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/16	1,049,550
1,750,000	5.000	10/01/17	1,885,117
1,875,000	5.000	10/01/18	2,057,944
1,300,000	5.000	10/01/21	1,458,093
1,745,000	5.000	10/01/22	1,959,007
Tuscaloosa Alabama Public Educational Building Authority RB Refunding Series 2009 B (AA-/NR)
3,300,000	4.000	08/15/15	3,344,418
3,850,000	3.000	08/15/16	3,979,591

			46,031,678

Alaska – 0.2%
North Slope Borough Alaska GO Bonds Series 2012 A (AA-/Aa2)
825,000	3.000	06/30/15	830,577
1,465,000	3.000	06/30/16	1,514,209
340,000	4.000	06/30/17	364,266
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (BB/Ba1)
5,340,000	4.625	06/01/23	5,364,297

			8,073,349

Arizona – 3.7%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(a)
30,300,000	0.994	01/01/37	27,244,851
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (BBB+/NR)(a)
5,000,000	1.870	02/05/20	5,141,950
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2014 (AA+/Aa1)
4,150,000	5.000	07/01/19	4,791,300
Arizona Transportation Board Highway RB Series 2008 A (AAA/Aa1)(d)
7,000,000	5.000	07/01/18	7,910,770
Arizona Transportation Board Refunding for Grant Anticipation Notes Series 2012 (AA/Aa2)
7,235,000	4.000	07/01/16	7,560,430

State-Specific Municipal Debt Obligations – (continued)
Arizona – (continued)
Glendale City GO Bonds Refunding Series 2015 (AGM) (AA/A2)
$2,880,000	2.000%	07/01/16	$2,929,910
365,000	4.000	07/01/18	394,631
1,600,000	4.000	07/01/19	1,750,048
3,000,000	4.000	07/01/20	3,312,990
3,400,000	4.000	07/01/21	3,782,432
1,665,000	5.000	07/01/22	1,970,677
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2012 (AA/A1)
1,000,000	4.000	07/01/15	1,008,870
1,000,000	4.000	07/01/16	1,043,320
1,500,000	5.000	07/01/17	1,641,600
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2015 (AA/A1)
4,635,000	4.000	07/01/18	5,069,948
10,830,000	5.000	07/01/19	12,455,042
Maricopa County Arizona Paradise Valley Unified School District No. 69 GO Bonds Refunding for School Improvement Project of 2011 Series 2015 E (AA/Aa2)
2,860,000	4.000	07/01/18	3,121,976
12,115,000	3.000	07/01/19	12,960,088
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. of New Mexico Palo Verde Project Series 2010 A (BBB/Baa2)(a)
5,000,000	4.000	06/01/15	5,016,600
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project RMKT 05/30/13 Series 2009 C (A-/A3)(a)
6,500,000	1.750	05/30/18	6,576,050
Maricopa County Community College District GO Bonds Series 2009 C (AAA/Aaa)
1,000,000	4.000	07/01/16	1,045,230
Maricopa County Community College District GO Bonds Series 2013 (AAA/Aaa)
9,920,000	2.000	07/01/17	10,203,315
10,010,000	3.000	07/01/19	10,747,637
Maricopa County Phoenix High School District No. 210 School Improvement GO Bonds Series 2006 C (NATL-RE) (AA/Aa2)(d)
3,800,000	5.000	07/01/16	4,021,654
Maricopa County Phoenix High School District No. 210 School Improvement GO Refunding Bonds Series 2014 (AA/Aa2)
8,140,000	3.000	07/01/17	8,550,907
1,000,000	4.000	07/01/18	1,093,940
1,000,000	3.000	07/01/19	1,070,260
Pima County GO Bonds Series 2013 A (AA-/NR)
2,280,000	1.750	07/01/16	2,318,486
1,405,000	1.750	07/01/17	1,433,255
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(a)
5,000,000	2.125	06/01/18	5,174,550

			161,342,717

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Arkansas – 0.5%
Arkansas Development Finance Authority State Park Facilities RB Refunding for Mt. Magazine Project Series 2012 (AGM) (AA/NR)
$1,720,000	2.000%	01/01/16	$1,742,498
2,065,000	2.000	01/01/17	2,118,112
1,885,000	3.000	01/01/18	1,946,809
Arkansas Federal Highway Grant Anticipation GO Bonds RB Series 2014 (AA/Aa1)
5,000,000	5.000	04/01/18	5,607,400
Jefferson County Pollution Control RB Refunding for Entergy Arkansas, Inc. Project Series 2013 (A-/A3)
3,000,000	1.550	10/01/17	3,008,070
Little Rock Arkansas Sewer RB Refunding Series 2015 (NR/Aa3)
1,240,000	3.000	04/01/20	1,326,093
1,075,000	3.000	10/01/20	1,150,927
North Little Rock School District No. 1 Construction GO Bonds Series 2013 B (ST AID WITHHLDG) (NR/Aa2)
1,440,000	5.000	02/01/17	1,553,918
Springdale Arkansas Sales and Use Tax RB Series 2012 (AA-/NR)
845,000	2.000	11/01/16	859,796
1,915,000	2.000	11/01/17	1,952,783
1,465,000	2.000	11/01/18	1,494,022
720,000	2.000	11/01/19	727,567

			23,487,995

California – 9.4%
Abag Finance Authority RB for Sharp Health Care Series 2011 A (AA-/Aa3)
3,000,000	5.000	08/01/16	3,180,990
Alameda Corridor Transportation Authority RB Refunding for Capital Appreciation Subordinate Lien Series A (AMBAC) (BBB+/Baa2)(e)
10,165,000	0.000	10/01/19	9,056,710
12,555,000	0.000	10/01/20	10,743,816
Anaheim Public Financing Authority Lease RB for Convention Center Expansion Project Series 2014 A (AA-/NR)
1,320,000	5.000	05/01/16	1,385,749
1,250,000	5.000	05/01/17	1,360,125
Anaheim Redevelopment Agency Tax Allocation Refunding for Merged Redevelopment Project Area Series 2007 A (AGM) (AA/A2)
50,000	5.000	02/01/24	55,680
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(a)
10,000,000	0.920	05/01/23	10,088,400
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa1)(a)
7,000,000	0.920	05/01/23	7,061,880
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(a)
15,000,000	1.270	04/01/27	15,340,650

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2006 C-2 (AA/Aa3)(a)
$26,050,000	1.450%	08/01/17	$26,385,003
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2014 (AA/Aa3)(a)
2,000,000	1.500	04/02/18	2,025,080
Benicia Unified School District GO Bonds Refunding Series 1997 A (NATL-RE FGIC) (AA-/Aa3)(e)
1,735,000	0.000	08/01/17	1,672,210
1,510,000	0.000	08/01/18	1,420,246
Bonita Canyon Public Facilities Financing Authority Special Tax for Community Facilities District No. 98-1 Series 2012 (NR/NR)
465,000	3.000	09/01/15	469,125
650,000	3.000	09/01/16	664,014
735,000	3.000	09/01/17	755,359
1,000,000	3.250	09/01/18	1,030,920
Buena Park Community Redevelopment Agency Tax Allocation for Consolidated Redevelopment Project Series 2008 A (A/Baa3)
25,000	4.300	09/01/16	25,948
Burbank Public Financing Authority RB for Golden State Series 2003 A (AMBAC) (A+/WR)
985,000	5.250	12/01/18	987,384
230,000	5.250	12/01/19	230,554
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 1996 G (AMBAC) (A/A3)(f)
7,500,000	0.103	07/01/23	7,012,548
California Health Facilities Financing Authority RB for Children’s Hospital Los Angeles Series 2012 B (BBB+/Baa2)(a)
8,000,000	1.820	07/01/17	8,106,160
California Health Facilities Financing Authority RB Refunding for Lucile Salter Packard Children’s Hospital at Stanford Series 2008 B (AA-/Aa3)(a)
5,000,000	1.450	03/15/17	5,069,550
California Municipal Finance Authority RB for NorthBay Healthcare Group Series 2013 A (BBB-/NR)(a)
5,000,000	2.120	11/01/16	5,001,100
California Municipal Finance Authority RB Refunding for NorthBay Healthcare Group Series 2013 B (BBB-/NR)
1,700,000	5.000	11/01/16	1,797,903
3,480,000	5.000	11/01/17	3,775,730
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Series 1998 A (AMT) (A-/NR)
1,900,000	1.500	06/01/18	1,921,166
California State Department of Water Resources Power Supply RB Series 2010 M (AA/Aa2)
15,585,000	4.000	05/01/16	16,213,699
California State Various Purpose GO Bonds Refunding Series 2012 (A+/Aa3)
1,150,000	2.000	09/01/16	1,176,853
2,055,000	5.000	09/01/19	2,386,019

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Carlsbad Improvement Bonds Refunding Reassessment District No. 2012-1 Series 2013 (NR/NR)
$250,000	2.000%	09/02/15	$250,790
400,000	3.000	09/02/17	411,284
Carson Redevelopment Agency Project Area No. 1 Tax Allocation Refunding Series 2001 (NATL-RE) (AA-/A3)
275,000	5.500	10/01/15	281,322
Charter Oak Unified School District GO BANS Series 2012 (SP-1+/NR)
4,625,000	5.000	10/01/15	4,731,421
Colton Public Financing Authority Tax Allocation Series 1998 A (NATL-RE) (AA-/A3)
195,000	5.000	08/01/18	195,074
Contra Costa Transportation Authority Sales Tax RB Series 2012 A (AA+/NR)(a)
11,000,000	0.485	12/15/15	11,004,620
Corona Redevelopment Agency Tax Allocation Refunding for Merged Downtown Series 2004 A (NATL-RE FGIC) (AA-/A3)
500,000	5.000	04/10/15	500,480
Corona-Norco Unified School District Public Financing Authority Special Tax Refunding Senior Lien Series 2013 A (BBB+/NR)
500,000	3.000	09/01/16	516,690
275,000	4.000	09/01/18	300,369
El Monte City School District GO Bonds BANS for Capital Appreciation Series 2010 (SP-1/A2)(e)
13,300,000	0.000	09/01/15	13,278,587
Fontana Redevelopment Agency Tax Allocation Refunding for Jurupa Hills Redevelopment Project Series 1999 A (A-/NR)
680,000	5.500	10/01/17	680,680
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 A-1 (BBB+/Aa1)
4,900,000	5.000	06/01/17	5,315,716
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (B/B3)
15,225,000	4.500	06/01/27	14,752,416
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2013 A (A/A1)
4,225,000	3.000	06/01/17	4,433,039
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (BBB+/NR)
1,215,000	4.000	09/02/17	1,297,790
1,250,000	4.000	09/02/18	1,355,788
1,900,000	4.000	09/02/19	2,081,659
Irvine City Limited Obligation Improvement Bond Reassessment District No. 13-1 Series 2013 (BBB-/NR)
480,000	2.000	09/02/15	481,997
625,000	2.000	09/02/17	638,212

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Irvine City Limited Obligation Improvement Bond Series 2011 (A-/NR)
$300,000	3.000%	09/02/15	$303,159
500,000	3.000	09/02/16	513,005
400,000	3.250	09/02/17	413,156
750,000	3.625	09/02/18	778,065
Irvine Public Facilities & Infrastructure Authority Assessment RB Series 2012 A (BBB+/NR)
635,000	3.000	09/02/15	635,787
1,285,000	3.000	09/02/16	1,287,262
1,325,000	3.000	09/02/17	1,326,206
600,000	3.000	09/02/18	603,870
Lake Elsinore Public Financing Authority Local Agency RB Refunding Series 2015 (NR/NR)
355,000	3.000	09/01/17	367,989
1,495,000	4.000	09/01/18	1,600,756
1,000,000	4.000	09/01/19	1,081,510
840,000	5.000	09/01/21	963,136
Lake Elsinore School Financing Authority RB Refunding Series 2012 (NR/NR)
1,370,000	2.000	09/01/15	1,373,178
Lammersville Joint Unified School District Special Tax for Community Facilities District No. 2002 Series 2013 (NR/NR)
750,000	2.000	09/01/15	750,195
Long Beach California Harbor Revenue Short-Term Notes Series 2014 C (AA/NR)
20,000,000	5.000	11/15/18	22,857,400
Los Alamitos Unified School District GO Bonds for School Facilities Improvement District No.1 Series 2011 (ETM) (SP-1+/Aa2)(d)(e)
1,750,000	0.000	09/01/16	1,740,900
Los Angeles California Department of Water and Power System RB Series 2012 C (AA-/Aa3)
1,300,000	3.000	01/01/16	1,318,629
Los Angeles Community Redevelopment Agency Tax Allocation for Hollywood Redevelopment Project Series 1998 C (NATL-RE) (AA-/A3)
540,000	5.500	07/01/17	590,755
Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding First Tier Senior Series 2011 A (AAA/Aa2)
10,000,000	5.000	07/01/17	10,981,700
Los Angeles County Public Works Financing Authority Lease RB for Multiple Capital Projects II Series 2012 (AA/A1)
1,500,000	5.000	08/01/18	1,689,570
Los Angeles Unified School District Series 2004 F (FGIC) (AA-/Aa2)
455,000	5.000	07/01/17	481,363
Los Angeles Unified School District Series 2004 F (FGIC) (NR/Aa2)(d)
1,350,000	5.000	07/01/16	1,429,272
Manteca Unified School District Special Tax Community Facilities District No. 1989-2 Series 2013 B (AGM) (AA/A2)
365,000	3.000	09/01/15	368,964
410,000	3.000	09/01/16	424,075
275,000	4.000	09/01/17	294,740

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Miramar Ranch North California Special Tax Refunding for Community Facilities District No.1 Series 2012 (A/NR)
$1,000,000	3.000%	09/01/16	$1,034,330
1,895,000	4.000	09/01/17	2,010,936
3,080,000	4.000	09/01/19	3,330,681
Modesto Irrigation District RB for Electric System Series 2011 A (A+/A2)
1,000,000	5.000	07/01/17	1,095,580
Monterey Peninsula Unified School District GO BANS Series 2012 (NR/MIG1)
4,250,000	2.500	11/01/15	4,300,957
Mountain View California Shoreline Regional Park Community Tax Allocation Series 2011 A (A/NR)
570,000	4.000	08/01/15	576,743
300,000	4.000	08/01/16	313,749
225,000	4.000	08/01/17	238,401
350,000	5.000	08/01/18	386,967
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (BBB-/NR)
1,965,000	5.000	09/01/18	2,167,297
1,000,000	5.000	09/01/19	1,127,400
Natomas Unified School District GO Bonds Refunding Series 2012 (AGM) (AA/A2)
620,000	3.000	09/01/15	626,733
890,000	3.000	09/01/16	920,554
Natomas Unified School District GO Bonds Refunding Series 2013 (BAM) (AA/A2)
410,000	3.000	09/01/18	435,723
730,000	4.000	09/01/20	824,506
650,000	4.000	09/01/21	739,590
Northern California Power Agency Capital Facilities RB Refunding Series 2010 A (A-/A2)
1,705,000	3.000	08/01/15	1,720,584
Oxnard Community Development Commission Tax Allocation for HERO Project Area Series 2008 (AGM) (AA/A2)
120,000	5.000	09/01/16	127,469
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2006 A (NATL-RE) (AA-/A3)
700,000	5.250	04/01/20	725,956
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2007 A (NATL-RE) (AA-/A3)
100,000	5.000	04/01/16	102,629
Palm Desert Financing Authority Tax Allocation RB Refunding for Housing Set-Aside Series 2007 (NATL-RE) (NR/A3)
100,000	5.000	10/01/20	107,701
Palo Alto Limited Obligation Refunding & Improvement for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
385,000	3.000	09/02/18	396,997
Pinole Redevelopment Agency Tax Allocation for Vista Redevelopment Project 3rd Subordinated Series 2004 A (AMBAC) (A-/WR)
100,000	4.500	08/01/18	100,120

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Port of Oakland RB Refunding Intermediate Lien Series 2007 B (NATL-RE) (AA-/A3)
$400,000	5.000%	11/01/15	$410,892
Poway Redevelopment Agency Tax Allocation for Paguay Redevelopment Project Series 2003 A (NATL-RE) (AA-/A3)
1,845,000	5.250	06/15/18	1,848,948
Rancho Cucamonga Redevelopment Agency Set Aside Allocation for Rancho Redevelopment Housing Series 2007 A (NATL-RE) (AA-/A3)
150,000	5.500	09/01/17	165,963
Roseville Finance Authority Special Tax Revenue Refunding Bonds Series 2012 (A/NR)
1,855,000	3.000	09/01/17	1,950,885
Sacramento City Schools Joint Powers Financing Authority Lease RB Refunding Series 2014 A (BAM) (AA/NR)
1,065,000	4.000	03/01/17	1,135,077
1,000,000	4.000	03/01/18	1,069,460
Sacramento County Regional Transit District Farebox RB Series 2012 (A/A2)
500,000	4.000	03/01/16	516,250
530,000	4.000	03/01/17	562,998
250,000	5.000	03/01/18	277,322
730,000	5.000	03/01/19	829,076
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(f)
40,220,000	0.705	12/01/35	36,206,848
Salida Area Public Facilities Financing Agency Community Facilities District No. 1988-1 Special Tax Bonds Series 2011 (AGM) (AA/NR)
715,000	3.000	09/01/15	723,287
1,470,000	3.000	09/01/16	1,524,243
1,515,000	3.000	09/01/17	1,545,436
1,310,000	3.000	09/01/18	1,328,694
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (A/A2)
300,000	3.000	08/01/15	302,592
800,000	5.000	08/01/18	900,296
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (AGM) (AA/A2)
150,000	5.000	08/01/19	172,732
San Diego Redevelopment Agency Tax Allocation for Centre City Redevelopment Series 2006 A (AMBAC) (AA-/Baa3)
1,450,000	5.250	09/01/21	1,538,653
665,000	5.250	09/01/23	705,951
San Diego Redevelopment Agency Tax Allocation for Centre City Series 2004 A (XLCA) (A/Baa3)
115,000	5.250	09/01/15	115,320
150,000	5.250	09/01/16	150,402
300,000	5.000	09/01/17	300,762
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2010 D (AGM) (AA/A1)
4,455,000	5.000	05/01/17	4,864,949

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA+/Aa1)
$2,750,000	4.000%	06/15/19	$3,078,185
San Francisco City & County Public Utilities Commission RB Refunding Series 2013 A (AA-/Aa3)
4,650,000	3.000	10/01/16	4,828,234
San Francisco City & County Redevelopment Financing Authority Tax Allocation for San Francisco Redevelopment Project Series 2003 B (NATL-RE FGIC) (AA-/A3)
250,000	5.250	08/01/17	250,285
San Jacinto Redevelopment Agency Tax Allocation for Redevelopment Project Area Series 2005 (XLCA) (A-/WR)
160,000	3.900	08/01/17	160,578
San Juan Unified School District Election of 2012 GO Bonds Series 2014 B (NR/Aa2)
4,405,000	1.000	08/01/16	4,443,808
11,105,000	2.000	08/01/17	11,431,376
2,000,000	3.000	08/01/19	2,142,340
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (A-/NR)
930,000	1.750	09/01/15	935,236
620,000	2.000	09/01/16	632,195
1,260,000	2.250	09/01/17	1,299,564
1,000,000	4.000	09/01/19	1,106,760
San Ramon Valley Unified School District GO Bonds Series 1998 A (NATL-RE FGIC) (AA/Aa1)(e)
2,000,000	0.000	07/01/18	1,928,200
Simi Valley Community Development Agency Tax Allocation Refunding for Tapo Canyon and West End Project Series 2003 (NATL-RE FGIC) (AA-/A3)
600,000	5.250	09/01/18	601,644
Stockton Unified School District GO Bonds Refunding Series 2012 (A+/A2)
1,000,000	3.000	07/01/15	1,006,390
Stockton Unified School District GO Bonds Refunding Series 2012 (AGM) (AA/A2)
400,000	4.000	07/01/17	426,008
1,090,000	5.000	07/01/19	1,240,028
Temecula Public Financing Authority for Wolf Creek Community Facilities District 03-03 Series 2012 Special Tax Refunding Bonds (NR/NR)
830,000	2.000	09/01/15	831,212
825,000	3.000	09/01/16	839,998
600,000	3.000	09/01/17	617,052
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B+/B3)
1,220,000	4.750	06/01/23	1,220,098
Ukiah Unified School District GO Bonds Series 1997 (NATL-RE FGIC) (AA-/A1)(e)
2,000,000	0.000	08/01/16	1,980,220
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(f)
3,500,000	0.783	05/15/30	3,110,415
15,000,000	0.913	05/15/43	12,477,600

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Upland Community Redevelopment Agency Tax Allocation Refunding Series 2013 (AGM) (AA/A2)
$1,805,000	2.000%	09/01/15	$1,817,346
Western Riverside Water and Wastewater Financing Authority Local Agency RB Refunding Series 2013 A-1 (BBB+/NR)
265,000	4.000	09/01/16	277,103
525,000	4.000	09/01/17	561,645

			404,885,306

Colorado – 0.6%
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)(g)
400,000	1.000	12/01/15	400,936
500,000	4.000	12/01/18	537,240
1,000,000	5.000	12/01/20	1,129,310
Denver Colorado City & County School District No. 1 Tax Exempt GO Bonds Series 2012 B (ST AID WITHHLDG) (AA-/Aa2)
4,030,000	4.000	12/01/16	4,265,997
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(f)
13,250,000	1.275	12/01/33	12,106,260
Jefferson County School District No. R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (AA-/Aa2)
1,750,000	3.000	12/15/16	1,825,407
Larimer County School District No. R-1 GO Refunding and Improvement Bonds Series 2012 (ST AID WITHHLDG) (NR/Aa2)
1,000,000	2.000	12/15/17	1,029,450
Plaza Metropolitan District No. 1 Tax Allocation Refunding Series 2013 (NR/NR)
1,935,000	4.000	12/01/15	1,966,541
1,000,000	4.000	12/01/16	1,035,660

			24,296,801

Connecticut – 1.1%
Connecticut State GO Bonds Refunding Series 2006 E (AA/Aa3)
5,250,000	5.000	12/15/17	5,646,532
Connecticut State GO Bonds Series 2013 A (AA/Aa3)(f)
2,000,000	0.250	03/01/16	1,999,200
3,000,000	0.360	03/01/17	3,003,930
2,000,000	0.440	03/01/18	1,993,400
Connecticut State GO Bonds Series 2013 C (AA/Aa3)
7,555,000	5.000	07/15/19	8,696,561
Connecticut State Health & Educational Facilities Authority RB for Sacred Heart University Series 2012 H (AGM) (AA/A2)
1,695,000	4.000	07/01/15	1,706,678
1,830,000	4.000	07/01/16	1,897,930
1,000,000	2.000	07/01/17	1,008,330
1,260,000	4.000	07/01/18	1,336,709
New Haven GO Bonds Refunding Series 2012 A (BBB+/A3)
4,090,000	5.000	11/01/16	4,339,449
Town of Hamden GO Refunding Bonds Series 2013 (A+/Baa1)
1,685,000	5.000	08/15/18	1,880,359
2,000,000	5.000	08/15/19	2,271,580

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Connecticut – (continued)
Trumbull GO Bonds Series 2012 (AA+/Aa2)
$1,070,000	2.000%	09/01/16	$1,094,375
University of Connecticut GO Bonds Refunding Series 2011 A (GO OF UNIV) (AA/Aa3)
4,730,000	4.000	02/15/16	4,882,826
West Haven GO Refunding Bonds Series 2012 (AGM) (AA/A2)
555,000	3.000	08/01/15	559,168
2,000,000	4.000	08/01/17	2,120,080
2,100,000	4.000	08/01/18	2,252,061

			46,689,168

Delaware – 0.3%
Delaware Municipal Electric Corp. RB Series 2011 (A/A2)
1,215,000	4.000	07/01/15	1,225,631
Delaware Transportation Authority Transportation System Senior RB Refunding Series 2010 A (AA+/Aa2)
1,900,000	5.000	07/01/19	2,193,607
New Castle County GO Bonds Refunding Series 2015 (AAA/Aaa)
1,000,000	5.000	10/01/20	1,194,130
Sussex County Delaware GO Bonds Refunding Series 2012 A (AA+/Aa1)
865,000	3.000	09/15/17	902,991
Sussex County Delaware GO Bonds Refunding Series 2012 B (AA+/Aa1)
1,435,000	4.000	09/15/17	1,534,259
University of Delaware RB Series 2013 A (AA+/Aa1)
3,025,000	3.000	11/01/16	3,147,936
4,265,000	3.000	11/01/17	4,496,035

			14,694,589

Florida – 3.9%
Atlantic Beach Health Care Facilities RB Refunding for Fleet Landing Project Series 2013 A (BBB/NR)
350,000	3.000	11/15/15	351,529
300,000	3.000	11/15/16	302,214
970,000	4.000	11/15/18	1,017,249
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
175,000	2.250	11/01/15	175,229
180,000	2.500	11/01/16	180,581
185,000	2.750	11/01/17	186,793
190,000	3.000	11/01/18	192,708
195,000	3.250	11/01/19	200,179
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2007 A (ETM) (NATL-RE) (AA-/A2)(d)
6,235,000	5.000	03/01/17	6,756,745
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2010 A-1 (A+/A2)
2,800,000	5.000	06/01/15	2,822,484
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2011 A-1 (A+/A2)
27,000,000	5.000	06/01/16	28,443,690

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
$885,000	5.000%	05/01/15	$887,584
615,000	5.000	05/01/17	651,451
1,375,000	5.000	05/01/18	1,485,962
1,890,000	5.000	05/01/19	2,062,085
Country Walk Community Development District Special Assessment Senior Lien RB Refunding Series 2015 A-1 (BBB+/NR)
195,000	1.000	05/01/16	195,000
195,000	1.500	05/01/17	195,078
200,000	2.250	05/01/18	200,234
205,000	2.500	05/01/19	205,156
210,000	2.750	05/01/20	210,195
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
250,000	1.875	05/01/16	248,400
500,000	2.125	05/01/17	495,520
250,000	2.400	05/01/18	246,052
250,000	2.700	05/01/19	247,613
250,000	3.000	05/01/20	245,025
Escambia County Florida Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (A-/A3)
2,365,000	5.000	08/15/15	2,403,999
Fishhawk Community Development District II Special Assessment Refunding Series 2013 A (A-/NR)
355,000	1.800	05/01/16	354,169
360,000	2.100	05/01/17	359,345
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (BBB/Baa1)
150,000	4.000	04/01/15	150,000
825,000	3.000	04/01/17	861,341
500,000	5.000	04/01/18	552,605
500,000	5.000	04/01/19	563,255
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-1 (AMBAC) (A/A2)(a)
675,000	0.103	10/01/21	628,071
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-2 (AMBAC) (A/A2)(f)
5,325,000	0.091	10/01/21	4,954,767
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-3 (AMBAC) (A/A2)(f)
100,000	0.103	10/01/21	93,047
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
490,000	2.250	05/01/16	496,017
500,000	2.250	05/01/17	507,330
415,000	2.000	05/01/18	414,875
425,000	2.250	05/01/19	423,194
535,000	2.500	05/01/20	531,464

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2009 E (AA-/Aa2)
$1,000,000	5.000%	11/15/15	$1,029,230
Island at Doral Community Development District Special Assessment Refunding Series 2013 (A-/NR)
345,000	1.750	05/01/15	344,807
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
5,020,000	5.000	11/15/16	5,365,426
6,315,000	5.000	11/15/17	6,910,694
6,250,000	5.000	11/15/18	6,979,688
Manatee County Florida Public Utilities RB Refunding Series 2011 (AA+/Aa2)
1,180,000	4.000	10/01/16	1,242,339
Mediterra South Community Development District Capital Improvement RB Refunding Series 2012 (BBB+/NR)
255,000	3.100	05/01/15	255,092
265,000	3.400	05/01/16	266,224
275,000	3.600	05/01/17	277,519
285,000	3.800	05/01/18	289,466
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Series 2012 (BBB/Baa1)
1,750,000	4.000	11/15/17	1,885,240
2,220,000	4.000	11/15/18	2,428,591
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (A/A2)(b)
2,150,000	3.000	03/01/16	2,200,525
2,210,000	4.000	03/01/17	2,345,429
2,300,000	4.000	03/01/18	2,468,613
2,390,000	5.000	03/01/19	2,685,261
2,510,000	5.000	03/01/20	2,854,221
2,635,000	5.000	03/01/21	3,073,596
2,770,000	5.000	03/01/22	3,210,790
Miami Special Obligation Refunding Series 2011 A (AGM) (AA/A2)
830,000	5.000	02/01/17	894,093
Miami-Dade County IDA Solid Waste Disposal RB for Waste Management Inc. Project Series 2006 (A-/NR)
2,000,000	1.500	10/01/18	2,000,000
Miami-Dade County School Board COPS Series 2007 B (NATL-RE FGIC) (AA-/A1)(d)
2,500,000	5.000	05/01/17	2,721,900
Miami-Dade County School Board COPS Series 2011 B (A/A1)(a)
3,000,000	5.000	05/01/16	3,140,490
Miami-Dade County School Board COPS Series 2012 A (A/A1)(a)
7,595,000	5.000	08/01/16	7,953,408
Miami-Dade County Special Obligation RB Refunding Series 2012 A (A+/A2)
500,000	4.000	10/01/15	508,955
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,130,000	4.000	04/01/16	1,156,081
1,180,000	5.000	04/01/17	1,255,319
1,245,000	5.000	04/01/18	1,353,788

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
$580,000	5.000%	04/01/15	$580,000
Osceola County School Board COPS Series 2013 A (A/Aa3)
1,000,000	4.000	06/01/16	1,040,770
500,000	4.000	06/01/17	535,215
Palm Beach County Health Facilities Authority Hospital RB Refunding for Jupiter Medical Center, Inc. Project Series 2013 A (BBB+/Baa2)
400,000	4.000	11/01/15	406,076
370,000	4.000	11/01/16	384,956
720,000	4.000	11/01/17	767,419
630,000	4.000	11/01/18	681,912
Palm Beach County School Board COPS Refunding Series 2005 A (AGM) (AA/Aa3)
2,085,000	5.000	08/01/17	2,117,693
Palm Beach County School Board COPS Refunding Series 2011 A (AA-/Aa3)(a)
3,650,000	5.000	08/01/16	3,865,569
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
125,000	1.750	05/01/15	125,021
135,000	2.000	05/01/16	135,042
130,000	2.125	05/01/17	130,091
135,000	2.250	05/01/18	134,839
140,000	2.875	05/01/19	137,850
Polk County Florida RB Refunding for Capital Improvement Series 2010 (AA/A1)
1,000,000	3.000	12/01/15	1,017,660
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB-/NR)
210,000	1.750	05/01/15	209,995
215,000	2.000	05/01/16	214,682
220,000	2.250	05/01/17	219,910
225,000	2.625	05/01/18	225,558
230,000	3.000	05/01/19	233,089
Sarasota County School Board COPS for Master Lease Program Series 2010 B (AA-/Aa3)
1,400,000	3.000	07/01/15	1,409,282
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
85,000	1.625	05/01/15	84,997
90,000	1.875	05/01/16	89,843
90,000	2.125	05/01/17	89,918
95,000	2.500	05/01/18	95,139
90,000	2.750	05/01/19	90,621
100,000	3.000	05/01/20	100,420
South Florida Water Management District Leasing Corp. COPS Series 2006 (AMBAC) (AA/Aa3)
12,375,000	5.000	10/01/17	13,206,971
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB-/NR)
295,000	3.250	05/01/15	295,148

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB-/NR)
$305,000	3.500%	05/01/16	$306,668
320,000	3.750	05/01/17	324,730
330,000	4.000	05/01/18	339,039
345,000	4.125	05/01/19	358,037
375,000	4.375	05/01/21	386,595
390,000	4.500	05/01/22	405,319
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB/NR)
105,000	1.875	05/01/15	104,990
105,000	2.125	05/01/16	104,749
110,000	2.250	05/01/17	109,712
110,000	2.500	05/01/18	109,902
115,000	2.875	05/01/19	116,348
Tampa Tax Allocation RB Refunding Cigarette - H. Lee Moffitt Cancer Center Series 2012 A (A+/A1)
400,000	3.000	09/01/15	404,252
560,000	3.000	09/01/16	578,211
425,000	4.000	09/01/17	455,400
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
100,000	2.250	05/01/15	100,016
105,000	2.500	05/01/16	105,595
105,000	2.750	05/01/17	105,569
110,000	3.000	05/01/18	111,032
110,000	3.250	05/01/19	112,106
115,000	3.500	05/01/20	116,927
115,000	3.750	05/01/21	115,994
125,000	3.875	05/01/22	126,894
125,000	4.000	05/01/23	127,595
135,000	4.125	05/01/24	138,202
140,000	4.150	05/01/25	142,925
145,000	4.250	05/01/26	148,922
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
415,000	2.300	05/01/19	416,282
125,000	2.600	05/01/20	125,473
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A+/NR)
215,000	1.750	05/01/15	215,032
220,000	2.000	05/01/16	220,185
225,000	2.125	05/01/17	228,004
230,000	2.500	05/01/18	234,036
235,000	2.875	05/01/19	241,430
240,000	3.000	05/01/20	247,889
Village Community Development District No. 5 Special Assessment Refunding Phase I Series 2013 (A/NR)
530,000	3.000	05/01/15	530,583
550,000	3.000	05/01/16	556,006

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
$355,000	2.500%	05/01/16	$360,460
365,000	2.500	05/01/17	372,935
375,000	2.500	05/01/18	382,575
385,000	2.000	05/01/19	382,609
390,000	2.375	05/01/20	388,795
400,000	2.625	05/01/21	398,328
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
85,000	1.750	05/01/15	84,997
90,000	2.000	05/01/16	89,810
90,000	2.125	05/01/17	89,863
95,000	2.250	05/01/18	95,055
95,000	2.875	05/01/19	95,636

			168,532,418

Georgia – 2.3%
Carroll City-County Hospital Authority Revenue Anticipation Certificates for Tanner Medical Center, Inc. Project Series 2010 (CNTY GTD) (AA/Aa2)
1,530,000	4.000	07/01/16	1,596,739
Cobb County Kennestone Hospital Authority RB Refunding Anticipation Certificates Series 2012 (AA-/Aa3)
825,000	3.000	04/01/15	825,000
1,045,000	4.000	04/01/16	1,082,933
790,000	4.000	04/01/17	836,847
Colquitt County School District Sales Tax GO Bonds Series 2013 (ST AID WITHHLDG) (NR/Aa1)
1,650,000	4.000	01/01/17	1,745,254
DeKalb County Water and Sewerage RB Second Resolution Series 2011 A (A+/Aa3)
1,500,000	5.000	10/01/16	1,601,910
Dougherty County School District Sales Tax GO Bonds for Georgia State Aid Intercept Program Series 2013 (ST AID WITHHLDG) (NR/Aa1)
2,055,000	5.000	12/01/17	2,280,516
Douglas County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,985,000	4.000	04/01/17	3,174,667
Fulton County Development Authority RB Refunding for Spelman College Series 2012 (NR/A1)
1,010,000	4.000	06/01/18	1,091,557
Gainesville Georgia School District GO Bonds Series 2011 (ST AID WITHHLDG) (AA+/NR)
2,500,000	4.000	12/01/15	2,562,775
Georgia State GO Bonds Refunding Series 2005 B (AAA/Aaa)
7,950,000	5.000	07/01/17	8,041,743
Georgia State GO Bonds Refunding Series 2011 E-2 (AAA/Aaa)
9,325,000	4.000	09/01/16	9,802,160
11,495,000	4.000	09/01/17	12,408,623
Gwinnett County School District Sales Tax GO Bonds Series 2012 A (AAA/Aaa)
15,765,000	4.500	10/01/17	17,251,167

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Henry County School District GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
$4,000,000	2.000%	12/01/15	$4,046,400
Jackson County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
3,030,000	5.000	03/01/17	3,286,672
4,215,000	5.000	03/01/18	4,687,164
Metropolitan Atlanta Rapid Transit Authority RB Series 2000 A (AAA/Aa2)(a)
7,700,000	0.320	07/01/17	7,700,000
Public Gas Partners, Inc. RB Series 2009 A (A+/A3)
6,130,000	5.000	10/01/15	6,269,151
Richmond County Board of Education GO Bonds for Sales Tax Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,500,000	5.000	10/01/16	2,671,375
2,000,000	3.000	10/01/17	2,102,520
Thomas County School District Sales Tax GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/NR)
2,655,000	4.000	03/01/17	2,830,230

			97,895,403

Hawaii – 0.1%
Honolulu City and County Wastewater System RB Senior First Bond Resolution Series 2012 A (AA/Aa2)
2,400,000	2.000	07/01/17	2,466,384

Idaho – 0.1%
Boise City Independent School District GO Bonds Refunding Series 2012 B (AA/Aa1)
1,000,000	3.000	08/01/17	1,052,340
2,095,000	4.000	08/01/18	2,298,236
Kootenai County School District No. 271 GO Bonds Series 2012 A (SCH BD GTY) (NR/Aa1)
1,960,000	2.000	09/15/16	2,005,041

			5,355,617

Illinois – 8.2%
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE FGIC) (AA-/A3)(e)
8,990,000	0.000	12/01/16	8,676,339
Chicago Illinois Board of Education GO Bonds Refunding Capital Appreciation for School Reform Series 1999 A (NATL-RE FGIC) (AA-/A3)(e)
2,500,000	0.000	12/01/15	2,475,575
11,185,000	0.000	12/01/16	10,794,755
Chicago Illinois Board of Education GO Bonds Refunding Series 1999 A (NATL-RE FGIC) (AA-/A3)(e)
6,200,000	0.000	12/01/19	5,346,198
Chicago Illinois Board of Education GO Bonds Refunding Series 2015 A (A-/NR)(a)
30,000,000	4.020	03/01/17	30,180,000
Chicago Illinois GO Bonds Refunding Series 2012 C (A+/Baa2)
4,610,000	5.000	01/01/22	4,987,006
Chicago Illinois GO Bonds Series 2010 A (A+/Baa2)
2,500,000	5.000	12/01/16	2,649,450

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Chicago Illinois Midway Airport Second Lien RB Refunding Series 2014 B (A-/A3)
$400,000	5.000%	01/01/19	$453,440
Chicago Illinois Modern Schools Across Chicago Program GO Bonds Series 2010 A (A+/Baa2)
5,950,000	4.000	12/01/17	6,205,612
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (AA-/A3)
550,000	4.000	11/01/16	575,586
Cook County Illinois GO Refunding Bonds Series 2012 C (AA/A1)
1,500,000	5.000	11/15/19	1,704,210
1,000,000	4.000	11/15/20	1,097,230
Glenview GO Refunding Bonds Series 2012 B (NR/Aaa)
1,245,000	4.000	12/01/16	1,316,201
1,295,000	4.000	12/01/17	1,391,840
1,365,000	4.000	12/01/18	1,486,854
Glenview GO Refunding Bonds Series 2012 C (NR/Aaa)
1,440,000	2.000	12/01/15	1,457,179
1,650,000	3.000	12/01/17	1,728,194
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA/Aa2)(a)
6,000,000	1.550	02/13/20	5,966,460
Illinois Finance Authority RB Refunding for Resurrection Health Care Corp. Series 2009 (BBB+/Baa2)
4,030,000	5.250	05/15/15	4,048,055
Illinois Finance Authority RB Refunding for Resurrection Health Care Corp. Series 2009 (ETM) (NR/NR)(d)
370,000	5.250	05/15/15	372,194
Illinois GO Bonds Series 2005 (AGM) (AA/A2)
1,095,000	4.250	09/01/18	1,110,790
Illinois GO Bonds Series 2014 (A-/A3)
3,730,000	5.000	02/01/19	4,110,497
Illinois State Build Illinois Sales Tax RB Series 2011 (AAA/NR)
2,385,000	4.000	06/15/17	2,551,616
Illinois State GO Bonds Refunding Series 2007 B (A-/A3)
1,000,000	5.000	01/01/16	1,032,340
Illinois State GO Bonds Refunding Series 2009 A (A-/A3)
16,000,000	4.000	09/01/20	16,788,640
Illinois State GO Bonds Refunding Series 2010 (A-/A3)
7,305,000	5.000	01/01/17	7,785,596
12,775,000	5.000	01/01/18	13,893,451
15,990,000	5.000	01/01/20	17,681,582
Illinois State GO Bonds Refunding Series 2010 (AGM) (AA/A2)
3,550,000	5.000	01/01/16	3,666,121
Illinois State GO Bonds Refunding Series 2012 (A-/A3)
5,400,000	5.000	08/01/15	5,477,976
6,250,000	5.000	08/01/16	6,594,625
7,295,000	5.000	08/01/19	8,103,432
10,925,000	5.000	08/01/20	12,156,138
Illinois State GO Bonds Series 2002 (NATL-RE) (AA-/A3)
2,710,000	5.500	08/01/15	2,753,441
Illinois State GO Bonds Series 2003 A (A-/A3)
7,525,000	5.000	10/01/16	7,548,854
Illinois State GO Bonds Series 2012 (A-/A3)
14,360,000	4.000	01/01/19	15,239,406

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois State GO Bonds Series 2012 A (A-/A3)
$10,085,000	3.000%	01/01/18	$10,431,117
Illinois State GO Bonds Series 2013 (A-/A3)
9,070,000	5.000	07/01/17	9,802,856
Illinois State GO Bonds Series 2013 A (A-/A3)
2,250,000	5.000	04/01/17	2,415,465
Illinois State GO Bonds Series 2014 (A-/A3)
4,490,000	5.000	04/01/17	4,820,195
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 A (AA/NR)
6,500,000	5.000	06/15/16	6,838,975
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 B (AA/NR)
7,500,000	5.000	12/15/17	8,067,900
11,980,000	5.000	06/15/18	12,884,969
McHenry and Lake County Community Highschool No. 156 GO Bonds Refunding Series 2013 (NR/Aa2)
2,245,000	3.000	02/01/17	2,342,770
2,690,000	3.000	02/01/18	2,788,858
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 1994 (NATL-RE) (AAA/A3)(e)
3,000,000	0.000	06/15/15	2,997,600
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	3.000	10/01/17	861,168
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A/NR)
5,030,000	5.000	06/01/15	5,068,329
11,350,000	4.125	06/01/16	11,813,534
4,000,000	5.000	06/01/16	4,203,800
10,000,000	5.000	06/01/17	10,837,200
Regional Transportation Authority Illinois Refunding Series 2011 A (AGM) (GO OF AUTH) (AA/Aa3)
13,420,000	5.000	06/01/16	14,110,190
13,545,000	5.000	06/01/17	14,779,627
Springfield Electric RB Senior Lien Series 2007 (NATL-RE) (AA-/A3)
7,500,000	5.000	03/01/19	8,088,750

			352,560,186

Indiana – 0.8%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2008 (A/A2)(a)
15,000,000	1.850	10/01/19	15,090,300
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (ETM) (NR/A3)(d)
1,085,000	5.500	08/01/17	1,205,826
4,535,000	5.625	08/01/18	5,224,592
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
520,000	5.000	05/01/17	564,798
855,000	5.000	05/01/20	989,885

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)
Indiana Health Facility Financing Authority RB for Ascension Health Credit Group Series 2001 A-2 (AA+/Aa2)(a)
$4,590,000	1.600%	02/01/17	$4,678,357
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(b)(c)
850,000	25.332	11/01/27	1,190,204
Indiana State Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (A/NR)
800,000	5.000	03/01/18	877,296
500,000	5.000	03/01/19	557,950
650,000	5.000	03/01/20	734,597
Indianapolis Thermal Energy System First Lien RB Refunding Series 2010 B (AGM) (AA/A2)
3,905,000	5.000	10/01/15	3,993,878

			35,107,683

Iowa – 0.2%
Iowa Finance Authority Health Facilities RB for Mercy Medical Center Projects Series 2012 (A/A2)
400,000	4.000	08/15/15	404,688
440,000	4.000	08/15/16	457,257
1,400,000	4.000	08/15/17	1,488,816
Iowa Finance Authority State Revolving Fund RB Series 2013 (AAA/Aaa)
1,000,000	1.500	08/01/16	1,014,990
1,000,000	5.000	08/01/18	1,129,530
Iowa State University of Science and Technology RB Refunding for Memorial Union Series 2013 (AA/Aa2)
1,040,000	1.500	07/01/16	1,054,737
1,055,000	1.500	07/01/17	1,074,950
State University of Iowa Athletic Facilities RB Series 2010 S.U.I. (AA-/Aa2)
450,000	2.500	07/01/15	452,538

			7,077,506

Kansas – 0.9%
Kansas Department of Transportation Highway RB Refunding Series 2012 A-3 (AAA/Aa2)(f)
9,000,000	0.320	09/01/15	9,007,830
Olathe Health Facilities RB for Medical Center Series 2012 B (A+/NR)(a)
3,000,000	2.000	03/01/17	3,033,150
Wichita GO Bonds Series 811 (AA+/Aa1)
5,405,000	5.000	06/01/18	6,086,841
Wichita GO Refunding Bonds Series 2012 A (AA+/Aa1)
2,465,000	3.000	09/01/16	2,552,803
2,550,000	4.000	09/01/17	2,750,787
2,640,000	3.000	09/01/18	2,817,118
2,585,000	4.000	09/01/19	2,890,935
Wichita GO Sales Tax Bonds Series 2012 D (AA+/Aa1)
1,035,000	3.000	10/01/16	1,073,730
1,075,000	3.000	10/01/17	1,135,555
1,130,000	3.000	10/01/19	1,216,004

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Kansas – (continued)
Wyandotte County/Kansas City Unified Government RB for Utility System Improvement Series 2011 A (A+/NR)
$2,340,000	3.500%	09/01/16	$2,437,905
Wyandotte County/Kansas City Unified Government RB Refunding Sales Tax Special Obligation for Redevelopment Project Area B Sub Lien Series 2012 (AA-/NR)
2,000,000	4.000	12/01/15	2,046,540
1,400,000	5.000	12/01/16	1,494,416

			38,543,614

Kentucky – 1.4%
Kentucky Public Transportation Infrastructure Authority Subordinate Toll Revenue BANS for Downtown Crossing Project Series 2013 A (BBB-/Baa3)
15,000,000	5.000	07/01/17	16,331,700
Kentucky State Property and Buildings Commission for Project 100 RB Refunding Series 2011 A (A+/Aa3)
1,350,000	5.000	08/01/16	1,431,445
5,040,000	4.000	08/01/17	5,405,098
Kentucky State Property and Buildings Commission for Project 99 RB Refunding Series 2010 A (A+/Aa3)
4,480,000	5.000	11/01/18	5,071,360
Louisville Regional Airport Authority Airport System RB Refunding Series 2014 A (AMT) (A+/NR)
250,000	3.000	07/01/16	257,377
Louisville/Jefferson County Metro Government Environmental Facilities RB Refunding for Louisville Gas and Electric Company Project Series 2003 A (A-/A1)(a)
10,000,000	1.150	06/01/17	10,002,100
Louisville/Jefferson County PCRB for Louisville Gas & Electric Company Project Series 2003 A (A-/A1)(a)
10,500,000	1.650	04/03/17	10,653,615
Trimble County Kentucky Pollution Control RB for Gas and Electric Company Project Series 2001 A (A-/A1)(a)
6,000,000	1.050	03/01/18	5,970,840
University of Kentucky General Receipts RB Refunding Series 2015 B (AA/Aa2)(g)
3,730,000	5.000	10/01/18	4,224,039
University of Kentucky General Receipts RB Refunding Series 2015 C (AA/Aa2)(g)
1,705,000	4.000	10/01/18	1,873,062

			61,220,636

Louisiana – 1.6%
Baton Rouge Louisiana Public Improvement Sales Tax RB Refunding Series 2010 B (AAA/Aa2)
500,000	3.000	08/01/15	504,615
City of Shreveport Louisiana Water and Sewer RB Refunding Series 2014 A (BAM) (AA/A3)
3,000,000	5.000	12/01/19	3,427,290
East Baton Rouge Sewerage Commission RB LIBOR Series 2011 A (AA-/Aa3)(a)
14,710,000	0.620	08/01/18	14,672,637

State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (A+/A1)
$400,000	2.000%	07/15/15	$402,096
585,000	3.000	07/15/15	589,721
350,000	2.000	07/15/16	356,569
1,830,000	3.000	07/15/16	1,887,718
375,000	2.000	07/15/17	384,041
1,740,000	4.000	07/15/17	1,860,391
680,000	2.000	07/15/18	696,572
1,040,000	4.000	07/15/18	1,132,061
1,000,000	5.000	07/15/19	1,145,100
Jefferson Parish Sales Tax RB Refunding School Series 2012 (AA/NR)
1,570,000	3.000	02/01/16	1,605,184
1,015,000	3.000	02/01/17	1,059,954
1,565,000	3.000	02/01/18	1,643,970
Louisiana Citizens Property Insurance Corp. RB Series 2006 B (AMBAC) (A-/A3)
2,955,000	5.000	06/01/16	3,108,039
Louisiana Local Government Environmental Facilities & Community Development Authority RB for BRCC Facilities Corp. Project Series 2011 (AGM) (AA/A1)
1,250,000	3.000	12/01/16	1,299,888
Louisiana Local Government Environmental Facilities & Community Development Authority RB for LCTCS Facilities Corp. Project Series 2011 (AA-/A1)(e)
1,500,000	0.000	10/01/15	1,496,595
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Parish of East Baton Rouge Road Improvements Project Series 2012 (AA/Aa3)
1,315,000	3.000	08/01/15	1,327,006
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AGC-ICC) (AA/Aa3)(d)
8,250,000	5.000	06/01/17	9,033,833
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2007 B-1A1 (BBB/A3)(a)
3,000,000	1.375	10/01/16	3,015,210
New Orleans Audubon Commission for Aquarium Tax Bonds Series 2011 (A/NR)
500,000	5.000	10/01/16	532,810
2,825,000	5.000	10/01/17	3,070,464
New Orleans GO Bonds Refunding Series 2012 (A-/A3)
1,805,000	4.000	12/01/15	1,847,436
4,145,000	4.000	12/01/16	4,371,483
4,030,000	4.000	12/01/17	4,298,599
New Orleans Regional Transit Authority Sales Tax RB Series 2010 (AGM) (AA/Aa3)
500,000	4.000	12/01/15	511,300
610,000	4.000	12/01/16	640,585
St. Tammany Parish Hospital Service District No. 1 RB Refunding Project Series 2011 (A-/NR)
1,800,000	2.300	07/01/15	1,803,870

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
Terrebonne Parish Louisiana Hospital Service District No. 1 RB Refunding for Terrebonne General Medical Center Project Series 2010 (A+/A2)
$420,000	4.000%	04/01/16	$432,902

			68,157,939

Maine – 0.1%
Finance Authority of Maine Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 11/10/04 Series 2004 (A-/NR)(a)
3,125,000	3.800	11/01/15	3,190,281
Maine State Housing Authority Mortgage Purchase Bonds Series 2011 E (AA+/Aa1)
2,455,000	1.700	11/15/15	2,467,030

			5,657,311

Maryland – 2.3%
Baltimore County Maryland GO Bonds 74th Issue for Metropolitan District Public Improvement Series 2011 (AAA/Aaa)
2,500,000	4.000	02/01/16	2,578,150
9,000,000	5.000	02/01/17	9,737,730
Carroll County Maryland Consolidated Public Improvement and Refunding Bonds Series 2011 (AAA/Aa1)
2,075,000	5.000	11/01/17	2,301,798
3,055,000	4.000	11/01/18	3,377,822
Charles County Maryland GO Bonds Refunding Series 2011 (AAA/Aa1)
2,365,000	4.000	11/01/15	2,417,078
1,115,000	4.000	11/01/16	1,177,730
5,405,000	4.000	11/01/17	5,852,642
City of Baltimore Revenue Bonds for Water Projects Series 2002 Subseries C (AA-/NR)
7,025,000	0.135	07/01/37	5,943,505
City of Baltimore Revenue Bonds for Water Projects Series 2002 Subseries C (NATL-RE FGIC) (AA/NR)(f)
11,350,000	0.090	07/01/37	9,890,413
Harford County Maryland GO Bonds for Consolidated Public Improvement Series 2009 (AAA/Aaa)
1,170,000	2.250	07/01/16	1,198,419
Maryland State Department of Transportation Consolidated RB Series 2015 (AAA/Aa1)
8,220,000	5.000	02/01/18	9,173,520
15,995,000	5.000	02/01/19	18,320,193
Maryland State Health & Higher Educational Facilities Authority RB for MedStar Health Issue Series 2011 (A-/A2)
2,325,000	4.000	08/15/15	2,356,062
3,445,000	4.000	08/15/16	3,606,088
Montgomery County Maryland GO Bonds Refunding for Consolidated Public Improvement Series 2012 B (AAA/Aaa)
5,350,000	5.000	11/01/16	5,735,521
University of Maryland RB Refunding Revolving Loan Series 2003 A (AA+/Aa1)(a)
2,010,000	1.250	06/01/18	2,011,849

State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)
Washington Suburban Sanitary District Consolidated Public Improvement GO Bonds Series 2012 (AAA/Aaa)
$12,500,000	5.000%	06/01/16	$13,183,000

			98,861,520

Massachusetts – 2.5%
Massachusetts Development Finance Agency RB for Boston University Series 2008 U-1 (A/A1)(a)
7,000,000	0.600	03/30/17	7,025,900
Massachusetts Development Finance Agency RB for Partners HealthCare System Series 2014 M-5 (AA/Aa3)(a)
19,860,000	0.570	01/30/18	19,924,942
Massachusetts State Development Finance Agency RB for Partners HealthCare System Issue Series 2012 L (AA/Aa3)
400,000	5.000	07/01/15	404,540
300,000	5.000	07/01/16	317,073
Massachusetts State Development Finance Agency RB Refunding for Boston University Issue Series Z-1 (A/A1)
10,000,000	1.500	08/01/19	10,020,800
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE FGIC) (AA+/Aa1)(f)
15,000,000	0.741	05/01/37	13,953,450
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (AA+/Aa1)(f)
26,250,000	0.741	05/01/37	24,418,537
Massachusetts State GO Bonds Consolidated Loan Series 2012 D (AA+/Aa1)(f)
7,000,000	0.450	01/01/18	7,007,210
Massachusetts State GO Bonds Refunding Series 2013 A (AA+/Aa1)(f)
6,000,000	0.380	02/01/17	6,010,920
Massachusetts State GO Refunding Bonds Series 2007 A (AA+/Aa1)(f)
8,000,000	0.721	11/01/25	7,823,040
Massachusetts State Health & Educational Facilities Authority RB for Amherst College Series 2009 K-2 (AA+/Aaa)(a)
2,750,000	1.700	11/01/16	2,778,325
Massachusetts State Health & Educational Facilities Authority RB for Massachusetts Institute of Technology Series 2008 O (AAA/Aaa)(d)
8,750,000	5.000	07/01/18	9,903,513

			109,588,250

Michigan – 3.8%
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Series 2004 A (AGM) (AA/A2)
2,990,000	5.250	07/01/20	3,450,490
Detroit Michigan Water Supply System RB Senior Lien Series 2005 C (NATL-RE FGIC) (AA-/A3)
3,000,000	5.000	07/01/16	3,028,800
Detroit Michigan Water Supply System RB Senior Lien Series 2011 A (BBB+/Ba2)
700,000	5.000	07/01/15	706,965
500,000	5.000	07/01/16	523,965
1,295,000	5.000	07/01/17	1,399,727

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Macomb County Michigan L’anse Creuse Public Schools Unlimited Tax GO Bonds Refunding Series 2015 (Q-SBLF) (AA-/NR)
$1,250,000	5.000%	05/01/20	$1,447,550
Macomb County Michigan Roseville Community Schools Unlimited Tax GO Bonds Refunding Series 2014 (Q-SBLF) (AA-/NR)
250,000	5.000	05/01/17	270,590
365,000	5.000	05/01/18	404,573
900,000	5.000	05/01/19	1,017,045
Michigan Finance Authority Hospital RB Refunding for Beaumont Health Credit Group Series 2015 A (A/A1)
2,300,000	4.000	08/01/20	2,569,560
3,500,000	5.000	08/01/21	4,143,930
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A2)
5,125,000	5.000	07/01/21	5,938,337

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Sewage
Disposal System RB Refunding Local Project Bonds Senior
Lien Series 2014 C-5 (NATL-RE FGIC) (AA-/A3)

5,570,000	5.000	07/01/17	6,003,680
1,500,000	5.000	07/01/18	1,650,075
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A2)
3,165,000	5.000	07/01/20	3,643,928
10,000,000	5.000	07/01/21	11,580,700
9,225,000	5.000	07/01/22	10,737,531
5,000,000	5.000	07/01/23	5,872,950

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Water Supply
System RB Refunding Local Project Bonds Senior Lien
Series 2014 D-3 (NATL-RE FGIC) (AA-/A3)

7,410,000	5.000	07/01/18	8,151,370
5,000,000	5.000	07/01/19	5,607,350
1,390,000	5.000	07/01/20	1,578,790
Michigan Finance Authority Local Government Loan Program RB for Public Lighting Authority Local Project Bonds Series 2014 B (A-/NR)
1,530,000	3.000	07/01/16	1,571,968
1,400,000	4.000	07/01/18	1,472,618
1,125,000	5.000	07/01/19	1,233,742
1,200,000	5.000	07/01/20	1,334,076
Michigan Finance Authority Local Government Loan Program RB Refunding for Regional Convention Facility Local Project Series 2014 H-1 (AA-/NR)
1,255,000	4.000	10/01/17	1,344,632
1,135,000	5.000	10/01/18	1,272,630
825,000	5.000	10/01/19	940,789
1,140,000	5.000	10/01/20	1,313,861

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan Finance Authority RB for Detroit School District Series 2011 (A+/NR)
$7,500,000	5.250%	06/01/17	$8,012,550
Michigan Finance Authority RB Refunding for Detroit School District Series 2012 (A+/NR)
1,375,000	4.000	06/01/17	1,433,149
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 A (AAA/Aaa)
9,000,000	5.000	01/01/18	10,008,360
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 B (AAA/Aaa)
1,560,000	5.000	07/01/23	1,581,076
Michigan Finance Authority State Aid RB for Detroit School District Series 2014 E (ST AID WITHHLDG) (SP-1/NR)
1,500,000	2.850	08/20/15	1,506,165
Michigan Flushing Community Schools Unlimited Tax GO Bonds Refunding Series 2015 (Q-SBLF) (NR/Aa2)
1,040,000	4.000	05/01/19	1,140,100
500,000	4.000	05/01/20	553,060
Michigan State Environmental RB Refunding for Facilities Program Series 2005 B (NATL-RE) (AA-/Aa2)
2,180,000	5.000	11/01/19	2,239,492
Michigan State Environmental RB Refunding for Facilities Program Series 2005 B (NATL-RE) (AA-/Aa2)(d)
7,845,000	5.000	11/01/15	8,063,719
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Credit Group Series 2010 F-1 (AA+/Aa2)(a)
3,050,000	2.000	05/30/18	3,142,659
Michigan State Strategic Fund Tax-Exempt Adjustable Mode Facilities RB for Waste Management, Inc. Project Series 2001 (AMT) (A-/NR)(a)
10,800,000	1.500	08/01/17	10,926,360
Pinckney Community Schools Livingston and Washtenaw County GO Refunding Bonds Series 2014 (Q-SBLF) (AA-/NR)
475,000	4.000	05/01/16	491,772
645,000	4.000	05/01/17	683,436
1,000,000	5.000	05/01/18	1,104,600
2,475,000	5.000	05/01/20	2,831,227
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA-/NR)
875,000	4.000	05/01/18	947,511
700,000	4.000	05/01/19	769,412
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2014 D (A/A1)
1,500,000	5.000	09/01/19	1,722,570
St. Clair County Michigan East China School District 2015 School Bus GO Bonds Refunding Series I (Q-SBLF) (AA-/NR)
3,170,000	3.000	05/01/19	3,368,632
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2010 C (A/A2)
10,000,000	5.000	12/01/15	10,296,600
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
1,270,000	5.000	12/01/18	1,424,851
1,385,000	5.000	12/01/19	1,581,601

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Western Township Utilities Authority Sewage Disposal System Limited Tax RB for Series 2012 (MUN GOVT GTD) (AA/NR)
$1,000,000	4.000%	01/01/19	$1,091,060

			165,132,184

Minnesota – 2.3%
Circle Pines Minnesota Independent School District No. 012 GO Refunding Bonds Series 2012 A (SD CRED PROG) (AA+/NR)
3,445,000	4.000	02/01/16	3,551,829
3,575,000	4.000	02/01/17	3,799,975
Circle Pines Minnesota Independent School District No. 012 GO Bonds Series 2015 A (SD CRED PROG) (AA+/NR)(e)
675,000	0.000	02/01/21	605,704
Farmington Minnesota Independent School District No. 192 GO School Building Refunding Bonds Series 2012 D (SD CRED PROG) (NR/Aa2)
3,110,000	2.000	06/01/16	3,171,143
2,595,000	1.500	06/01/17	2,633,691
3,190,000	1.500	06/01/18	3,220,496
Metropolitan Council Minneapolis St. Paul Metropolitan Area GO Bonds for Grant Anticipation Notes Series 2012 G (SP-1+/Aaa)
47,100,000	1.000	03/01/16	47,128,260
Minneapolis Minnesota Convention Center GO Bonds Refunding Series 2011 A (AAA/Aa1)
7,980,000	2.000	12/01/17	8,247,889
Minnesota Higher Education Facilities Authority RB for University of St. Thomas Series 2013 7-U (NR/A2)
500,000	5.000	04/01/18	557,130
Minnesota State Trunk Highway GO Bonds Refunding Series 2014 E (AA+/Aa1)
12,220,000	2.000	08/01/18	12,646,356
Minnesota State Trunk Highway GO Bonds Series 2012 B (AA+/Aa1)
11,700,000	5.000	08/01/17	12,881,115
Watertown Independent School District No. 111 GO Refunding Bonds for School Building Series 2012 B (SD CRED PROG) (AA+/NR)
1,620,000	3.000	02/01/16	1,656,985
1,000,000	3.000	02/01/17	1,044,850

			101,145,423

Mississippi – 0.2%
Mississippi Development Bank Special Obligation RB for Marshall County IDA Mississippi Highway Construction Project Series 2012 (AA-/Aa3)
3,845,000	1.000	01/01/17	3,871,530
Mississippi State GO Bonds for Capital Improvement Series 2006 D (NATL-RE) (AA/Aa2)(d)
3,855,000	5.000	11/01/17	4,286,105

			8,157,635

Missouri – 2.1%
City of Columbia Electric Utility Special Obligation RB for Annual Appropriation Series 2012 E (AA/NR)
1,995,000	4.000	09/01/18	2,185,343
2,075,000	4.000	09/01/19	2,306,860

State-Specific Municipal Debt Obligations – (continued)
Missouri – (continued)
Curators University of Missouri System Facilities RB for System Facilities Series 2006 A (AA+/Aa1)
$5,070,000	5.000%	11/01/17	$5,211,047
Kansas City GO Bonds Refunding & Improvement Series 2012 A (AA/Aa2)
7,600,000	2.000	02/01/16	7,711,948
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
375,000	4.000	06/01/15	377,269
500,000	4.000	06/01/16	520,385
1,180,000	4.000	06/01/18	1,259,025
960,000	4.000	06/01/19	1,036,675
1,000,000	4.000	06/01/20	1,087,850
Missouri State Highways and Transportation Commission Second Lien GO Refunding State Road Bonds Series 2014 B (AAA/Aa1)
34,540,000	5.000	05/01/18	38,727,975
24,275,000	5.000	05/01/19	27,903,627
Platte County Park Hill School District GO Bonds Refunding for Direct Deposit Program Series 2013 (ST AID DIR DEP) (AA+/Aa1)
2,250,000	2.000	03/01/16	2,284,043
St. Louis Airport RB Refunding for Lambert St. Louis International Airport Series 2013 (A-/A3)
765,000	5.000	07/01/18	854,627
St. Louis Missouri Airport Revenue Refunding for Lambert- St. Louis International Airport Series 2011 (A-/A3)
1,000,000	5.000	07/01/15	1,010,980

			92,477,654

Montana – 0.2%
Montana State Department of Transportation Refunding Grant Anticipation Notes for Highway 93 Advance Construction Project-Garvees Series 2012 (AA/A2)
1,600,000	2.000	06/01/17	1,641,056
2,000,000	3.000	06/01/17	2,094,080
1,750,000	3.000	06/01/18	1,853,565
800,000	4.000	06/01/18	872,136

			6,460,837

Nebraska – 0.7%
Gas Supply RB Refunding for Central Plains Energy Project Series 2014 (NR/Aa3)(a)
20,000,000	5.000	12/01/19	22,896,800
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
775,000	4.000	11/01/16	809,309
435,000	4.000	11/01/17	462,962
750,000	4.000	11/01/19	815,295
690,000	4.000	11/01/20	755,233

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Nebraska – (continued)
Omaha Nebraska Special Tax RB Refunding for Performing Arts Project Series 2012 (AA+/Aa3)
$1,215,000	2.000%	10/15/16	$1,238,668
1,765,000	3.000	10/15/17	1,855,809
1,785,000	3.000	10/15/18	1,894,546

			30,728,622

Nevada – 1.2%
Clark County GO Refunding Bonds Series 2006 (AGM) (AA/Aa1)
5,115,000	4.625	06/01/19	5,352,234
Clark County Improvement District Refunding for Special Improvement District No. 142 Mountain Edge Local Improvement Series 2012 (BBB-/NR)
2,850,000	3.000	08/01/15	2,859,291
3,350,000	3.000	08/01/16	3,380,853
3,660,000	4.000	08/01/17	3,785,831
Clark County McCarran International Airport RB Refunding for Passenger Facility Charge Series 2010 F-1 (A+/A1)
3,000,000	5.000	07/01/16	3,171,120
Clark County School District Limited Tax GO Bonds Refunding Series 2015 B (AA-/A1)
11,900,000	5.000	06/15/18	13,323,597
10,300,000	5.000	06/15/19	11,808,744
Las Vegas City Limited Tax GO Bonds Medium-Term Various Purpose Series 2011 A (AA/Aa2)
1,000,000	2.000	12/01/15	1,012,000
2,700,000	4.000	12/01/16	2,856,249
2,810,000	4.000	12/01/17	2,973,092

			50,523,011

New Hampshire – 1.3%
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (AA-/A2)(f)
50,475,000	0.105	05/01/21	46,805,182
New Hampshire Health & Education Facilities Authority RB Refunding for Catholic Medical Center Series 2012 (A-/Baa1)
400,000	4.000	07/01/15	402,856
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Series 2003 (AMT) (A-/NR)(a)
1,200,000	2.125	06/01/18	1,234,704
New Hampshire State Capital Improvement GO Bonds Series 2012 B (AA/Aa1)
5,400,000	5.000	11/01/16	5,788,206

			54,230,948

New Jersey – 5.2%
Atlantic County College GO Bonds Series 2013 (ST AID WITHHLDG) (AA/Aa2)
1,845,000	1.000	03/01/16	1,858,136
2,025,000	1.000	03/01/17	2,039,540
Bergen County New Jersey GO Refunding Bonds for General Improvement Series 2011 A (ST AID WITHHLDG) (NR/Aaa)
1,320,000	2.000	12/01/15	1,336,011
1,725,000	2.000	12/01/16	1,768,401
2,355,000	2.000	12/01/17	2,439,733

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
Brick Township GO Bonds for General Improvements Series 2012 (NR/Aa2)
$2,140,000	2.000%	08/15/16	$2,186,930
Casino Reinvestment Development Authority Luxury Tax RB Series 2014 (BBB+/Baa2)
785,000	4.000	11/01/16	816,110
1,000,000	4.000	11/01/17	1,064,020
East Brunswick Township Board of Education Refunding Bonds Series 2012 (SCH BD RES FD) (NR/Aa2)
1,130,000	4.000	11/01/18	1,239,395
1,300,000	5.000	11/01/19	1,506,440
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (A-/NR)(a)
2,950,000	2.125	12/01/17	3,031,420
Gloucester County New Jersey GO Bonds Refunding Series 2011 (AA/NR)
660,000	2.000	10/01/15	665,993
1,245,000	3.000	10/01/17	1,308,507
Mercer County New Jersey GO Bonds Series 2015 (AA+/NR)
1,000,000	0.050	02/01/17	988,090
2,155,000	0.050	02/01/18	2,084,252
2,355,000	0.050	02/01/19	2,232,469
Middlesex County New Jersey GO Bonds for General Improvements Series 2013 (AAA/NR)
2,845,000	2.000	01/15/17	2,917,747
Monmouth County GO Bonds Refunding Series 2010 C (AAA/Aaa)
5,425,000	4.000	03/01/16	5,611,349
Montgomery Township GO Bonds Refunding Series 2012 (NR/Aa1)
2,320,000	3.000	08/01/16	2,400,226
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2010 DD-1 (A-/A2)
7,500,000	5.000	12/15/16	7,974,075
New Jersey Educational Facilities Authority RB for Rider University Series 2012 A (BBB+/Baa2)
1,240,000	5.000	07/01/17	1,339,411
1,265,000	4.000	07/01/18	1,361,418
New Jersey Health Care Facilities Financing Authority RB for Meridian Health System Obligated Group Issue Series 2011 (A/NR)
1,275,000	5.000	07/01/15	1,288,642
2,000,000	5.000	07/01/16	2,106,360
New Jersey Health Care Facilities Financing Authority RB Refunding for Barnabas Health Series 2012 A (A-/A3)
350,000	5.000	07/01/17	380,908
400,000	5.000	07/01/18	446,876
New Jersey Health Care Facilities Financing Authority RB Refunding for Hackensack University Medical Center Issue Series 2010 B (A-/A3)
4,680,000	3.500	01/01/16	4,779,918
New Jersey State GO Bonds Refunding Series 2010 Q (A/A1)
10,000,000	5.000	08/15/15	10,168,500
5,000,000	5.000	08/15/16	5,298,550

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey State Transit Corp. Refunding Grant Anticipation Notes Series 2014 A (A/A3)
$7,500,000	5.000%	09/15/18	$8,315,175
New Jersey State Turnpike Authority RB Refunding Series 2014 C (A+/A3)
22,000,000	5.000	01/01/20	25,556,960
New Jersey State Turnpike Authority RB Series 2000 C (NATL-RE) (AA-/A3)(f)
21,625,000	0.103	01/01/30	19,734,004
New Jersey State Turnpike Authority RB Series 2000 D (NATL-RE) (AA-/A3)(f)
21,500,000	0.103	01/01/30	19,619,956
New Jersey State Turnpike Authority RB Series 2012 B (A+/A3)
10,000,000	5.000	01/01/19	11,367,400
New Jersey Transportation Trust Fund Authority Program RB Series 2014 AA (A-/A2)
1,900,000	5.000	06/15/17	2,042,481
4,350,000	5.000	06/15/18	4,746,763
10,000,000	5.000	06/15/19	11,057,800
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2004 B (NATL-RE) (AA-/A2)
6,800,000	5.500	12/15/16	7,315,644
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (A-/A2)
1,500,000	5.000	06/15/15	1,514,055
1,075,000	5.000	06/15/16	1,128,535
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2013 A (A-/A2)
22,280,000	5.000	12/15/19	24,797,417
New Jersey Transportation Trust Fund Authority System RB Series 2003 B (A-/A2)
5,000,000	5.250	12/15/19	5,620,150
New Jersey Turnpike Authority Turnpike RB Series 2014 B-3 (A+/A3)(a)
2,750,000	0.685	01/01/18	2,748,543
Toms River Township Board of Education School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
820,000	3.000	07/15/16	847,511
855,000	3.000	07/15/17	897,117
Toms River Township General Improvement Bonds Series 2010 (AA/NR)
3,260,000	3.000	06/15/18	3,437,931
Union County New Jersey GO Bonds Series B (AA+/Aa1)
1,240,000	3.000	03/01/19	1,313,148
Union County New Jersey GO Bonds Refunding Series B (ETM) (NR/NR)(d)
25,000	3.000	03/01/19	26,744
Wayne Township School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
700,000	4.000	07/15/15	707,364
1,000,000	4.000	07/15/16	1,046,260

			226,480,385

State-Specific Municipal Debt Obligations – (continued)
New Mexico – 1.2%
Farmington New Mexico PCRB Refunding for Southern California Edison Co. Four Corners Project RMKT 04/01/10 Series 2010 B (NR/Aa3)(a)
$10,000,000	2.875%	04/01/15	$10,000,000
New Mexico Finance Authority State Transportation RB Refunding Senior Lien Series 2012 (AAA/Aa1)
21,485,000	2.000	06/15/16	21,924,368
New Mexico State Capital Projects GO Bonds Series 2013 (AA+/Aaa)
6,030,000	2.000	03/01/17	6,198,720
New Mexico State Severance Tax RB Refunding Series 2011 A-2 (AA/Aa1)
5,000,000	5.000	07/01/16	5,289,050
New Mexico State Severance Tax RB Series 2010 A (AA/Aa1)
2,000,000	5.000	07/01/17	2,192,100
New Mexico State Severance Tax RB Series 2011 A-1 (AA/Aa1)
5,475,000	5.000	07/01/17	6,002,790

			51,607,028

New York – 13.4%
Albany County Airport Authority RB Refunding Series 2010 A (AGM) (AA/A2)
1,625,000	5.000	12/15/15	1,677,260
Albany County GO Serial Bonds Series 2010 (AA/Aa3)
1,640,000	3.000	06/01/15	1,647,659
1,385,000	3.000	06/01/16	1,428,004
Brookhaven Public Improvement GO Bonds Series 2013 A (AA+/Aa2)
4,135,000	2.000	09/15/16	4,232,421
City of Yonkers New York School GO Bonds Refunding Series 2014 A (AGM) (AA/A2)
2,890,000	5.000	09/01/18	3,240,471
3,135,000	5.000	09/01/19	3,584,308
Marlboro Central School District GO Serial Bonds Series 2010 (AGM) (ST AID WITHHLDG) (AA/NR)
990,000	4.000	10/15/15	1,008,879
Metropolitan Transportation Authority New York RB Refunding for Transportation Series 2012 C (AA-/A2)
1,000,000	5.000	11/15/15	1,029,630
730,000	4.000	11/15/16	771,573
Metropolitan Transportation Authority RB Refunding Series 2008 B-4 (AA-/A2)(a)
20,000,000	5.000	11/15/19	23,043,200
Metropolitan Transportation Authority RB Series 2011 B (AA-/A2)(a)
50,000,000	0.465	11/01/17	50,006,500
Metropolitan Transportation Authority RB Series 2011 D (AA-/A2)
1,100,000	4.000	11/15/15	1,125,817
Monroe County GO Bonds Refunding Series 2012 (A/Baa1)
3,000,000	5.000	03/01/16	3,119,220
New York City GO Bonds Refunding RMKT 03/19/13 Subseries 2008 J-4 (AA/Aa2)(f)
6,250,000	0.570	08/01/25	6,248,000
New York City GO Bonds Series 2010 A (AA/Aa2)
1,200,000	3.000	08/01/16	1,241,664

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York City GO Bonds Series 2010 B (AA/Aa2)
$6,770,000	5.000%	08/01/15	$6,875,883
New York City GO Bonds Series 2014 J (AA/Aa2)
52,045,000	5.000	08/01/18	58,588,097
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series B (AAA/Aa1)
8,620,000	5.000	11/01/17	9,550,529
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series B (ETM) (NR/NR)(d)
2,030,000	5.000	11/01/17	2,247,636
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series D (AAA/Aa1)
5,240,000	5.000	11/01/17	5,805,658
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series D (ETM) (NR/NR)(d)
6,890,000	5.000	11/01/17	7,628,677
New York City Transitional Finance Authority RB Refunding for Future Tax Fiscal 2013 Series 2012 E (AAA/Aa1)
13,310,000	5.000	11/01/17	14,743,221
New York State Dormitory Authority North Shore-Long Island Jewish Obligated Group RB Series 2011 A (A-/A3)
1,725,000	4.000	05/01/16	1,788,739
2,215,000	4.000	05/01/17	2,356,959
New York State Dormitory Authority RB Refunding for Long Island University Series 2012 A (BBB-/Baa3)
1,335,000	4.000	09/01/15	1,349,218
3,325,000	4.000	09/01/16	3,442,007
3,000,000	4.000	09/01/17	3,160,830
3,665,000	5.000	09/01/18	4,020,651
New York State Dormitory Authority Tax Exempt General Purpose Personal Income Tax RB Series 2011 E (AAA/Aa1)
8,475,000	5.000	08/15/17	9,332,161
New York State Energy Research & Development Authority Facilities RB Refunding for Consolidated Edison Co. Subseries 1999 A-2 (AMT) (AMBAC) (A-/A2)(f)
70,150,000	0.102	05/01/34	63,855,636
New York State Energy Research & Development Authority PCRB for New York State Electric & Gas Corporation Project Series 2011 B (BBB+/A3)
5,000,000	2.250	10/15/15	5,038,750
New York State Energy Research & Development Authority PCRB for New York State Electric & Gas Corporation Project Series 2011 C (BBB+/A3)
8,000,000	2.250	12/01/15	8,076,800
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A/A2)(f)
27,750,000	0.114	07/01/34	22,813,384
New York State Tax Exempt GO Bonds RMKT 10/23/12 Subseries 1996 J-2 (AA/Aa2)
8,250,000	5.000	02/15/16	8,590,147
New York State Tax Exempt GO Bonds Series 2011 E (AA+/Aa1)
6,950,000	5.000	12/15/17	7,743,412

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York State Tax Exempt GO Bonds Subseries 2012 A-1 (AA/Aa2)
$3,000,000	5.000%	10/01/17	$3,308,760
New York State Tax Exempt GO Refunding Bonds Series 2012 C (AA/Aa2)
7,555,000	4.000	08/01/16	7,916,658
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
29,525,000	5.000	05/01/19	33,664,700
New York State Thruway Authority RB for General Highway and Bridge Trust Series 2011 A-1 (AA/NR)
6,440,000	5.000	04/01/17	7,004,981
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2014 A (AAA/Aa1)
30,000,000	5.000	03/15/20	35,060,700
New York State Urban Development Corp. RB for State Personal Income Tax Series 2010 A (AAA/Aa1)
8,000,000	5.000	03/15/16	8,364,240
New York State Urban Development Corp. RB for State Personal Income Tax Series 2013 E (AAA/Aa1)
26,365,000	5.000	03/15/18	29,479,761
Niagara Frontier Transportation Authority RB Refunding for Buffalo International Airport Series 2014 B (BBB+/Baa1)
750,000	4.000	04/01/16	775,020
700,000	5.000	04/01/17	760,095
670,000	4.000	04/01/18	726,870
300,000	5.000	04/01/19	341,562
Rockland County GO Bonds Series 2014 A (AGM) (AA/A2)
1,825,000	5.000	03/01/18	2,006,807
2,250,000	5.000	03/01/19	2,527,965
3,000,000	5.000	03/01/20	3,417,420
Rockland County New York GO Bonds Refunding Series 2014 (BAM) (AA/Baa2)
1,500,000	2.000	02/15/16	1,516,815
1,500,000	3.000	02/15/19	1,572,660
635,000	3.000	02/15/20	667,614
Suffolk County New York GO Bonds for Public Improvement Series 2012 B (AGM) (AA/A2)
2,590,000	2.000	10/15/16	2,649,674
Suffolk County New York Refunding Serial Bonds Series 2012 A (A+/A3)
2,000,000	4.000	04/01/15	2,000,000
Suffolk County New York Refunding Serial Bonds Series 2012 B (A+/A3)
2,000,000	4.000	10/01/16	2,102,900
1,000,000	4.000	10/01/17	1,076,810
Suffolk County Water Authority BANS Series 2013 A (AA/NR)
35,400,000	4.000	01/15/16	36,446,778
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
370,000	4.000	06/01/17	396,803
490,000	4.000	06/01/18	534,663
575,000	5.000	06/01/19	658,634
620,000	5.000	06/01/20	716,026

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds for State Contingency Contract Secured Series 2011 B (AA/NR)
$30,000,000	5.000%	06/01/17	$32,754,900
Triborough Bridge & Tunnel Authority RB General RMKT 06/28/12 Subseries 2005 B-4 (AA-/Aa3)(a)
7,500,000	0.635	01/03/17	7,502,775
Utica City School District GO Bonds Refunding Series 2013 (ST AID WITHHLDG) (NR/Baa2)
1,000,000	2.000	07/01/15	1,002,300
Yonkers New York GO Bonds Series 2011 A (AGM) (A/A3)
2,000,000	5.000	10/01/15	2,046,020
2,000,000	5.000	10/01/16	2,128,460

			581,542,372

North Carolina – 1.9%
Durham North Carolina Utility System RB Refunding Series 2011 (AAA/Aa1)
300,000	4.000	06/01/16	312,906
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2010 A (A-/Baa1)
5,500,000	5.000	01/01/16	5,690,355
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2012 B (A-/Baa1)
1,500,000	5.000	01/01/16	1,551,915
4,535,000	5.000	01/01/17	4,878,254
3,000,000	5.000	01/01/19	3,373,860
North Carolina Eastern Municipal Power Agency Power System RB Series 2012 A (A-/Baa1)
1,815,000	3.000	01/01/16	1,850,864
2,000,000	3.000	01/01/18	2,089,700
1,275,000	5.000	01/01/18	1,402,118
2,000,000	3.000	01/01/19	2,102,080
1,000,000	5.000	01/01/19	1,124,620
North Carolina GO Bonds Refunding Series 2005 B (AAA/Aaa)
16,925,000	5.000	04/01/17	18,421,170
North Carolina GO Bonds Refunding Series 2013 D (AAA/Aaa)
27,685,000	3.000	06/01/17	29,103,856
North Carolina Grant and Revenue Anticipation Vehicle Bonds Series 2011 (AA/A2)(a)
6,010,000	4.000	03/01/18	6,419,101
North Carolina Medical Care Commission Health Care Facilities RB Refunding for Wake Forest Baptist Obligated Group Series 2012 B (A/A2)
1,065,000	4.000	12/01/16	1,123,191
1,375,000	5.000	12/01/18	1,549,460
Winston-Salem North Carolina Water and Sewer System RB Refunding Series 2010 D (AAA/Aa1)
985,000	3.000	06/01/15	989,669

			81,983,119

Ohio – 0.7%
Akron City Ohio Jedd RB Refunding Series 2011 (AA-/NR)
1,000,000	4.000	12/01/15	1,023,810
1,425,000	5.000	12/01/16	1,525,263
1,740,000	5.000	12/01/17	1,922,787

State-Specific Municipal Debt Obligations – (continued)
Ohio – (continued)
Bowling Green Ohio City Student Housing RB for CFP I LLC Bowling Green State University Project Series 2010 (BBB-/NR)
$1,530,000	4.000%	06/01/16	$1,567,225
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
13,740,000	5.125	06/01/24	11,726,266
3,415,000	5.375	06/01/24	2,960,395
Dublin City School District GO Refunding Bonds Unlimited Tax Series 2012 (AAA/Aa1)
500,000	4.000	12/01/16	528,510
1,180,000	4.000	12/01/17	1,278,908
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
250,000	2.000	01/01/16	251,420
315,000	2.250	01/01/17	318,014
400,000	4.000	01/01/18	420,704
415,000	4.000	01/01/19	441,083
435,000	4.000	01/01/20	462,405
New Albany Community Authority RB Refunding Series 2012 C (NR/A1)
1,100,000	4.000	10/01/17	1,175,746
800,000	4.000	10/01/18	866,984
Ohio State Air Quality Development Authority PCRB Refunding for FirstEnergy Series 2009 D (BBB-/Baa3)(a)
3,000,000	2.250	09/15/16	3,040,800
Ohio State Higher Educational Facility Commission RB for Cleveland Clinic Health System Obligations Series 2013 A-2 (AA-/Aa2)(f)
2,250,000	0.490	01/01/18	2,251,147

			31,761,467

Oklahoma – 1.1%
Cleveland Educational Facilities Authority RB for Norman Public Schools Project Series 2014 (A+/NR)
1,520,000	5.000	07/01/17	1,657,423
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2012 (AA/NR)
3,765,000	2.000	03/01/16	3,820,270
5,470,000	2.000	03/01/17	5,606,258
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds Series 2015 (AA/NR)(g)
5,000,000	2.000	03/01/17	5,121,700
Oklahoma County Independent School District No. 52 GO Bonds for Midwest City-Del City School District Series 2012 (NR/Aa3)
2,160,000	2.000	01/01/17	2,210,242
Oklahoma County Independent School District No. 52 GO Bonds for Series 2013 (NR/Aa3)
2,795,000	2.000	01/01/16	2,828,652
2,445,000	2.000	01/01/17	2,501,870
Oklahoma County Independent School District No. 89 GO Bonds Series 2013 (AA/Aa2)
8,750,000	1.000	07/01/16	8,808,188

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Oklahoma – (continued)
Tulsa County Industrial Authority RB for Capital Improvement RMKT 08/17/09 Series 2003 A (AA-/NR)
$10,965,000	4.000%	05/15/16	$11,415,990
Tulsa Oklahoma GO Bonds Series 2013 (AA/Aa1)
3,400,000	4.000	03/01/16	3,516,484

			47,487,077

Oregon – 0.6%
Lane County Oregon Springfield School District No. 19 GO Bonds Refunding Series 2015 (SCH BD GTY) (AA+/Aa1)(e)
3,740,000	0.000	06/15/20	3,407,738
3,780,000	0.000	06/15/21	3,331,579
Oregon Coast Community College District GO Bonds Refunding Series 2012 (SCH BD GTY) (NR/Aa1)
1,120,000	2.000	06/15/16	1,140,474
790,000	2.000	06/15/17	804,662
1,165,000	2.000	06/15/18	1,180,530
1,445,000	3.000	06/15/19	1,514,085
Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2011 A (AA-/A1)
500,000	5.000	05/01/15	501,930
2,000,000	5.000	05/01/16	2,097,420
Oregon State GO Bonds Refunding for Oregon University System Series 2012 B (AA+/Aa1)
1,175,000	3.000	08/01/17	1,236,782
1,120,000	3.000	08/01/18	1,191,814
Portland Oregon Community College District GO Bonds Refunding Series 2015 (AA/Aa1)
10,000,000	5.000	06/15/18	11,276,900

			27,683,914

Pennsylvania – 2.3%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
750,000	5.000	09/01/18	823,560
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A/NR)
1,050,000	4.250	12/15/15	1,068,459
645,000	4.250	12/15/17	682,242
Butler County Hospital Authority RB for Health System Project Series 2015 A (A-/Baa1)
325,000	2.000	07/01/15	326,228
735,000	2.000	07/01/16	747,738
500,000	3.000	07/01/17	523,615
1,000,000	3.000	07/01/18	1,056,440
300,000	3.000	07/01/19	318,051
265,000	4.000	07/01/20	293,485
1,000,000	4.000	07/01/21	1,108,770
Chester County IDA RB for University Student Housing, LLC Project at West Chester University Series 2013 A (NR/Baa3)
295,000	3.000	08/01/16	299,971
515,000	3.000	08/01/17	527,005
530,000	3.000	08/01/18	541,808
Derry Township School District GO Bonds Refunding Series 2015 (ST AID WITHHLDG) (AAA/NR)
1,505,000	3.000	05/15/17	1,577,315

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Montgomery County Higher Education and Health Authority RB Refunding for Holy Redeemer Health System Series 2014 A (BBB+/Baa3)
$1,000,000	4.000%	10/01/18	$1,080,190
1,000,000	4.000	10/01/19	1,087,800
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 A (AA+/Aaa)
10,055,000	3.000	01/01/16	10,264,949
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 B (AA+/Aaa)
9,545,000	5.000	07/01/22	10,085,724
7,000,000	5.000	01/01/23	7,245,490
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(a)
1,400,000	1.250	05/01/17	1,401,190
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2009 (A-/NR)(a)
5,250,000	1.750	12/01/15	5,296,358
Pennsylvania Economic Development Financing Authority Unemployment Compensation RB Series 2012 B (AA+/Aaa)
16,335,000	5.000	07/01/20	18,925,241
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
285,000	3.000	05/01/15	285,368
390,000	3.000	05/01/16	395,807
440,000	3.000	05/01/17	450,806
1,165,000	5.000	05/01/18	1,269,163
1,000,000	5.000	05/01/19	1,111,510
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2012 A (A+/A1)
625,000	4.000	09/01/15	634,506
600,000	4.000	09/01/16	629,142
500,000	3.000	09/01/17	524,410
550,000	4.000	09/01/17	590,568
Pennsylvania State Commonwealth RB for Harrisburg Area Community College Project Series 2011 (AGM) (AA/NR)
1,305,000	4.000	10/01/15	1,327,981
Pennsylvania State University Bonds Refunding Series 2002 (AA/Aa2)
1,000,000	5.250	08/15/15	1,018,440
Pennsylvania Turnpike Commission RB Series 2013 A (A+/A1)(f)
7,500,000	0.620	12/01/17	7,522,800
Pennsylvania Turnpike Commission RB Series 2014 B-1 (A+/A1)(f)
7,000,000	0.900	12/01/20	7,076,650
Philadelphia GO Bonds Series 2011 (AGM) (AA/A2)
1,460,000	5.000	08/01/16	1,546,432

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Philadelphia Hospitals & Higher Education Facilities Authority Hospital RB Refunding for Temple University Health System Series 2012 B (BB+/Ba2)
$1,500,000	5.000%	07/01/15	$1,513,095
1,500,000	5.000	07/01/16	1,562,370
2,000,000	5.000	07/01/17	2,140,560
Pittsburgh Water & Sewer Authority RB Refunding Subordinate Series 2012 C-1D (AGM) (AA/NR)(a)
5,995,000	1.400	09/01/15	6,022,337

			100,903,574

Puerto Rico – 2.8%
Government Development Bank for Puerto Rico Senior Notes RB Series 2006 B (B-/Caa1)
2,645,000	5.000	12/01/15	2,474,662
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (B/Caa1)
2,025,000	5.000	07/01/15	2,010,805
14,595,000	5.000	07/01/17	12,637,811
7,285,000	5.000	07/01/19	5,814,668
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2001 A (NATL-RE-IBC) (AA-/A3)
3,935,000	5.500	07/01/15	3,968,802
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2002 A (FGIC) (B/Caa1)
1,030,000	5.500	07/01/17	973,783
Puerto Rico Electric Power Authority Power RB Refunding Series 2012 B (CCC/Caa3)
1,500,000	5.000	07/01/16	899,565
Puerto Rico Electric Power Authority RB Refunding LIBOR Series 2007 UU (CCC/Caa3)(f)
25,850,000	0.871	07/01/31	14,462,041
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(f)
36,100,000	0.704	07/01/29	26,647,215
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (CCC/Caa3)
3,250,000	4.000	07/01/16	1,940,932
Puerto Rico Electric Power Authority RB Series 2008 WW (CCC/Caa3)
8,175,000	5.500	07/01/16	4,923,067
Puerto Rico Municipal Finance Agency GO Bonds Series 2002 A (AGM) (AA/A2)
1,125,000	5.250	08/01/16	1,129,343
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (B/Caa1)
2,250,000	5.500	07/01/16	2,076,232
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (B/Caa1)(a)
1,000,000	5.500	07/01/17	1,019,830
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2013 M-2 (COMWLTH GTD) (B/Caa1)(a)
10,850,000	5.750	07/01/17	9,285,321

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (B/Caa1)
$5,000,000	5.500%	08/01/28	$3,400,650
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (B/Caa1)
8,000,000	5.500	08/01/21	6,382,800
10,000,000	5.500	08/01/22	7,652,900
19,315,000	5.500	08/01/23	14,442,984

			122,143,411

Rhode Island – 0.4%
Providence GO Bonds Series 2013 A (BBB/Baa1)
665,000	3.000	01/15/16	677,422
315,000	4.000	01/15/18	340,074
1,545,000	5.000	01/15/19	1,750,609
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for University of Rhode Island Auxiliary Enterprise Series 2013 C (A+/A1)
600,000	5.000	09/15/17	656,868
500,000	4.000	09/15/18	542,750
Rhode Island Health and Educational Building Corp. Hospital Financing RB for Care New England Series 2013 A (BBB-/NR)
1,010,000	4.000	09/01/15	1,020,463
Rhode Island Health and Educational Building Corp. RB for Newport Public School Financing Program Series 2013 C (AA+/NR)
390,000	2.000	05/15/15	390,753
515,000	3.000	05/15/16	528,091
385,000	3.000	05/15/17	401,748
280,000	4.000	05/15/18	303,461
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 A (A/A2)
165,000	6.000	04/20/15	165,459
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 B (BBB+/NR)
10,000,000	2.250	06/01/41	10,063,300

			16,840,998

South Carolina – 1.2%
Berkeley County School District GO Bonds Series 2014 A (SCSDE) (AA/Aa1)
1,380,000	5.000	03/01/19	1,580,486
Clemson University RB Refunding Series 2012 (AA/Aa2)
5,770,000	2.000	05/01/16	5,877,784
4,440,000	2.000	05/01/17	4,555,129
5,000,000	2.000	05/01/18	5,151,150
Columbia City South Carolina Waterworks and Sewer System RB Series 2011 A (AA/Aa1)
1,025,000	3.000	02/01/16	1,048,575
Florence County South Carolina Hospital RB for McLeod Regional Medical Center Project Series 2010 A (AA-/NR)
1,905,000	4.000	11/01/16	2,009,413
Georgetown County South Carolina School District GO Bonds Refunding Series 2011 B (SCSDE) (AA/Aa1)
4,330,000	5.000	03/01/16	4,517,359
5,895,000	5.000	03/01/17	6,395,545

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
South Carolina – (continued)
Oconee County PCRB Refunding for Duke Power Co. Project Series 2009 (A/Aa2)
$6,000,000	3.600%	02/01/17	$6,337,560
Richland County South Carolina GO Bonds Series 2012 A (ST AID WITHHLDG) (AAA/Aa1)
2,000,000	4.000	03/01/17	2,132,000
Richland County South Carolina School District No. 1 GO Bonds Refunding Series 2014 B (SCSDE) (AA/Aa1)
2,755,000	5.000	03/01/18	3,075,379
2,920,000	5.000	03/01/19	3,344,218
3,165,000	5.000	03/01/20	3,707,924
South Carolina Jobs-Economic Development Authority RB for Waste Management of South Carolina, Inc. Project Series 2001 (AMT) (A-/NR)
2,500,000	1.875	11/01/16	2,540,475
Spartanburg County South Carolina School District No. 1 GO Bonds Refunding Series 2014 D (SCSDE) (AA/Aa1)
1,310,000	5.000	03/01/18	1,456,353

			53,729,350

Tennessee – 0.3%
Harpeth Valley Utilities District of Davidson and Williamson Counties RB Utilities Improvement Series 1998 (NATL-RE) (AA-/Aa3)
2,500,000	5.250	09/01/17	2,636,400
Johnson City Health & Educational Facilities Board Hospital RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
890,000	5.000	07/01/15	898,962
Tennessee State GO Refunding Bonds Series 2012 B (AA+/Aaa)
6,600,000	5.000	10/01/16	7,053,486

			10,588,848

Texas – 8.8%
Austin Texas Water and Wastewater System RB Refunding Series 2014 (AA/Aa2)
1,675,000	5.000	11/15/19	1,947,723
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2013 B (BBB/Baa2)(a)
4,000,000	3.000	01/04/16	4,022,600
City of Carrollton Texas GO Refunding Bonds Series 2012 (AAA/Aa1)
2,005,000	4.000	08/15/19	2,228,237
City of El Paso Water and Sewer RB Refunding for Improvement Series 2012 A (AA+/NR)
1,750,000	2.000	03/01/18	1,803,655
845,000	4.000	03/01/19	935,128
Collin & Denton County Texas GO Bonds Refunding Series 2011 (AA+/Aa1)
3,335,000	5.000	02/15/16	3,472,502
Cypress-Fairbanks Independent School District Unlimited Tax GO Bonds Refunding for School Building Series 2014 C (PSF-GTD) (AAA/Aaa)
5,455,000	4.000	02/15/19	6,046,595
Dallas County Limited Tax GO Notes Series 2011 (AAA/Aaa)
3,855,000	5.000	02/15/18	4,289,574

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Dallas-Fort Worth International Airport Joint RB Refunding Series 2011 D (A+/A2)
$750,000	4.000%	11/01/16	$789,862
250,000	4.000	11/01/17	271,440
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A2)
1,750,000	5.000	11/01/18	1,985,480
Del Mar College District Limited Tax Refunding Bonds Series 2011 (AA/Aa2)
1,145,000	4.000	08/15/15	1,160,366
Fort Worth Texas GO Bonds Refunding and Improvement Series 2012 (AA+/Aa1)
2,000,000	4.000	03/01/19	2,208,840
Garland Independent School District Unlimited Tax Refunding Bonds Series 2011 A (PSF-GTD) (AAA/Aaa)(e)
1,930,000	0.000	02/15/17	1,903,926
Harris County Texas Spring Independent School District Unlimited Tax Refunding Bonds Series 2011 (PSF-GTD) (AAA/Aaa)
3,040,000	3.000	08/15/16	3,149,896
2,250,000	4.000	08/15/17	2,425,545
Houston Airport System RB Subordinate Lien Series 2002 C (AMT) (XLCA) (A/A2)(f)
17,225,000	0.351	07/01/32	16,093,363
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A/A2)(f)
21,125,000	0.360	07/01/32	19,750,762
Houston Higher Education Finance Corp. RB for Rice University Project Series 2013 A (AAA/Aaa)(a)
52,505,000	0.420	11/16/16	52,611,060
Houston Independent School District GO Bonds Refunding Series 2012 (PSF-GTD) (AAA/Aaa)(a)
16,000,000	0.875	06/01/16	16,048,960
Houston Independent School District Limited Tax GO Bonds Refunding Series 2014 B (PSF-GTD) (AAA/Aaa)
10,000,000	5.000	02/15/18	11,148,300
12,000,000	5.000	02/15/19	13,728,720
Houston Utilities System RB Refunding First Lien Series 2012 C (AA/NR)(a)
8,000,000	0.620	08/01/16	8,009,040
Houston Utilities System RB Refunding Series 2012 (AA/NR)(a)
4,500,000	0.570	06/01/15	4,500,945
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2010 A (PSF-GTD) (AAA/NR)(e)
1,000,000	0.000	08/15/15	999,430
Lubbock Health Facilities Development Corp. RB for St. Joseph Health System Series 2008 B (AA-/A1)
3,300,000	5.000	07/01/17	3,600,696
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (AAA/Aaa)(a)
7,315,000	1.750	08/01/17	7,457,862
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 12/01/09 Series 2006 (A-/NR)(a)
4,000,000	3.750	06/01/15	4,022,600

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC - Texas A&M University Collegiate Housing Project Series 2014 A (AGM) (AA/A2)
$200,000	4.000%	04/01/17	$210,760
170,000	4.000	04/01/20	184,399
400,000	4.000	04/01/21	434,368
North Texas Tollway Authority RB Refunding for First Tier Series 2008 A (NATL-RE-IBC) (AA-/A2)
4,470,000	6.000	01/01/19	5,026,738
North Texas Tollway Authority RB Refunding for First Tier Series 2012 C (A-/A2)(a)
18,000,000	1.950	01/01/19	18,208,260
North Texas Tollway Authority System RB Refunding First Tier Series 2008 E-3 (A-/A2)(d)
5,445,000	5.750	01/01/16	5,665,904
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A-/A2)
3,000,000	5.000	01/01/19	3,406,680
North Texas Tollway Authority System RB Refunding for First Tier Series 2014 A (A-/A2)
2,000,000	5.000	01/01/20	2,323,360
North Texas Tollway Authority System RB Refunding First Tier Series 2014 C (A-/A2)(a)
5,000,000	0.690	01/01/20	4,998,350
Northside Texas Independent School District GO Bonds for School Building Series 2010 (PSF-GTD) (AAA/Aaa)(a)
5,880,000	1.200	08/01/17	5,911,046
Northside Texas Independent School District GO Bonds for School Building Series 2012 (PSF-GTD) (AA/Aaa)(a)
8,000,000	1.000	05/31/16	8,042,560
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
1,755,000	5.000	10/01/15	1,793,066
2,315,000	5.000	10/01/19	2,652,851
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 A (AA-/NR)(a)
5,000,000	2.000	12/01/18	5,108,450
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 C (AA-/Aa2)(a)
7,000,000	2.000	12/01/16	7,145,320
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 A (PSF-GTD) (AAA/Aaa)(a)
9,000,000	2.000	08/01/17	9,219,060
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 B (PSF-GTD) (AAA/Aaa)(a)
10,000,000	2.000	08/01/18	10,233,800
Texas A&M University Financing System RB Refunding for Board of Regents Series 2015 A (AA+/Aaa)
2,250,000	5.000	05/15/18	2,530,642
Texas A&M University Financing System RB Refunding for Board of Regents Series 2015 B (AA+/Aaa)
2,650,000	5.000	05/15/18	2,980,535

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 D (BBB/A3)
$2,200,000	5.000%	12/15/15	$2,267,980
3,000,000	5.000	12/15/16	3,214,950
5,000,000	5.000	12/15/17	5,507,400
4,500,000	5.000	12/15/18	5,044,005
Texas Municipal Gas Acquisition & Supply Corp. RB for Senior Lien Series 2008 D (A-/Baa2)
8,845,000	5.625	12/15/17	9,525,888
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,800,000	6.875	12/31/39	9,348,300
Texas State Public Finance Authority Unemployment Compensation Obligation Assessment RB Series 2010 A (AAA/Aaa)(d)
7,355,000	5.000	01/01/16	7,618,015
Texas Transportation Commission Central Turnpike System RB Refunding Series 2015 A (A-/A3)(a)
5,000,000	5.000	04/01/20	5,781,650
Texas Transportation Commission Highway Improvement GO Bonds Series 2014 (AAA/Aaa)
20,000,000	5.000	04/01/19	23,008,400
Texas Transportation Commission State Highway Fund First Tier RB Refunding Series 2014 A (AAA/Aaa)
14,625,000	5.000	04/01/18	16,397,258

			380,403,102

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (BBB+/NR)
12,515,000	2.250	10/01/17	12,591,216
Virgin Islands Water & Power Authority Electric System RB Refunding Series 2010 A (BBB-/Baa3)
680,000	4.750	07/01/15	686,358

			13,277,574

Utah – 0.1%
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A-/NR)
610,000	5.000	09/01/15	621,407
750,000	5.000	09/01/16	796,133
500,000	5.000	09/01/17	544,640
500,000	5.000	09/01/18	556,560
500,000	5.000	09/01/19	568,460

			3,087,200

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB Refunding for St. Michael’s College Project Series 2012 (A-/Baa1)
1,250,000	3.000	10/01/15	1,266,150
1,420,000	4.000	10/01/16	1,470,765
1,680,000	4.000	10/01/17	1,773,139

			4,510,054

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Virginia – 2.7%
Virginia College Building Authority Educational Facilities RB for 21st Century College and Equipment Programs Series 2013 A (AA+/Aa1)
$13,465,000	5.000%	02/01/19	$15,373,395
Virginia Commonwealth Transportation Board RB Refunding for Northern Virginia Transportation District Program Series 2014 A (AA+/Aa1)
8,375,000	5.000	05/15/19	9,638,536
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2014 B (AA+/Aa1)
20,650,000	5.000	05/15/19	23,765,465
21,680,000	5.000	05/15/20	25,496,981
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2011 B (GO OF AUTH) (AA+/Aa1)
1,900,000	2.200	03/01/17	1,950,844
Virginia State Public Building Authority RB Refunding for Public Facilities Series 2014 C (AA+/Aa1)
5,325,000	5.000	08/01/18	6,020,392
Virginia State Public School Authority RB Refunding for School Financing Series 2015 A (ST AID WITHHLDG) (AA+/Aa1)
26,140,000	4.000	08/01/19	29,042,063
Wise County Virginia IDA Solid Waste and Sewage Disposal RB for Virginia Electric and Power Company Project Series 2010 A (A-/A2)(a)
5,000,000	2.375	11/01/15	5,057,600
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (A-/A2)(a)
2,000,000	1.875	05/16/19	2,043,520

			118,388,796

Washington – 1.5%
City of Spokane Washington Water and Wastewater System RB Series 2014 (AA/Aa2)
2,805,000	5.000	12/01/18	3,189,958
Snohomish County School District No. 015 GO Bonds Unlimited Tax Series 2006 (NATL-RE FGIC) (SCH BD GTY) (AA+/Aa1)(d)
2,550,000	5.000	06/01/16	2,688,797
Washington State COPS for State and Local Agency Real and Personal Property Series 2014 B (NR/Aa2)
3,020,000	5.000	07/01/19	3,466,447
Washington State Motor Vehicle Fuel Tax GO Bonds Refunding Series 2015 R-F (AA+/Aa1)
6,770,000	5.000	07/01/19	7,820,230
Washington State Various Purpose GO Bonds Refunding Series 2013 R-C (AA+/Aa1)
27,125,000	3.000	07/01/16	28,027,991
Washington State Various Purpose GO Bonds Series 2008 C (AA+/Aa1)(d)
18,795,000	5.000	01/01/18	20,895,341

			66,088,764

West Virginia – 0.4%
Kanawha Putnam County Huntington Compound RB for Single Family Mortgage Series 1984 A (ETM) (NR/Aaa)(d)(e)
10,125,000	0.000	12/01/16	10,029,724

State-Specific Municipal Debt Obligations – (continued)
West Virginia – (continued)
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (BBB/Baa1)(a)
$3,000,000	1.625%	10/01/18	$3,011,670
Monongalia County Board of Education Public School RB Refunding Bonds Series 2012 (AA/NR)
1,520,000	5.000	05/01/18	1,688,674
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB+/NR)
500,000	5.000	05/01/17	539,300
1,445,000	5.000	05/01/18	1,599,774
1,565,000	5.000	05/01/19	1,766,948

			18,636,090

Wisconsin – 0.3%
Kenosha City Promissory Notes GO Bonds for Capital Appreciation Series 2005 D (ETM) (AMBAC) (AA/Aa2)(d)(e)
1,500,000	0.000	09/01/15	1,498,335
Madison City Promissory Notes GO Bonds Series 2011 A (NR/Aaa)
5,500,000	5.000	10/01/16	5,877,905
Milwaukee Wisconsin GO Bonds Series 2010 N-1 (AA/Aa3)
4,050,000	5.000	02/01/16	4,208,031

			11,584,271

TOTAL INVESTMENTS – 98.4%
(Cost $4,246,670,780)			$4,258,109,778

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%			71,375,940

NET ASSETS – 100.0%			$4,329,485,718

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2015.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $28,384,926, which represents approximately 0.7% of net assets as of March 31, 2015.
(c)	Inverse floating rate security. Interest rate disclosed is that which is in effect on March 31, 2015.
(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(g)	When-issued security.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2015

Security ratings disclosed, if any, are issued by either Standard & Poor’s Ratings, Moody’s Investor Service or Fitch Ratings and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
BANS	—Bond Anticipation Notes
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CNTY GTD	—County Guaranteed
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
GO OF UNIV	—General Obligation of University
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
ST AID DIR DEP	—State Aid Direct Deposit
ST AID WITHHLDG	—State Aid Withholding
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — For the fiscal year ended March 31, 2015, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on March 31, 2015(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$5,000	1.000%	03/20/23	0.905%	$(5)	$18,336
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	10,000	1.000	03/20/23	0.905	(395,575)	432,237
TOTAL						$(395,580)	$450,573

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2015

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Assets:
Investments, at value (cost $550,237,646, $3,127,171,953 and $4,246,670,780)	$584,982,911	$3,288,825,668	$4,258,109,778
Cash	12,162,151	8,260,735	12,680,780
Receivables:
Interest and dividends	6,980,912	48,018,973	35,691,692
Collateral on certain derivative contracts(a)	1,781,275	19,345,409	—
Fund shares sold	1,612,882	12,617,585	35,101,691
Reimbursement from investment adviser	73,421	149,558	58,699
Investments sold	—	6,610,000	76,744,584
Unrealized gain on swap contracts	86,447	1,887,421	450,573
Variation margin on certain derivative contracts	—	35,829	—
Other assets	2,080	—	16,868
Total assets	607,682,079	3,385,751,178	4,418,854,665

Liabilities:
Payables:
Investments purchased on an extended-settlement basis	9,972,663	4,066,130	13,288,263
Investments purchased	2,500,000	141,750	7,348,616
Fund shares redeemed	1,145,709	14,897,520	66,450,587
Income distribution	282,824	687,172	207,531
Management fees	199,538	1,500,085	1,282,006
Distribution and Service fees and Transfer Agent fees	90,467	249,686	228,043
Upfront payments received on swap contracts	79,115	2,022,660	395,580
Collateral on certain derivative contracts	—	—	20,000
Unrealized loss on swap contracts	—	139,326	—
Variation margin on certain derivative contracts	15,639	—	—
Accrued expenses	106,455	208,989	148,321
Total liabilities	14,392,410	23,913,318	89,368,947

Net Assets:
Paid-in capital	588,181,937	4,592,038,366	4,309,435,575
Undistributed net investment income	7,273,940	94,953,613	9,689,403
Accumulated net realized loss	(36,355,737)	(1,481,296,527)	(1,528,831)
Net unrealized gain	34,189,529	156,142,408	11,889,571
NET ASSETS	$593,289,669	$3,361,837,860	$4,329,485,718
Net Assets:
Class A	$172,220,523	$257,803,326	$189,890,425
Class C	22,182,367	81,017,939	35,443,409
Institutional	393,120,205	3,005,751,933	4,100,431,078
Service	38,961	—	60,198
Class IR	5,727,613	17,264,662	3,660,608
Total Net Assets	$593,289,669	$3,361,837,860	$4,329,485,718
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	10,890,103	27,607,366	17,923,820
Class C	1,402,161	8,675,949	3,348,912
Institutional	24,863,768	321,827,293	387,566,734
Service	2,451	—	5,692
Class IR	362,687	1,847,449	345,947
Net asset value, offering and redemption price per share:(b)
Class A	$15.81	$9.34	$10.59
Class C	15.82	9.34	10.58
Institutional	15.81	9.34	10.58
Service	15.89	—	10.58
Class IR	15.79	9.35	10.58

(a)	Includes amounts segregated for initial margin on swap transactions of $19,305,409.
(b)	Maximum public offering price per share for Class A shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds is $16.43, $ 9.78 and $10.75, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Investment income:
Interest	$23,449,167	$182,302,932	$68,645,547

Expenses:
Management fees	2,823,576	16,848,502	15,195,483
Distribution and Service fees(a)	627,607	1,489,047	908,887
Transfer Agent fees(a)	374,074	1,594,113	1,922,950
Professional fees	150,608	161,241	133,954
Registration fees	123,100	107,109	120,883
Custody, accounting and administrative services	57,845	197,595	249,146
Printing and mailing costs	47,909	87,844	73,097
Trustee fees	22,393	29,896	32,726
Service share fees — Service Plan	96	—	296
Service share fees — Shareholder Administration Plan	96	—	296
Other	6,682	117,686	60,176
Total expenses	4,233,986	20,633,033	18,697,894
Less — expense reductions	(1,161,113)	(790,490)	(1,321,118)
Net expenses	3,072,873	19,842,543	17,376,776
NET INVESTMENT INCOME	20,376,294	162,460,389	51,268,771

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	3,164,040	568,625	(1,800,000)
Swap contracts	(5,373,183)	(78,062,211)	641,164
Net change in unrealized gain (loss) on:
Investments	12,169,095	211,329,105	9,330,565
Swap contracts	(269,415)	(7,528,569)	(388,741)
Net realized and unrealized gain	9,690,537	126,306,950	7,782,988
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,066,831	$288,767,339	$59,051,759

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B(b)	Class C	Class A	Class B(b)	Class C	Institutional	Service	Class IR
Dynamic Municipal Income	$404,300	$14,659	$208,648	$210,234	$1,905	$27,124	$130,347	$14	$4,450
High Yield Municipal	660,001	26,529	802,517	343,197	3,449	104,326	1,122,900	—	20,241
Short Duration Tax-Free	523,722	—	385,165	272,332	—	50,071	1,591,615	49	8,883

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Municipal Income
	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014
From operations:
Net investment income	$20,376,294	$22,503,995
Net realized loss	(2,209,143)	(2,093,508)
Net change in unrealized gain (loss)	11,899,680	(28,519,561)
Net increase (decrease) in net assets resulting from operations	30,066,831	(8,109,074)

Distributions to shareholders:
From net investment income
Class A Shares	(5,709,508)	(6,464,608)
Class B Shares(a)	(41,506)	(97,862)
Class C Shares	(580,237)	(655,357)
Institutional Shares	(12,596,543)	(13,382,836)
Service Shares	(1,301)	(1,402)
Class IR Shares	(128,371)	(106,250)
From net realized gains
Class A Shares	—	—
Class B Shares(a)	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Total distributions to shareholders	(19,057,466)	(20,708,315)

From share transactions:
Proceeds from sales of shares	177,656,602	88,544,988
Reinvestment of distributions	16,350,582	17,920,021
Cost of shares redeemed	(102,818,626)	(212,141,742)
Net increase (decrease) in net assets resulting from share transactions	91,188,558	(105,676,733)
TOTAL INCREASE (DECREASE)	102,197,923	(134,494,122)

Net assets:
Beginning of year	491,091,746	625,585,868
End of year	$593,289,669	$491,091,746
Undistributed net investment income	$7,273,940	$1,721,206

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Net of $84,427 of redemption fees.
(c)	Net of $906,242 of redemption fees.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

High Yield Municipal				Short Duration Tax-Free Fund
For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014

$162,460,389		$166,180,280		$51,268,771	$52,320,075
(77,493,586)		(15,796,767)		(1,158,836)	(182,617)
203,800,536		(237,993,004)		8,941,824	(57,172,962)
288,767,339		(87,609,491)		59,051,759	(5,035,504)

(12,086,945)		(13,590,023)		(1,693,417)	(2,240,239)
(101,742)		(269,572)		—	(28)
(3,071,346)		(3,467,667)		(157,720)	(223,661)
(136,519,998)		(141,635,689)		(45,580,747)	(45,784,071)
—		—		(796)	(2,975)
(749,027)		(403,464)		(72,853)	(160,225)

—		—		(22,622)	(136,723)
—		—		—	(7)
—		—		(4,151)	(28,454)
—		—		(461,964)	(2,177,146)
—		—		(7)	(126)
—		—		(531)	(5,911)
(152,529,058)		(159,366,415)		(47,994,808)	(50,759,566)

766,858,970		770,181,383		2,277,136,118	2,222,666,006
144,776,116		151,735,065		44,938,648	43,450,368
(618,906,689	)(b)	(1,639,771,862	)(c)	(2,033,940,062)	(2,851,707,101)
292,728,397		(717,855,414)		288,134,704	(585,590,727)
428,966,678		(964,831,320)		299,191,655	(641,385,797)

2,932,871,182		3,897,702,502		4,030,294,063	4,671,679,860
$3,361,837,860		$2,932,871,182		$4,329,485,718	$4,030,294,063
$94,953,613		$70,424,847		$9,689,403	$5,851,747

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$15.45	$0.60	$0.32	$0.92	$(0.56)
2015 - C	15.46	0.48	0.32	0.80	(0.44)
2015 - Institutional	15.45	0.65	0.32	0.97	(0.61)
2015 - Service	15.53	0.58	0.32	0.90	(0.54)
2015 - IR	15.43	0.63	0.33	0.96	(0.60)
2014 - A	16.16	0.61	(0.76)	(0.15)	(0.56)
2014 - C	16.16	0.50	(0.75)	(0.25)	(0.45)
2014 - Institutional	16.16	0.67	(0.76)	(0.09)	(0.62)
2014 - Service	16.24	0.59	(0.76)	(0.17)	(0.54)
2014 - IR	16.14	0.65	(0.76)	(0.11)	(0.60)
2013 - A	15.73	0.61	0.41	1.02	(0.59)
2013 - C	15.73	0.49	0.40	0.89	(0.46)
2013 - Institutional	15.72	0.66	0.42	1.08	(0.64)
2013 - Service	15.80	0.59	0.41	1.00	(0.56)
2013 - IR	15.71	0.64	0.41	1.05	(0.62)
2012 - A	14.25	0.65	1.47	2.12	(0.64)
2012 - C	14.25	0.54	1.46	2.00	(0.52)
2012 - Institutional	14.25	0.70	1.46	2.16	(0.69)
2012 - Service	14.32	0.63	1.47	2.10	(0.62)
2012 - IR	14.26	0.68	1.44	2.12	(0.67)
2011 - A	14.83	0.63	(0.59)	0.04	(0.62)
2011 - C	14.84	0.52	(0.60)	(0.08)	(0.51)
2011 - Institutional	14.83	0.68	(0.59)	0.09	(0.67)
2011 - Service	14.91	0.61	(0.60)	0.01	(0.60)
2011 - IR (Commenced July 30, 2010)	15.06	0.45	(0.80)	(0.35)	(0.45)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$15.81	6.00%	$172,221	0.78%		1.01%		3.79%		14%
15.82	5.21	22,182	1.53		1.76		3.04		14
15.81	6.36	393,120	0.44		0.67		4.12		14
15.89	5.79	39	0.94		1.16		3.62		14
15.79	6.27	5,728	0.53		0.76		4.00		14
15.45	(0.83)	160,259	0.79		1.00		3.99		15
15.46	(1.50)	20,131	1.54		1.75		3.24		15
15.45	(0.49)	305,706	0.45		0.66		4.33		15
15.53	(0.98)	37	0.94		1.16		3.83		15
15.43	(0.58)	2,357	0.54		0.75		4.23		15
16.16	6.51	204,892	0.78		0.98		3.78		16
16.16	5.72	27,047	1.53		1.73		3.03		16
16.16	6.93	385,480	0.44		0.64		4.10		16
16.24	6.31	42	0.94		1.15		3.63		16
16.14	6.77	3,544	0.53		0.73		3.97		16
15.73	15.09	348,890	0.81		0.99		4.32		9
15.73	14.24	26,448	1.56		1.74		3.56		9
15.72	15.41	221,617	0.47		0.65		4.66		9
15.80	14.86	84	0.97		1.15		4.15		9
15.71	15.15	1,527	0.56		0.74		4.43		9
14.25	0.20	326,083	0.88		0.98		4.26		14
14.25	(0.61)	23,443	1.63		1.73		3.52		14
14.25	0.55	222,650	0.54		0.64		4.62		14
14.32	(0.03)	75	1.04		1.14		4.05		14
14.26	(2.40)	123	0.63	(d)	0.73	(d)	4.74	(d)	14

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$8.93	$0.45	$0.38	$0.83	$(0.42)
2015 - C	8.93	0.38	0.39	0.77	(0.36)
2015 - Institutional	8.93	0.48	0.38	0.86	(0.45)
2015 - IR	8.93	0.48	0.39	0.87	(0.45)
2014 - A	9.51	0.44	(0.60)	(0.16)	(0.42)
2014 - C	9.51	0.37	(0.59)	(0.22)	(0.36)
2014 - Institutional	9.52	0.47	(0.61)	(0.14)	(0.45)
2014 - IR	9.51	0.47	(0.61)	(0.14)	(0.44)
2013 - A	8.90	0.43	0.59	1.02	(0.41)
2013 - C	8.90	0.36	0.59	0.95	(0.34)
2013 - Institutional	8.91	0.46	0.59	1.05	(0.44)
2013 - IR	8.91	0.45	0.58	1.03	(0.43)
2012 - A	8.00	0.46	0.88	1.34	(0.44)
2012 - C	8.00	0.40	0.88	1.28	(0.38)
2012 - Institutional	8.00	0.49	0.88	1.37	(0.46)
2012 - IR	8.00	0.47	0.90	1.37	(0.46)
2011 - A	8.45	0.46	(0.47)	(0.01)	(0.44)
2011 - C	8.45	0.40	(0.47)	(0.07)	(0.38)
2011 - Institutional	8.45	0.49	(0.47)	0.02	(0.47)
2011 - IR (Commenced July 30, 2010)	8.57	0.33	(0.58)	(0.25)	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.34	9.47%	$257,803	0.86%		0.93%		4.89%		14%
9.34	8.66	81,018	1.61		1.68		4.14		14
9.34	9.79	3,005,752	0.57		0.59		5.18		14
9.35	9.86	17,265	0.61		0.68		5.13		14
8.93	(1.52)	255,002	0.87		0.93		4.94		25
8.93	(2.25)	75,433	1.62		1.68		4.19		25
8.93	(1.34)	2,584,691	0.58		0.59		5.23		25
8.93	(1.28)	12,703	0.62		0.69		5.31		25
9.51	11.64	347,693	0.86		0.92		4.62		19
9.51	10.82	108,291	1.61		1.67		3.87		19
9.52	11.95	3,425,590	0.57		0.58		4.90		19
9.51	11.79	7,134	0.61		0.67		4.82		19
8.90	17.08	348,577	0.88		0.94		5.42		27
8.90	16.21	99,817	1.63		1.69		4.67		27
8.91	17.55	2,957,868	0.58		0.60		5.72		27
8.91	17.50	3,054	0.63		0.69		5.49		27
8.00	(0.24)	326,886	0.91		0.93		5.46		28
8.00	(0.87)	96,011	1.66		1.68		4.71		28
8.00	0.09	2,650,808	0.57		0.59		5.80		28
8.00	(3.06)	451	0.66	(d)	0.68	(d)	6.08	(d)	28

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$10.57	$0.10	$0.01	$0.11	$(0.09)	$—	(d)	$(0.09)
2015 - C	10.55	0.05	0.02	0.07	(0.04)	—	(d)	(0.04)
2015 - Institutional	10.55	0.13	0.02	0.15	(0.12)	—	(d)	(0.12)
2015 - Service	10.55	0.08	0.02	0.10	(0.07)	—	(d)	(0.07)
2015 - IR	10.55	0.12	0.02	0.14	(0.11)	—	(d)	(0.11)
2014 - A	10.69	0.10	(0.12)	(0.02)	(0.09)	(0.01)		(0.10)
2014 - C	10.68	0.06	(0.13)	(0.07)	(0.05)	(0.01)		(0.06)
2014 - Institutional	10.68	0.13	(0.13)	— (d)	(0.12)	(0.01)		(0.13)
2014 - Service	10.67	0.08	(0.12)	(0.04)	(0.07)	(0.01)		(0.08)
2014 - IR	10.68	0.13	(0.14)	(0.01)	(0.11)	(0.01)		(0.12)
2013 - A	10.62	0.13	0.07	0.20	(0.13)	—		(0.13)
2013 - C	10.62	0.08	0.06	0.14	(0.08)	—		(0.08)
2013 - Institutional	10.61	0.16	0.07	0.23	(0.16)	—		(0.16)
2013 - Service	10.61	0.12	0.05	0.17	(0.11)	—		(0.11)
2013 - IR	10.61	0.15	0.07	0.22	(0.15)	—		(0.15)
2012 - A	10.44	0.18	0.18	0.36	(0.18)	—		(0.18)
2012 - C	10.44	0.14	0.18	0.32	(0.14)	—		(0.14)
2012 - Institutional	10.44	0.22	0.17	0.39	(0.22)	—		(0.22)
2012 - Service	10.43	0.17	0.17	0.34	(0.16)	—		(0.16)
2012 - IR	10.44	0.19	0.19	0.38	(0.21)	—		(0.21)
2011 - A	10.46	0.18	(0.02)	0.16	(0.18)	—		(0.18)
2011 - C	10.46	0.12	(0.02)	0.10	(0.12)	—		(0.12)
2011 - Institutional	10.46	0.22	(0.03)	0.19	(0.21)	—		(0.21)
2011 - Service	10.46	0.17	(0.04)	0.13	(0.16)	—		(0.16)
2011 - IR (Commenced July 30, 2010)	10.56	0.14	(0.12)	0.02	(0.14)	—		(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.59	1.01%	$189,890	0.73%		0.76%		0.90%		24%
10.58	0.71	35,443	1.13		1.51		0.50		24
10.58	1.45	4,100,431	0.39		0.41		1.23		24
10.58	0.96	60	0.89		0.92		0.76		24
10.58	1.36	3,661	0.48		0.51		1.16		24
10.57	(0.24)	231,329	0.73		0.76		0.93		17
10.55	(0.73)	43,189	1.13		1.51		0.53		17
10.55	0.01	3,745,916	0.39		0.42		1.27		17
10.55	(0.40)	306	0.89		0.92		0.79		17
10.55	(0.08)	9,554	0.48		0.51		1.19		17
10.69	1.85	327,845	0.73		0.76		1.26		28
10.68	1.35	57,257	1.13		1.50		0.79		28
10.68	2.20	4,266,884	0.39		0.42		1.48		28
10.67	1.60	1,320	0.89		0.92		1.15		28
10.68	2.11	18,362	0.48		0.50		1.41		28
10.62	3.46	945,940	0.73		0.77		1.72		24
10.62	3.05	48,865	1.13		1.52		1.32		24
10.61	3.72	2,195,766	0.39		0.43		2.05		24
10.61	3.31	6,362	0.89		0.93		1.63		24
10.61	3.62	10,568	0.48		0.52		1.83		24
10.44	1.52	775,171	0.73		0.77		1.71		34
10.44	0.94	41,115	1.31		1.53		1.14		34
10.44	1.86	1,576,602	0.39		0.43		2.05		34
10.43	1.26	17,730	0.89		0.93		1.57		34
10.44	0.17	77	0.48	(e)	0.52	(e)	1.97	(e)	34

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Municipal Income+, Short Duration Tax-Free	A, C, Institutional, Service and IR	Diversified
High Yield Municipal	A, C, Institutional and IR	Non-diversified

+	Formerly, Goldman Sachs Municipal Income Fund. Effective at the close of business on December 18, 2014, the Fund changed its name to the Goldman Sachs Dynamic Municipal Income Fund.

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of the Dynamic Municipal Income and High Yield Municipal Funds were converted to Class A Shares of the Funds.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable,

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund (s) enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2015:

Dynamic Municipal Income

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$584,982,911	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$86,447	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(642,183)	$—

High Yield Municipal

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$3,288,825,668	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$1,887,421	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(139,326)	$—
Interest Rate Swap Contracts	—	(7,259,402)	—
Total	$—	$(7,398,728)	$—

Short Duration Tax-Free

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$4,258,109,778	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$450,573	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Dynamic Municipal Income
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$86,447	—	$—
Interest rate	—	—	Variation margin on certain derivative contracts	(642,183)	(a)
Total		$86,447		$(642,183)

High Yield Municipal
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$1,887,421	Payable for unrealized loss on swap contracts	$(139,326)	(b)
Interest rate	—	—	Variation margin on certain derivative contracts	(7,259,402)	(a)
Total		$1,887,421		$(7,398,728)

Short Duration Tax-Free
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$450,573	—	$—

(a)	Includes unrealized gain (loss) on centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Dynamic Municipal Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$29,794	$(3,998)	2
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(5,402,977)	(265,417)	2
Total		$(5,373,183)	$(269,415)	4

High Yield Municipal
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$2,884,969	$(2,143,898)	7
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(80,947,180)	(5,384,671)	1
Total		$(78,062,211)	$(7,528,569)	8

Short Duration Tax-Free
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$641,164	$(388,741)	2

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2015.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Municipal Income	0.55%	0.50%	0.48%	0.47%	0.46%	0.55%	0.40	%*
High Yield Municipal	0.55	0.55	0.50	0.48	0.47	0.53	0.53
Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.36	0.34	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 29, 2015, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C
Distribution Plan	0.25%	0.75%
Service Plan	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2015, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least July 29, 2015. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2015, Goldman Sachs advised that it retained front end sales charges of $14,345, $36,461 and $3,283 for the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D.  Service Plan and Shareholder Administration Plan —The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% as an

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

annual percentage rate of the average daily net assets attributable to Class A, Class C and Class IR Shares of the High Yield Municipal Fund. This arrangement will remain in effect through at least July 29, 2015. Prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense limitations will remain in place through at least July 29, 2015 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fee	Class C Distribution and Service Fee	Transfer Agent Fee(a)	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Dynamic Municipal Income	$770,068	$—	$—	$384,347	$6,698	$1,161,113
High Yield Municipal	—	—	181,243	565,720	43,527	790,490
Short Duration Tax-Free	600,024	134,807	—	493,917	92,370	1,321,118

(a)	Applicable to Class A, B, C and IR Shares.

G.  Line of Credit Facility — As of March 31, 2015, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2015, the Funds did not have any borrowings under the facility. The facility was increased to $1,205,000,000 effective May 5, 2015.

H.  Other Transactions with Affiliates — As of March 31, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 8% of the Service Class Shares of the Dynamic Municipal Income Fund.

For the fiscal year ended March 31, 2015, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds. The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2015, the purchase and sale transactions for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales
Short Duration Tax-Free	$5,950,000	$—

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2015, were as follows:

Fund	Purchases	Sales and Maturities
Dynamic Municipal Income	$157,997,962	$71,692,710
High Yield Municipal	621,019,272	429,487,543
Short Duration Tax-Free	1,332,197,403	997,496,781

During fiscal years 2008 to 2014, the amortization of original issue discount (“OID”) for certain securities was accounted for incorrectly in the Dynamic Municipal Income and High Yield Municipal Funds. These instances resulted in an understatement of net investment income and an overstatement of realized and unrealized gains/losses, but had no impact on net assets. As such, there was no corresponding impact to the net assets or the NAV per share of either Fund in any prior year. As the impact of these misclassifications was immaterial, no changes to prior year reported amounts have been recorded. The cumulative impact of these adjustments on the components of net assets as of the beginning of the year was to increase undistributed net investment income by $4,534,570 and $13,739,946, increase accumulated net realized loss by $351,855 and $855,056, and decrease/increase net unrealized gain (loss) by $4,182,715 and $12,884,890 (as a result of the change to amortized cost of impacted portfolio securities) for the Dynamic Municipal Income and High Yield Municipal Funds, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$206,036	$4,164,634	$652,062
Tax-exempt income	18,851,431	148,364,424	46,972,052
Net long-term capital gains	—	—	370,694
Total distributions	$19,057,467	$152,529,058	$47,994,808

The tax character of distributions paid during the fiscal year ended March 31, 2014, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$561,843	$14,968,914	$595,734
Tax-exempt income	20,146,472	144,397,501	47,815,465
Net long-term capital gains	—	—	2,348,367
Total distributions	$20,708,315	$159,366,415	$50,759,566

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

7. TAX INFORMATION (continued)

As of March 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Undistributed tax-exempt income — net	$7,197,052	$73,862,145	$1,969,909
Capital loss carryforwards:(1)
Expiring 2016	$(5,753,929)	$(220,731,177)	$—
Expiring 2017	(13,220,467)	(553,071,659)	—
Expiring 2018	(11,494,807)	(431,157,569)	—
Expiring 2019	(704,599)	(11,866,582)	—
Perpetual Short-term	(3,837,647)	(36,931,546)	(312,808)
Perpetual Long-term	(1,055,965)	(149,587,978)	(759,631)
Total capital loss carryforwards	$(36,067,414)	$(1,403,346,511)	$(1,072,439)
Timing differences (Qualified Late Year Loss Deferral, Defaulted Bond Income and Distribution Payable)	(587,051)	(67,827,297)	(640,214)
Unrealized gains — net	34,565,145	167,111,157	19,792,887
Total accumulated earnings (losses) — net	$5,107,732	$(1,230,200,506)	$20,050,143

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated. The Dynamic Municipal Income and High Yield Municipal Funds had capital loss carryforwards of $3,036,076 and $2,478,411, respectively, which expired in the current fiscal year.

As of March 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Tax cost	$549,905,975	$3,118,403,403	$4,239,097,048
Gross unrealized gain	49,254,578	415,699,385	56,711,878
Gross unrealized loss	(14,177,642)	(245,277,120)	(37,699,148)
Net unrealized security gain	35,076,936	170,422,265	19,012,730
Net unrealized gain (loss) on other investments	(511,791)	(3,311,108)	779,557
Net unrealized gain	$34,565,145	$167,111,157	$19,792,287

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from expired capital loss carryforwards, dividend redesignations and differences in the tax treatment of swap transactions, and the recognition of income and gains/losses of certain bonds.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Dynamic Municipal Income	$(3,036,013)	$3,336,677	$(300,664)
High Yield Municipal	(2,476,550)	1,619,061	857,489
Short Duration Tax-Free	—	(74,418)	74,418

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or investments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The High Yield Municipal Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

8. OTHER RISKS (continued)

Portfolio Concentration Risk — As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,192,730	$34,781,146	1,427,014	$22,190,668
Shares converted from Class B(a)	5,567	88,292	3,063	46,484
Reinvestment of distributions	343,027	5,427,228	400,225	6,150,521
Shares redeemed	(2,023,687)	(31,928,312)	(4,137,856)	(63,599,452)
	517,637	8,368,354	(2,307,554)	(35,211,779)
Class B Shares(a)
Shares sold	198	3,514	6,983	106,836
Shares converted to Class A	(5,567)	(88,292)	(3,063)	(46,484)
Reinvestment of distributions	2,144	33,803	5,480	84,316
Shares redeemed	(165,084)	(2,615,275)	(124,533)	(1,921,200)
	(168,309)	(2,666,250)	(115,133)	(1,776,532)
Class C Shares
Shares sold	306,368	4,851,890	200,038	3,107,743
Reinvestment of distributions	29,167	461,555	34,580	531,704
Shares redeemed	(235,876)	(3,727,274)	(605,351)	(9,290,473)
	99,659	1,586,171	(370,733)	(5,651,026)
Institutional Shares
Shares sold	8,459,272	134,040,755	4,042,145	62,455,306
Reinvestment of distributions	650,973	10,299,012	718,823	11,046,524
Shares redeemed	(4,036,725)	(63,764,306)	(8,831,471)	(135,529,121)
	5,073,520	80,575,461	(4,070,503)	(62,027,291)
Service Shares
Reinvestment of distributions	38	613	46	706
Shares redeemed	—	—	(230)	(3,523)
	38	613	(184)	(2,817)
Class IR Shares
Shares sold	251,546	3,979,297	44,200	684,435
Reinvestment of distributions	8,119	128,371	6,911	106,250
Shares redeemed	(49,681)	(783,459)	(118,012)	(1,797,973)
	209,984	3,324,209	(66,901)	(1,007,288)
NET INCREASE (DECREASE)	5,732,529	$91,188,558	(6,931,008)	$(105,676,733)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Municipal Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,969,366	$74,119,450	5,950,695	$53,303,333
Shares converted from Class B(a)	6,258	58,391	196	1,750
Reinvestment of distributions	1,166,093	10,837,012	1,398,144	12,391,836
Shares redeemed	(10,101,477)	(93,738,421)	(15,326,648)	(135,881,316)
	(959,760)	(8,723,568)	(7,977,613)	(70,184,397)
Class B Shares(a)
Shares sold	1,118	10,304	3,206	30,233
Shares converted to Class A	(6,258)	(58,391)	(196)	(1,750)
Reinvestment of distributions	9,341	86,392	27,103	240,260
Shares redeemed	(569,001)	(5,300,770)	(410,620)	(3,662,054)
	(564,800)	(5,262,465)	(380,507)	(3,393,311)
Class C Shares
Shares sold	1,392,292	12,897,227	819,033	7,358,969
Reinvestment of distributions	257,193	2,390,572	306,108	2,712,454
Shares redeemed	(1,424,473)	(13,228,420)	(4,056,740)	(35,762,836)
	225,012	2,059,379	(2,931,599)	(25,691,413)
Institutional Shares
Shares sold	72,628,331	674,242,071	79,465,853	698,704,946
Reinvestment of distributions	14,058,074	130,713,841	15,334,732	135,987,061
Shares redeemed	(54,381,772)	(504,213,128)	(165,288,670)	(1,458,716,122)
	32,304,633	300,742,784	(70,488,085)	(624,024,115)
Class IR Shares
Shares sold	606,116	5,589,918	1,256,753	10,783,902
Reinvestment of distributions	80,427	748,299	45,767	403,454
Shares redeemed	(261,181)	(2,425,950)	(630,389)	(5,749,534)
	425,362	3,912,267	672,131	5,437,822
NET INCREASE (DECREASE)	31,430,447	$292,728,397	(81,105,673)	$(717,855,414)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax- Free Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,572,749	$48,477,544	9,928,501	$105,165,214
Shares converted from Class B	—	—	2	17
Reinvestment of distributions	134,781	1,429,040	187,872	1,986,710
Shares redeemed	(8,679,098)	(91,991,539)	(18,888,284)	(199,978,994)
	(3,971,568)	(42,084,955)	(8,771,909)	(92,827,053)
Class B Shares
Shares converted to Class A	—	—	(2)	(17)
Reinvestment of distributions	—	—	4	33
Shares redeemed	—	—	(1,124)	(11,861)
	—	—	(1,122)	(11,845)
Class C Shares
Shares sold	607,828	6,439,292	938,308	9,935,947
Reinvestment of distributions	10,323	109,352	16,306	172,193
Shares redeemed	(1,361,291)	(14,422,337)	(2,223,991)	(23,488,947)
	(743,140)	(7,873,693)	(1,269,377)	(13,380,807)
Institutional Shares
Shares sold	209,728,744	2,221,068,131	198,783,946	2,102,662,346
Reinvestment of distributions	4,091,001	43,326,069	3,895,089	41,122,346
Shares redeemed	(181,286,450)	(1,920,125,989)	(247,297,879)	(2,613,591,690)
	32,533,295	344,268,211	(44,618,844)	(469,806,998)
Service Shares
Shares sold	—	—	11,313	119,362
Reinvestment of distributions	76	803	283	2,997
Shares redeemed	(23,364)	(246,761)	(106,277)	(1,132,641)
	(23,288)	(245,958)	(94,681)	(1,010,282)
Class IR Shares
Shares sold	108,762	1,151,151	450,279	4,783,137
Reinvestment of distributions	6,930	73,384	15,725	166,089
Shares redeemed	(675,144)	(7,153,436)	(1,280,323)	(13,502,968)
	(559,452)	(5,928,901)	(814,319)	(8,553,742)
NET INCREASE (DECREASE)	27,235,847	$288,134,704	(55,570,252)	$(585,590,727)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Municipal Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Dynamic Municipal Income Fund (formerly the Goldman Sachs Municipal Income Fund), Goldman Sachs High Yield Municipal Fund and Goldman Sachs Short Duration Tax-Free Fund (collectively the “Funds”), portfolios of the Goldman Sachs Trust, at March 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2015

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional, Service and Class IR Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Municipal Income Fund				High Yield Municipal Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 10/01/14	Ending Account Value 3/31/15		Expenses Paid for the 6 Months Ended 3/31/15*	Beginning Account Value 10/01/14	Ending Account Value 3/31/15		Expenses Paid for the 6 Months Ended 3/31/15*	Beginning Account Value 10/01/14	Ending Account Value 3/31/15		Expenses Paid for the 6 Months Ended 3/31/15*
Class A
Actual	$1,000	$1,013.00		$3.91	$1,000	$1,019.70		$4.33	$1,000	$1,002.30		$3.64
Hypothetical 5% return	1,000	1,021.04	+	3.93	1,000	1,020.64	+	4.33	1,000	1,021.29	+	3.68
Class C
Actual	1,000	1,009.80		7.67	1,000	1,015.80		8.09	1,000	1,000.30		5.64
Hypothetical 5% return	1,000	1,017.30	+	7.70	1,000	1,016.90	+	8.10	1,000	1,019.30	+	5.69
Institutional
Actual	1,000	1,015.30		2.21	1,000	1,020.00		2.87	1,000	1,004.00		1.95
Hypothetical 5% return	1,000	1,022.74	+	2.22	1,000	1,022.09	+	2.87	1,000	1,022.99	+	1.97
Service
Actual	1,000	1,012.20		4.72	N/A	N/A		N/A	1,000	1,001.50		4.39
Hypothetical 5% return	1,000	1,020.24	+	4.73	N/A	N/A		N/A	1,000	1,020.54	+	4.43
Class IR
Actual	1,000	1,014.20		2.66	1,000	1,020.90		3.07	1,000	1,003.50		2.40
Hypothetical 5% return	1,000	1,022.29	+	2.67	1,000	1,021.89	+	3.07	1,000	1,022.54	+	2.42

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR
Dynamic Municipal Income	0.78%	1.53%	0.44%	0.94%	0.53%
High Yield Municipal	0.86	1.61	0.57	N/A	0.61
Short Duration Tax-Free	0.73	1.13	0.39	0.88	0.48

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	108	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	None
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 63	Trustee	Since 2015	Mr. Weaver is retired. Formerly, he was Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of March 31, 2015, the Trust consisted of 94 portfolios (88 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GST II, GSMLP, GSMER and GSETF. GSTII consisted of six portfolios (two of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005); and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of March 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Goldman Sachs Municipal Fixed Income Funds — Tax Information (Unaudited)

During the period ended March 31, 2015, 98.92%, 97.27% and 98.86% of the distributions from net investment income paid by the Dynamic Municipal Income Fund, the High Yield Municipal Fund and the Short Duration Tax-Free Fund, respectively, were exempt-interest dividends and are not subject to U.S. federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Short Duration Tax-Free Fund designates $370,694 or, if different, the maximum amount allowable, as capital gain dividends paid during the taxable year ended March 31, 2015.

Pursuant to Section 871(k) of the Internal Revenue Code, the Short Duration Tax-Free Fund designates $109,928 as interest-related dividends paid during the taxable year ended March 31, 2015.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of March 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund[4]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[5]
■	International Tax-Managed Equity Fund[5]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity

International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund
■	Global Managed Beta Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund will be renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[5]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our web site at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

© 2015 Goldman Sachs. All rights reserved. 161258.MF.MED.TMPL/5/2015 TFFIAR-15/16.9K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,570,472	$2,208,710	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0	Other attest services.

Tax Fees:

• PwC	$659,410	$723,485	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2015 and March 31, 2014 were approximately $659,410 and $723,485 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	June 4, 2015